UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A INFORMATION
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Securities Exchange Act of 1934
(Amendment No.   )
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Coeur Mining, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Introduction
Coeur Mining, Inc. is a U.S.-based, well-diversified, growing senior precious metals producer with seven wholly-owned operating mines: the New Afton gold-copper mine in British Columbia, Canada, the Rainy River gold-silver mine in Ontario, Canada, the Las Chispas silver-gold mine in Sonora, Mexico, the Palmarejo gold-silver complex in Chihuahua, Mexico, the Rochester silver-gold mine in Nevada, the Kensington gold mine in Alaska, and the Wharf gold mine in South Dakota. In addition, the Company wholly owns the high-grade Silvertip polymetallic critical minerals exploration project in British Columbia.

COEUR MINING®
Kensington
Juneau, Alaska
Silvertip
British Columbia, Canada
Corporate Office
Vancouver, Canada
New Afton
British Columbia, Canada
Rainy River
Ontario, Canada
Wharf
Lead, South Dakota
Corporate Office
Toronto, Canada
Headquarters
Chicago, Illinois
Rochester
Lovelock, Nevada
Las Chispas
Sonora, Mexico
Palmarejo
Chihuahua, Mexico
Operating Mine
Exploration Project

2025 Performance Highlights
Record full-year production supported by solid cost performance	Successfully integrated Las Chispas operation following acquisition of SilverCrest Metals Inc.	Strong operating and financial results at Rochester; record crushing rates

Cash increased more than tenfold to $554M at year-end	Announced acquisition of New Gold Inc. on November 3, 2025	Record full-year earnings, free cash flow[1], and adjusted EBITDA[1]
1	Free cash flow and adjusted EBITDA are non-GAAP measures. See non-GAAP reconciliation tables in the appendix to this Proxy Statement.
• COEUR MINING 2026 Proxy Statement

Fellow Stockholders
On behalf of the Board of Directors of Coeur Mining, Inc. (“Coeur” or the “Company”), I am pleased to invite you to the 2026 Annual Meeting of Stockholders to be held on May 12, 2026, at 9:30 a.m. Central Time (“Annual Meeting”). The Annual Meeting will be held virtually, with the platform allowing you to participate actively in the same manner as you would at an in-person annual meeting. The attached Notice of Annual Meeting and Proxy Statement serve as your guide to the business that will be conducted at the Annual Meeting and provide information on available methods to vote your shares.
Last year represented a transformative year for Coeur, driven by the acquisition of SilverCrest Metals Inc. and integration of the Las Chispas mine into our portfolio. Together with solid performance from our other operations and higher metal prices, the Company delivered record free cash flow, adjusted EBITDA and earnings, which allowed us to deleverage the balance sheet and begin returning capital to our investors through an inaugural stock buyback program. Our expanded portfolio delivered record annual production and achieved solid cost performance, while our investments in exploration last year drove impressive reserve and resource growth, including nearly doubling mine life at our Wharf mine to 12 years and achieving 40% and 36% increases in silver and gold proven and probable reserves, respectively, at our Palmarejo mine. In November 2025, we announced an agreement to acquire New Gold Inc. (“New Gold”) to create a new, sector-leading, all-North American senior precious metals mining company. This transaction closed in March of this year, and we look forward to completing the integration of the New Gold business into our portfolio and delivering even more impressive results in 2026 as a result. Together, our exciting performance and strategic initiatives, along with rising metals prices, helped drive an approximately 210% increase in our share price during 2025.

On behalf of the Board, the management team and employees, we thank you for your continued support of Coeur Mining and look forward to hosting you at this year’s Annual Meeting.

Our 2025 executive compensation program and results aligned with performance and stockholder returns for 2025 and the three-year period ended December 31, 2025. Our corporate annual incentive plan score was 133% of target overall, reflecting overall strong production and cost performance driving above-target adjusted EBITDA, continued industry-leading environmental, health and safety performance, and successful integration of the Las Chispas operation following our acquisition of SilverCrest. The performance shares for the three-year period ended December 31, 2025 under our long-term incentive plan paid out at 166% of target, driven by exceptional growth in reserves and resources well above targets, partially offset by mine-level return on invested capital below target, and with a positive impact from the relative TSR modifier in the plan due to performing in the top quartile of peers over the period. Please see our 2025 Annual Report for more information about our 2025 operational and financial results and 2026 priorities.
We have continued to refresh our Board by adding directors with highly relevant skills, experiences and backgrounds, including most recently with the addition of Pierre Beaudoin in February 2025 following our acquisition of SilverCrest Metals Inc. and Patrick Godin and Marilyn Schonberner in March 2026 following our acquisition of New Gold Inc. Rob Mellor’s term will end at the 2026 Annual Meeting, and I want to thank him for his service as a director, including several years as Chairman, and the significant value he has provided to the Company. I would like to thank our entire Board for their dedication and leadership over the last year.
Your Vote is Important
Regardless of how many shares you own, your vote is important. Please read the Proxy Statement before exercising your vote. Brokers are not permitted to vote on certain proposals and may not vote on any of the proposals unless you provide voting instructions. Voting your shares will help to ensure that your interests are represented at the Annual Meeting. We encourage you to return your proxy to vote your shares in advance, even if you plan to attend the virtual Annual Meeting. You can submit your proxy on the internet or by telephone, or by completing, signing, dating, and returning your proxy card or voting instruction form. Instructions on how to vote begin on page 89.
On behalf of the Board, the management team and employees, we thank you for your continued support of Coeur Mining and look forward to hosting you at this year’s Annual Meeting.
Respectfully,

Mitchell J. Krebs
Chairman, President and
Chief Executive Officer
COEUR MINING 2026 Proxy Statement • i

Notice of 2026
Annual Stockholders’ Meeting

Agenda
1	Elect the nine director nominees named in the accompanying Proxy Statement
2	Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2026
3	Approval of an amendment to the Company’s Certificate of Incorporation to limit the liability of certain officers as permitted by law
4	Advisory resolution to approve named executive officer compensation
5	Transact such other business as properly may come before the Annual Meeting

Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.
The Annual Meeting will be conducted in a virtual-only format, solely by means of a live audio webcast. Online access to the audio webcast will begin approximately 15 minutes before the start of the Annual Meeting to allow time for you to log-in and test your device’s audio system. We encourage you to access the meeting in advance of the designated start time. Stockholders participating in the Annual Meeting will be able to vote their shares electronically during the Annual Meeting and may submit a question during the virtual event using the directions on the meeting website at www.virtualshareholdermeeting.com/CDE2026. To participate in the Annual Meeting, you will need the 16-digit control number found on your proxy card, voting instruction form or notice of internet availability. If you hold your shares in the name of a broker, bank, trustee or other nominee, you may need to contact your broker, bank, trustee or other nominee for assistance with your 16-digit control number or if you need to obtain one.
By order of the Board of Directors,

Casey M. Nault
Executive Vice President, General Counsel and Secretary
Coeur Mining, Inc.
April 1, 2026

MEETING DATE Tuesday, May 12, 2026
TIME 9:30 a.m. Central Time
PLACE Live via the internet – please visit www.virtualshareholdermeeting.com/ CDE2026
RECORD DATE March 18, 2026

YOUR VOTE IS IMPORTANT
Please cast your vote as soon as possible by using one of the following methods:
Online at www.proxyvote.com
Mail your signed proxy or voting instruction form
Call toll-free from the United States, U.S. territories and Canada via 1-800-690-6903
Attend the Annual Meeting online www.virtualshareholder meeting.com/CDE2026
For more information about voting, see “General Information” on page 88.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on May 12, 2026. This Proxy Statement and our 2025 Annual Report to Stockholders, which contains financial and other information concerning Coeur Mining, Inc., are available at www.proxyvote.com.

ii • COEUR MINING 2026 Proxy Statement

1	Proxy Statement Summary
9	Corporate Governance
	9	Best Practices
	9	Director and Nominee Experience and Qualifications
	11	Board Composition and Refreshment
	11	Director Nomination Process
	11	Evaluation Process for Current Directors
	12	Majority Vote Standard for the Election of Directors
14	Proposal No. 1: Election of Directors
	14	Director Nominees
	25	Meeting Attendance
	25	Committees of the Board of Directors
	27	Board Leadership Structure
	27	Director Independence
	28	Related Person Transactions
	29	Meetings of Non-Management Directors
	29	Director Education and Development
	29	Policy Regarding Recommending Nominees by Stockholders
	29	Management Succession Planning and Talent Development
	30	Board Oversight of Long-Term Strategy and Capital Allocation
	30	Stockholder Outreach and Engagement
	31	Corporate Governance Guidelines and Code of Business Conduct and Ethics
	31	Corporate Responsibility
	35	Human Capital Management
	37	Policy Regarding Stockholder and Other Interested Person Communications with Directors
	37	Compensation Consultant Disclosure
	38	Risk Oversight
	40	Cybersecurity Oversight
	40	Compensation and Leadership Development Committee Role in Risk
	40	Compensation and Leadership Development Committee Interlocks and Insider Participation
	41	Audit and Non-Audit Fees
	41	Audit Committee Policies and Procedures for Pre-Approval of Independent Auditor Services
42	Audit Committee Report
43	Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm for 2026

44	Proposal No. 3: Approval of an Amendment to the Company’s Certificate of Incorporation to Limit the Liability of Certain Officers as Permitted by Law
46	Information about our Executive Officers
49	Share Ownership
51	Compensation Discussion and Analysis
	51	CD&A Summary
	56	Our Executive Compensation Program
	60	2025 Executive Compensation—Realized and Realizable Pay
	61	2025 Executive Compensation Results
	70	Other Compensation Arrangements and Policies
72	Director Compensation
73	Compensation and Leadership Development Committee Report
74	Proposal No. 4: Advisory Resolution to Approve Named Executive Officer Compensation
76	2025 Executive Compensation Information
	76	2025 Summary Compensation Table
	78	2025 Grants of Plan-Based Awards
	79	Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
	80	Outstanding Equity Awards at 2025 Year-End
	81	2025 Stock Vested
	81	Nonqualified Deferred Compensation
	82	Potential Payments Upon Termination or Change-In-Control
85	2025 Ratio of CEO Compensation to Median Employee Compensation
86	Pay-versus-Performance Table
88	General Information
92	Other Matters
	92	Stockholder Proposals for the 2027 Annual Stockholders’ Meeting
93	Appendix A – Certain Additional Information
	93	Reconciliation of Non-U.S. GAAP Information
	95	Reserves and Resources
96	Appendix B – Amendment to the Company’s Certificate of Incorporation to Limit the Liability of Certain Officers as Permitted by Law
COEUR MINING 2026 Proxy Statement • iii

Cautionary Statement Concerning Forward-Looking Statements
This Proxy Statement contains numerous forward-looking statements within the meaning of Section 21E of the Exchange Act relating to our business, including statements regarding reserve and resource estimates, production levels, cash flow levels, growth, exploration efforts, capital expenditures, risks associated with the continued integration following the recent acquisition of New Gold, return on invested capital, corporate responsibility, timing and content of our next report on corporate responsibility matters, costs, risk profile, returns and advancement of strategic priorities. Such forward-looking statements are identified by the use of words such as “believes,” “intends,” “expects,” “hopes,” “may,” “should,” “plan,” “projected,” “contemplates,” “anticipates” or similar words and involve known and unknown risks, uncertainties and other factors which may cause Coeur’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Such factors include, among others, the risk that exploration efforts will not occur on a timely basis or require more capital than currently anticipated; the risk that anticipated production, cost, expenditure levels at our New Afton, Rainy River, Las Chispas, Palmarejo, Rochester, Kensington and Wharf mines are not attained; the risks and hazards inherent in the mining business (including risks inherent in developing and expanding large-scale mining projects, environmental hazards, industrial accidents, weather or geologically-related conditions); changes in the market prices of gold, silver and copper and a sustained lower price or higher treatment and refining charge environment; the impact of geopolitical conditions, pandemics or epidemics, climate change, extreme weather events and other macro conditions, including disruptions to operations, the need for heightened health and safety protocols, inflation, tariffs, and disruptions to our vendors, suppliers and the communities where we operate; the uncertainties inherent in our production, exploration and development activities, including risks relating to permitting and regulatory delays (including the impact of government shutdowns), ground conditions, grade and recovery variability; any future labor disputes or work stoppages (involving us or our subsidiaries or third parties); the risk of adverse outcomes in litigation; the uncertainties inherent in the estimation of gold, silver, copper, zinc and lead mineral reserves and resources; impacts from our future acquisition of new mining properties or businesses; the loss of access or insolvency of any third-party refiner or smelter to whom we market our production; inflationary pressures; government orders that may require temporary suspension of operations at one or more of our sites and effects on our suppliers or the refiners and smelters to whom we market our production and on the communities where we operate; the effects of environmental and other governmental regulations and government shut-downs; the risks inherent in the ownership or operation of or investment in mining properties or businesses in foreign countries; the ability to maintain positive relationships with community stakeholders; the implementation of tariffs or trade barriers; and our ability to raise additional financing necessary to conduct our business, make payments or refinance our debt, as well as other uncertainties and risk factors set out in filings made from time to time with the United States Securities and Exchange Commission, and the Canadian securities regulators, including, without limitation, Coeur’s most recent report on Form 10-K. Actual results, developments and timetables could vary significantly from the estimates presented. Readers are cautioned not to put undue reliance on forward-looking statements. The Company disclaims any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.
Website References
Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.
iv • COEUR MINING 2026 Proxy Statement

Index of Certain Defined
Terms and Abbreviations

Adjusted EBITDA[1]	Earnings before interest, taxes, depreciation and amortization, adjusted to exclude items that may not be indicative of, or are unrelated to our core operating results
AgEqOz	Silver equivalent ounce
AIP	Annual Incentive Plan
Annual Meeting	2026 Annual Stockholders’ Meeting to be held May 12, 2026
Audit Committee	Audit Committee of the Board
AuEqOz	Gold equivalent ounce
Board	Coeur’s Board of Directors
CAS	Costs applicable to sales
CD&A	Compensation Discussion and Analysis
CLD Committee	Compensation and Leadership Development Committee of the Board
Code	Coeur’s Code of Business Conduct and Ethics
Coeur or the Company	Coeur Mining, Inc.
EHSCR Committee	Environmental, Health, Safety and Corporate Responsibility Committee of the Board
Executive Committee	Executive Committee of the Board
FCF	Free Cash Flow
GAAP	Generally Accepted Accounting Principles
GHG	Greenhouse Gas
GRI	Global Reporting Initiative
HCM	Human Capital Management
LTIP or Plan	Coeur Mining, Inc. 2018 Long-Term Incentive Plan, as amended
Meridian	Meridian Compensation Partners, Inc.
NCG Committee	Nominating and Corporate Governance Committee of the Board
NEOs	Named Executive Officers
NYSE	New York Stock Exchange
PCAOB	Public Company Accounting Oversight Board
PSUs	Performance share units issued under the LTIP
Record Date	March 18, 2026
ROIC	Return on invested capital
rTSR	Relative TSR
SASB	Sustainability Accounting Standards Board
SEC	Securities and Exchange Commission
TCFD	Financial Stability Board’s Task Force on Climate-related Financial Disclosures
Total Debt	Total Company debt, which includes capital leases, net of debt issuance costs and premium received
TRIFR	Total Reportable Injury Frequency Rate
TSR	Total stockholder return

1	Please see “Appendix A—Certain Additional Information” for more information about non-GAAP measures used in this Proxy Statement and reconciliations of these measures to U.S. GAAP.

Where You Can Find More Information
ANNUAL MEETING
Annual Report www.coeur.com/_resources/pdfs/ 2025-Annual-Report.pdf

Annual Meeting Website www.coeur.com/investors/events/ 2026-annual-stockholders-meeting

Vote your shares via the internet www.proxyvote.com

Register to attend the meeting www.proxyvote.com

INVESTOR RELATIONS
www.coeur.com/investors/overview/

CORPORATE GOVERNANCE
The following are available in the Corporate Governance section of our website:
www.coeur.com/company/ corporate-governance/

•	Audit Committee Charter
•	CLD Committee Charter
•	EHSCR Committee Charter
•	Executive Committee Charter
•	NCG Committee Charter
•	Code of Business Conduct and Ethics
•	Clawback and Forfeiture Policy
•	Insider Trading Policy
•	Bylaws
•	Certificate of Incorporation
•	Corporate Governance Guidelines

COEUR MINING 2026 Proxy Statement • v

Proxy Statement Summary
IN THIS SECTION
1	Annual Meeting
1	Voting Matters
2	Our Business and Strategy
2	2025 Performance Highlights
3	2025 Executive Compensation Highlights
4	Ongoing Evolution of Executive Compensation Program
4	2025 Investor Outreach and Engagement Highlights
5	Corporate Governance Highlights and Best Practices
6	Director Nominees
7	Human Capital Management and Culture
7	Corporate Responsibility

Proxy Statement Summary
This Proxy Statement summary highlights information contained elsewhere in this Proxy Statement, which is first being sent or made available to stockholders on or about April 1, 2026. This is only a summary, and we encourage you to read the entire Proxy Statement carefully before voting.
Annual Meeting

TIME AND DATE 9:30 a.m. Central Time on Tuesday, May 12, 2026	PLACE Live via the internet at www.virtualshareholdermeeting.com/CDE2026	RECORD DATE Wednesday, March 18, 2026

VOTING
Holders of common stock as of the Record Date are
entitled to vote. Each share of common stock is entitled
to one vote for each director nominee and one vote for
each of the proposals to be voted on.
ATTENDANCE You are entitled to attend the Annual Meeting only if you were a Coeur stockholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting.

Voting Matters

Proposal		Coeur Board Voting Recommendation	Page Reference (for more detail)
1	Election of nine director nominees named in this accompanying Proxy Statement	FOR each nominee	14
2	Ratification of the appointment of Grant Thornton LLP as Coeur’s independent registered public accounting firm for 2026	FOR	43
3	Approval of an amendment to the Company’s Certificate of Incorporation to limit the liability of certain officers as permitted by law	FOR	44
4	Advisory resolution to approve named executive officer compensation	FOR	74

We will make a charitable contribution of $1 to Hire Heroes USA for every stockholder account that votes, up to a maximum donation of $10,000.
Coeur is committed to recruiting, supporting and integrating veterans into our operations through our Coeur Heroes program, launched in 2018. Coeur Heroes provides past and present service members with the opportunity to use the special skills they developed during their time of service to help make a difference at our operations. As of December 31, 2025, we have provided more than 110 career placements to well-qualified U.S. military personnel.

COEUR MINING 2026 Proxy Statement • 1

Proxy Statement Summary

Our Business and Strategy
We are a senior precious metals producer with assets located in the United States, Mexico and Canada. Our common stock is listed on the New York Stock Exchange under the symbol “CDE” and on the Toronto Stock Exchange under the symbol “CDE”. Coeur’s strategy is to be America’s premier, growing senior provider of precious and critical minerals from a balanced, prospective asset base located in mining-friendly jurisdictions and underpinned by leading corporate responsibility and human capital practices. Our strategy is guided by our purpose statement, We Pursue a Higher Standard, and three key principles:
PROTECT	DEVELOP	DELIVER
Our People, Places, Planet	Quality Resources, Growth, Plans, Talent	Impactful Results Through Teamwork

We conduct our business with a proactive focus on positively impacting the health, safety, and socioeconomic status of our people and the communities in which we operate as well as being responsible stewards of the environment.
2025 Performance Highlights
In 2025, the Company continued to operate safely and responsibly, while achieving record full-year production levels, successfully advancing the key strategic initiative of integrating the Las Chispas operation into our portfolio following the acquisition of SilverCrest Metals Inc., and maintaining disciplined performance in cost control efforts and achieving record performance on several key financial metrics. The 2025 exploration program drove significant growth in reserves and resources across our portfolio. Proven and probable gold reserves increased 65% at Wharf at year-end 2025, leading to a near doubling of Wharf’s mine life to 12 years. Gold proven and probable mineral reserves increased 9% at Kensington. At Palmarejo, silver and gold proven and probable resources increased 40% and 36%, respectively, with an 86% increase in inferred resources. We also announced the acquisition of New Gold Inc. in November 2025, which closed in March 2026 and substantially contributed to further reserves and resources increases and enhanced Coeur’s footprint, production, and free cash flow profile with the addition of the New Afton and Rainy River mines.

Announced New Gold transaction, which closed in March 2026	Strong operating and financial results at Rochester; record crushing rates

Delivered record full-year production	Record full-year cash flow[1], adjusted EBITDA[1] and earnings	Strong CAS performance across the portfolio

Meaningful additions in year-end gold and silver reserves and resources	Well positioned for record 2026 results
1	Free cash flow and adjusted EBITDA are non-GAAP measures. See non-GAAP reconciliation tables in the appendix to this Proxy Statement.
2 • COEUR MINING 2026 Proxy Statement

Proxy Statement Summary

2025 Executive Compensation Highlights (p. 51)
Compensation programs across the Company are designed to promote operational success and drive the creation of long-term value for our stockholders, taking into consideration the contributions made by employees in various roles.
The CD&A section provides a detailed discussion of the philosophy, structure and compensation paid to our NEOs for 2025, and describes our leading compensation practices, and the strong link between pay and Company performance. At our 2025 Annual Meeting, our stockholders again showed strong support for our executive compensation program with over 97% of the votes cast for the approval of our “say-on-pay” proposal.
OVER 97%
APPROVAL OF OUR “SAY-ON-PAY” PROPOSAL
In 2025, our CLD Committee continued to place a significant proportion of the compensation of our NEOs at risk in order to align pay with performance to a greater extent than our peers, as shown in the charts below.

The peer group reflected above is described in “Compensation Discussion and Analysis—2025 Peer Group” on page 59. Data is from public filings for fiscal year 2024. NEO (Average) excludes the CEO.
2025 corporate AIP results of 133% of target reflect strong performance on gold production and costs, continued industry-leading environmental, health and safety performance, achievement of the key strategic initiative of integrating the Las Chispas mine following the acquisition of SilverCrest, and adjusted EBITDA above target, partially offset by lower silver production and above-target silver costs. Our performance share program for the three-year period ended December 31, 2025 paid out at 166% of target, driven by above-target growth in reserves and resources and solid but below-target performance on our mine-level return on invested capital, and with a positive impact from a relative TSR modifier.
2025 Annual Incentive Plan Results1

Metric	Weight	Result	Weighted Payout
Gold Production	13%	115%	15.0%
Silver Production	7%	79%	5.5%
Gold CAS	13%	144%	18.7%
Silver CAS	7%	98%	6.9%
Adjusted EBITDA	20%	104%	20.9%
Strategic Initiatives	20%	171%	34.2%
EHS Scorecard	20%	160%	32.0%
Total Payout			133%[3]

2023-2025 LTIP Performance Share Results1

Metric	Weight[2]	Result	Weighted Payout[3]
ROIC	50%	65%	32.5%
Reserves & Resources Growth
P&P AuEq Ounce Additions	25%	200%	50%
Inferred AuEq Ounce Additions	25%	200%	50%
Primary Measures Result	100%		132.5%
Relative TSR Modifier			x125%
Total Payout			166%

1	For details about the calculation of 2025 AIP and 2023-2025 LTIP performance shares results, see “2025 Executive Compensation Results” beginning on page 61.
2
Weighting is calculated as a percentage of the total 2023 performance share grant target value. For details about the calculation of the payout for the 2023 performance share awards, see “Payouts for 2023-2025 Performance Shares” on page 67.

3	By convention, the actual weighted payout is rounded to the nearest whole number.
COEUR MINING 2026 Proxy Statement • 3

Proxy Statement Summary

Ongoing Evolution of Executive Compensation Program

2025 Investor Outreach and Engagement Highlights (p. 30)

OUTREACH TO ALL INVESTORS HOLDING 0.15% OR MORE OUTSTANDING COEUR STOCK		5 CONFERENCE CALLS WITH INVESTORS AND ANALYSTS WITH Q&A, INCLUDING ONE TO ANNOUNCE THE NEW GOLD ACQUISITION
PARTICIPATED IN 14 INVESTOR CONFERENCES	OVER 190 ONE-ON-ONE AND GROUP MEETINGS WITH INVESTORS	INVESTOR TOUR OF ROCHESTER IN MAY 2025 AND WHARF IN JULY 2025

What We Heard from Stockholders	What We Did
Improve free cash flow and strengthen balance sheet
•
Generated strong operating cash flow as growth capital spending declined. Finished 2025 with a record breaking $666 million of free cash flow
•
Coeur’s focus on reducing debt and building out a robust balance sheet led to a significant reduction in our net leverage ratio and significantly improved cash position
•
Net leverage ratio decreased from 1.6x at the end of 2024 to (0.2x) at the end of 2025
•
Bolstered liquidity position with a year-end cash balance of $554 million, a near 10x increase vs. prior year

Successfully integrate Las Chispas and drive enhancements at Rochester
•
Closed on the acquisition of SilverCrest Metals, Inc. and successfully integrated the Las Chispas mine into Coeur’s portfolio to bolster annual production levels and financial performance
•
Advanced enhancements to the expanded Rochester operation, delivering sequential improvements in production and operating performance over the year
•
Reached record quarterly ore tonnes crushed and placed at Rochester in the fourth quarter with 6.4 million tonnes crushed and 9.3 million tonnes placed. Silver and gold production increased 40% and 54% year-over-year, respectively, which supported the operation in achieving record free cash flow of $78 million in the fourth quarter

Link executive compensation program to drive long-term stockholder value	• AIP and LTIP include metrics that are key drivers of stockholder value and aligned with stockholder returns
4 • COEUR MINING 2026 Proxy Statement

Proxy Statement Summary

What We Heard from Stockholders	What We Did
Emphasize culture and human capital management	• Completed internal culture survey, with 92% employee participation and strong results; developed plans to address areas of opportunity for improvement based on survey feedback
Include directors in stockholder engagement calls	• Our independent directors, including the chairs of our Board committees, are made available to engage directly with stockholders as part of our annual stockholder outreach program
Corporate Governance Highlights and Best Practices (p. 9)

EFFECTIVE BOARD LEADERSHIP AND STRATEGIC RISK OVERSIGHT	LEAD INDEPENDENT DIRECTOR	BEST-IN-CLASS GOVERNANCE PRACTICES	8 OF 9 INDEPENDENT DIRECTOR NOMINEES

BALANCED NOMINEE TENURE			NOMINEE INDEPENDENCE
0-5 YEARS	6-10 YEARS	10+ YEARS	89% OF BOARD NOMINEES ARE INDEPENDENT

We believe our Board should possess a combination of skills, professional experience and diversity of viewpoints to effectively oversee our business. The graphic below provides an overview of the skills and qualifications of our slate of director nominees. More information about each individual director nominee’s skills and qualifications can be found beginning on page 9.

COEUR MINING 2026 Proxy Statement • 5

Proxy Statement Summary

Director Nominees (p. 14)

Name and Principal Occupation	Age	Director Since	Independent	Other Public Company Boards	Committee Memberships
Linda L. Adamany Independent Lead Director, Jefferies Financial Group Inc.; Director, Vitesse Energy, Inc. and BlackRock Institutional Trust Company	74	2013		2	Audit – Chair CLD Exec NCG
Pierre Beaudoin Non-Executive Chairman, Radisson Mining Resources, Inc.	62	2025		1	EHSCR
Paramita Das Director, Genco Shipping & Trading Ltd. and Toromont Industries, Ltd.	49	2023		2	Audit EHSCR NCG
Patrick Godin Director, OR Royalties Inc.	57	2026		0
Jeane L. Hull Director, Epiroc AB, Hudbay Minerals, and Wheaton Precious Metals Corporation	71	2022		3	EHSCR – Chair CLD
Mitchell J. Krebs Chairman, President & CEO of Coeur Mining, Inc.	54	2011		0	Exec – Chair
Eduardo Luna Non-Executive Chairman, Rochester Resources Ltd.; Lead Director, Vizsla Silver Corp.	80	2018		2	Audit EHSCR
Marilyn Schonberner Director, Wheaton Precious Metals Corporation	66	2026		1	Audit
J. Kenneth Thompson Lead Independent Director of Coeur Mining, Inc.; President and CEO of Pacific Star Energy LLC	74	2002		0	CLD – Chair Exec NCG
6 • COEUR MINING 2026 Proxy Statement

Proxy Statement Summary

Human Capital Management and Culture (p. 35)
With 92% participation, 2025 Coeur culture survey respondents say we are...

SAFE	ETHICAL	ENGAGED	PROUD

Coeur has long recognized that people and culture are key to achieving our strategic goals. We aim to promote safety first and proactively develop our people while fostering a healthy culture. Our leadership team regularly engages with employees to assess our culture through surveys, town halls that provide opportunities for employees to ask questions, and development programming, among other efforts. We also conduct robust succession planning at all levels of the organization.
Building on the results of our fourth biennial culture survey in 2025, we have focused on making improvements to address employee responses. We anticipate conducting another culture survey in 2027 to gather additional employee feedback.
Corporate Responsibility (p. 31)
Our corporate responsibility strategy and priorities are rooted in long-term value creation and risk management. We continued to advance our corporate responsibility initiatives in 2025, including the publication of our 2024 Responsibility Report, which outlined commitments to further strengthen specific, objective goals to continue to maintain and improve our industry leading safety record, make further progress on implementing actions identified through our inclusion index and conduct a biennial Company-wide culture survey, continue implementation of the Global Industry Standard on Tailings Management across our portfolio, support our biodiversity standard by piloting and completing additional nature-related risk workshop assessments, enhance the effectiveness of our community relations processes and continue to reinforce our ethics, risk management and compliance programs. Our next report on corporate responsibility matters, expected to be published in the second quarter of 2026, will provide an update on our progress on these goals and our other achievements and priorities. We are particularly proud to have achieved the following recent accomplishments and awards:

Reduced the net intensity of our emissions by 38% as of the end of 2024, surpassing our goal of 35% reduction[1]	Tied executive compensation and individual incentive programs to EHS performance	Sourced renewable power for Rochester, Wharf and Las Chispas	Implementing Global Industry Standard on Tailings Management across all sites

As of 2022, Coeur received an MSCI ESG Rating of “A”[2]	Coeur is ranked first among U.S. peers with the lowest Total Reportable Injury Frequency Rate in 2025[3]	Palmarejo is a 13-time recipient of Empresa Socialmente Responsable distinction and Las Chispas received the distinction in 2025[4]	Advanced biodiversity risk assessments in line with our biodiversity management standard

Active Board refreshment including three new directors in the last two years	ISS QualityScore of “1” for Governance (Highest Possible)	Mitch Krebs, Chairman, President & CEO, served as Chair of NMA ECG Task Force and as Chair of NMA	2024 Winner Best Compliance and Ethics Program (small/mid-cap) and Best Proxy statement (mid-cap), Corporate Secretary

1	Base Year GHG Intensity of 14.21 kg CO2 e/ton processed calculated using an average of 2018 and 2019 Scope 1 and Scope 2 emissions and production values.
2	For more information on MSCI ESG Ratings, please visit https://www.msci.com/notice-and-disclaimer.
3
Source(s): U.S. Department of Labor Mine Safety and Health Administration (MSHA): Metal Operators Mine Safety and Health Statistics; Coeur average 0.17 injuries per 200,000 employee-hours worked vs. industry average 1.31.

4
The Socially Responsible Company (ESR®) Distinction is an annual recognition granted by the Mexican Center for Philanthropy (Centro Mexicano para la Filantropía, CEMEFI) to companies that demonstrate strong ethical practices, community engagement, environmental responsibility and sound governance.

COEUR MINING 2026 Proxy Statement • 7

Corporate Governance
IN THIS SECTION
9	Best Practices
9	Director and Nominee Experience and Qualifications
11	Board Composition and Refreshment
11	Director Nomination Process
11	Evaluation Process for Current Directors
12	Majority Vote Standard for the Election of Directors

Corporate Governance
Best Practices
•	All directors and nominees are independent under NYSE and applicable SEC standards other than the Chief Executive Officer (“CEO”)
•	Proactive ongoing stockholder outreach on governance, executive compensation and other corporate matters, including participation by independent directors
•	Active Board refreshment, with three current directors added in the last two years
•	Lead Director’s one-on-one meetings with each director promote candor, effectiveness and accountability
•	Strong mix of directors with complementary skills
•	Majority voting in uncontested director elections with a resignation policy
•	Annual evaluations promote Board and Board committee effectiveness
•	All directors elected annually for one-year terms
•	Proxy access allows stockholders who have satisfied requirements specified in our Bylaws to include director nominees in the Proxy Statement and form of proxy
•	Stockholders owning 20% or more of Coeur’s common stock have the right to call a special meeting of the stockholders
•	No related person transactions with directors, director nominees or executive officers
•	No poison pill or similar anti-takeover defenses in place
•	Peer-leading stock ownership guidelines for both directors and executive officers
•	Active Board oversight of enterprise risk, including involvement in strategy setting and crisis management preparation and response efforts
•	Clawback and Forfeiture Policy covers both financial restatements and officer misconduct and applies to annual incentive payouts along with both time-based and performance-based equity awards
•	Annual advisory vote on named executive officer compensation
Director and Nominee Experience and Qualifications
Coeur is a senior precious metals mining company with mining operations and exploration properties in the United States, Mexico and Canada. The management of our business requires the balancing of many considerations, including:
•	Strategic and financial growth and building long-term value for our stockholders
•	Fostering and maintaining a strong culture
•	Cyclicality of commodities prices
•	Attracting, developing and retaining talented employees
•	Liquidity management in a capital-intensive industry
•	Complying with laws and regulations in a heavily regulated industry
•	Health and safety of our employees, contractors, and community partners
•	Maintaining leading corporate governance and disclosure practices
•	Environmental stewardship
•	Implementing appropriate systems to identify, report and manage principal business risks
•	Building positive relationships with the communities in which we operate
Our Board believes that it should possess a combination of skills, professional experience and diversity of viewpoints to oversee our business, together with relevant technical skills and financial acumen that demonstrates an understanding of the financial and operational aspects and associated risks of a large, complex organization like Coeur. Our Corporate Governance Guidelines contain Board membership criteria, focused on ethics and integrity, mature and sound business judgment, strength of character, professional experience, industry knowledge and diversity of viewpoints, all in the context of an assessment of the perceived needs of the Board at that point in time. Accordingly, the Board and the NCG Committee consider the qualifications of incumbent directors and director candidates individually and in the broader context of the Board’s overall composition and our current and future needs, including an incumbent director’s or potential director’s ability to contribute to the diversity of viewpoints and experience represented on the Board. The Board and NCG Committee regularly review their effectiveness in balancing these considerations when assessing the composition of the Board. Coeur has nominated nine directors for election in this Proxy Statement.
COEUR MINING 2026 Proxy Statement • 9

Corporate Governance

The Board and the NCG Committee have not formulated any specific minimum qualifications, but rather consider the factors described above and, among other things, the Board has determined that it is important to have individuals with the following skills and experiences on the Board:

Strategy Development and Execution
Directors with experience creating and advancing strategic direction and growth through mergers, acquisitions, joint ventures and other strategic initiatives, as well as overseeing commitment of resources and management of risk, provide critical insights in evaluating strategic plans and opportunities

Project Development/Management
The mining business is project intensive. Coeur benefits by having directors with experience in the entire lifecycle of acquiring, developing and managing large and complex projects

Capital Markets Transactions
Analysis and understanding of proposed capital markets transactions, including risks and impacts to our existing capital structure, is critical to oversight of strategy execution and project management

Government Affairs, Regulatory and Legal
We operate in a heavily regulated industry that is directly affected by governmental actions and legal requirements at the local, state and federal levels in the United States, Mexico and Canada

Human Capital Management Oversight of the recruitment, retention and development of key talent is critical for execution of the Company’s strategies and initiatives
Finance/Accounting We operate in a complex financial and regulatory environment with disclosure requirements, detailed business processes and internal controls

Technology/Cybersecurity
Providing perspectives on innovation and overseeing the physical and cyber threats against the security of our operations, assets and systems and response preparedness is critical to our operations

Extractive or Cyclical Industry
The mining sector, particularly precious metals mining, is cyclical, and stockholders and management benefit from the perspectives and experience of directors who have led firms through several full business cycles

Environmental, Health, Safety and Community Matters
Operating safely and protecting the environments and communities in which we operate is one of our highest priorities and essential to the success of our business

Current and Former CEO/Group Executive
Directors with experience in significant leadership positions possess strong abilities to motivate and develop people and understand the complexities and challenges of managing a large organization

U.S. Public Company Board Service
As a U.S.-based company with its primary listing on NYSE, directors who have experience serving on other U.S. public company boards generally are well-prepared to fulfill the Board’s responsibilities of overseeing and providing guidance to management in the context of U.S. public company regulation and governance structures

Geographic Experience in the jurisdictions in which we operate helps us navigate unique jurisdictional challenges, including culture and legal and regulatory environments

Diversity of Perspectives and Viewpoints
A board with diverse skills, backgrounds and experiences helps to foster high quality discussions with a wide range of viewpoints and perspectives that can encourage well-reasoned decision-making and increase overall effectiveness

In addition to a well-qualified Board with a broad range of backgrounds and experiences, Coeur recognizes the importance of a well-rounded senior executive leadership team. We strive for an inclusive culture to attract and retain highly qualified leaders based on merit.
10 • COEUR MINING 2026 Proxy Statement

Corporate Governance

Board Composition and Refreshment
The Board believes that directors should be evaluated on their individual perspectives, experiences and abilities to contribute to the Board. The Board does not have a mandatory retirement age and believes that long-serving directors can provide important perspectives and insights based on industry experience and a deep understanding of our long-term plans and objectives. The Board is focused on maintaining a balance between longer serving directors and newer directors with complementary skills, expertise, and diverse backgrounds and points of view to allow for natural turnover and an appropriate pace of Board refreshment. For example, Mr. Thompson, our longest-serving director nominee, has deep public company board experience, including leading other public company boards, which is invaluable to our Board and management team and balances well with the perspectives of our newer directors. Additionally, Mr. Thompson has significant experience serving Coeur in different economic environments, through multiple business and commodity cycles, and under multiple management teams, which provides an experience and perspective that is highly valuable in providing strong leadership to a company in our industry. In identifying director candidates from time to time, the NCG Committee seeks to include well-qualified candidates with diverse backgrounds, experiences and perspectives in potential candidate pools and may focus on specific skills and experiences of particular importance at the time in order to enhance the overall balance and effectiveness of the Board, as was the case with the addition of Ms. Hull in 2022, Ms. Das in 2023, Mr. Beaudoin in 2025, and Mr. Godin and Ms. Schonberner earlier this year. The Board currently includes six male directors and four female directors. Two directors self-identify as ethnically diverse. As part of the Board’s ongoing efforts to seek a balance of skills, experience and tenure, as described in more detail below, the current composition of the Board includes three new directors added in the past two years. If all of the nominees are elected to the Board, the average tenure of the directors will be approximately 7.6 years, with five of the independent director nominees having served four years or less.
Director Nomination Process
The NCG Committee reviews and makes recommendations regarding the composition and size of the Board. The Board considers candidates identified by search firms it retains or consults with periodically, as well as candidates recommended by current directors, management (as was the case with Ms. Hull and Ms. Das) and stockholders, and through other methods. Mr. Beaudoin was selected through an NCG and Board process in connection with our commitment under the SilverCrest acquisition agreement. Mr. Godin and Ms. Schonberner were similarly selected through an NCG and Board process in connection with our acquisition of New Gold that evaluated potential candidates from New Gold’s Board of Directors. The NCG Committee has adopted a policy pursuant to which significant long-term stockholders may recommend a director candidate. See page 29 for more details.

Evaluation Process for Current Directors
Before recommending an incumbent director for re-nomination, the NCG Committee considers each incumbent director’s experience, qualifications and expected future contributions to the Board. The NCG Committee’s annual review of existing directors includes the following considerations:
•
Key Attributes and Responsibilities – In addition to having a Board composed of directors who collectively possess the well-rounded set of skills described above, directors should actively: represent the interests of stockholders; assess and advise management regarding major risks facing the Company; oversee that processes are in place for maintaining the integrity of the Company, its financial statements, its data and systems, its compliance with laws and ethics, its relationships with third parties, and its relationships with other stakeholders; contribute to the effective functioning of the Board; select, evaluate, retain and compensate a well-qualified CEO and senior management team; oversee succession planning; and commit to fostering an inclusive environment at the Company.

•
Independence – Consideration is given to the interests or affiliations of a director and whether he or she is in compliance with applicable laws or stock exchange requirements or could compromise the independence and integrity of an independent director’s service on behalf of stockholders, including the director’s relationships with the Company that would interfere with the director’s exercise of independent judgment.

COEUR MINING 2026 Proxy Statement • 11

Corporate Governance

•
Commitment and Performance – A willingness and ability to devote the time necessary to serve on the Board is an important element of being an effective director. In this regard, we have a director overboarding policy included in our Corporate Governance Guidelines, which limits the total number of public company boards (including Coeur’s) to four, or two (including Coeur’s) for directors who are executive officers of public companies.

Annual Board Self-Evaluation Process

SELF EVALUATIONS

Each director reviews questions provided in advance to prepare for the in-person one-on-one meeting with the Lead Director and in-person discussions among the Board and each committee

ONE-ON-ONE MEETINGS

Mr. Thompson, Lead Director of the Board, meets individually with each director to discuss a range of topics including Board and committee composition, organization and effectiveness of meetings and communication, each director’s personal contribution to the Board and relevant committees and sufficiency of the level of internal and external support provided to the Board and its committees

IN-PERSON DISCUSSIONS

Directors participate in discussions at a meeting of the full Board and each committee to discuss observations arising from the questions provided in advance and the Lead Director’s one-on-one meeting with each director

INCORPORATE FEEDBACK

Meaningful feedback is generated each year from the self-evaluation process, including, in recent years, with respect to allocation of time during Board meetings which has led to an increase in time spent on critical topics such as strategy, capital allocation, executive and director succession planning, corporate responsibility, inclusion and risk management (including an increased focus on cyber risk matters)

Majority Vote Standard for the Election of Directors
According to our Bylaws, in an uncontested election, the number of votes cast “for” a director’s election must exceed the number of votes cast “against” that director.
If a nominee for director does not receive the vote of at least a majority of votes cast at the Annual Meeting, it is the policy of the Board that the director is expected to tender his or her offer of resignation. The NCG Committee then makes a recommendation to the Board whether to accept or reject the tendered resignation offer, or whether other action should be taken, taking into account all of the relevant facts and circumstances. Any director who has tendered his or her offer of resignation may not take part in the proceedings with respect to his or her resignation offer. For additional information, our Corporate Governance Guidelines are available on the Corporate Governance page of our website, www.coeur.com/company/corporate-governance/, and to any stockholder who requests a copy.
12 • COEUR MINING 2026 Proxy Statement

Proposal 1: Election of Directors
IN THIS SECTION
14	Director Nominees
25	Meeting Attendance
25	Committees of the Board of Directors
27	Board Leadership Structure
27	Director Independence
28	Related Person Transactions
29	Meetings of Non-Management Directors
29	Director Education and Development
29	Policy Regarding Recommending Nominees by Stockholders
29	Management Succession Planning and Talent Development
30	Board Oversight of Long-Term Strategy and Capital Allocation
30	Stockholder Outreach and Engagement
31	Corporate Governance Guidelines and Code of Business Conduct and Ethics
31	Corporate Responsibility
35	Human Capital Management
37	Policy Regarding Stockholder and Other Interested Person Communications with Directors
37	Compensation Consultant Disclosure
38	Risk Oversight
40	Cybersecurity Oversight
40	Compensation and Leadership Development Committee Role in Risk
40	Compensation and Leadership Development Committee Interlocks and Insider Participation
41	Audit and Non-Audit Fees
41	Audit Committee Policies and Procedures for Pre-Approval of Independent Auditor Services

Proposal No. 1:
Election of Directors

What am I voting for?

The election of nine directors to hold office until the 2027 Annual Stockholders’ Meeting and until their successors have been elected and qualified.
Properly executed proxies will be voted at the Annual Meeting FOR the election of each of the nine persons named below unless marked AGAINST or ABSTAIN.

The Board of Directors recommends a vote FOR each nominee listed in “Director Nominees” below.

Director Nominees
The nine individuals named below have been nominated by the Board to be elected as directors at the Annual Meeting, each to serve for one year and until his or her successor is elected and qualified. Other than Mr. Godin and Ms. Schonberner (each appointed to the Company’s Board in March 2026 upon the Company’s acquisition of New Gold Inc.), each nominee was elected to the Board at the 2025 Annual Meeting. We do not contemplate that any of the persons named below will be unable, or will decline, to serve; however, if any such nominee is unable or declines to serve, the persons named in the accompanying proxy may vote for a substitute, or substitutes, in their discretion, or the Board may reduce its size or leave a vacancy on the Board.
The Board and the NCG Committee have determined that our nominees possess a balanced mix of the qualifications and experiences relevant to the effective governance and oversight of our business. The following table provides certain information about the key skills and qualifications of each director nominee (but does not encompass all skills and qualifications) and additional information about each director nominee follows.
14 • COEUR MINING 2026 Proxy Statement

Proposal No. 1: Election of Directors

Skills/Background	Adamany	Beaudoin	Das	Godin	Hull	Krebs	Luna	Schonberner	Thompson
Current/Former CEO or Group Executive
Project Development/ Management
Environmental, Health, Safety and Community Matters
Government Affairs, Regulatory & Legal
Strategy Development & Execution
Capital Markets Transactions
Extractive/Cyclical Industry
U.S. Public Company Board Service
Finance/Accounting
Technology/Cybersecurity
Human Capital Management
Culture
COEUR MINING 2026 Proxy Statement • 15

Proposal No. 1: Election of Directors

AGE: 74 INDEPENDENT DIRECTOR SINCE: 2013 COMMITTEE MEMBERSHIPS: • Audit – Chair • Compensation and Leadership Development • Executive • Nominating and Corporate Governance	Linda L. Adamany

EXPERIENCE
•
Independent Lead Director and Chair of the Nominating and Governance Committee of Jefferies Financial Group Inc., a global investment banking and capital markets firm, since March 2022 (Board member since March 2014); Independent Member of the Board of Directors and chair of the Remuneration Committee of Jefferies International Limited, a wholly-owned subsidiary of Jefferies Financial Group Inc., since March 2021

• Non-executive director and chair of the Compensation Committee of Vitesse Energy, Inc. since January 2023 and director of BlackRock Institutional Trust Company since March 2018

•
Former executive of BP plc, a UK-based international oil and gas company, serving in a variety of leadership roles over her 27-year career there until her retirement in August 2007, including CEO of BP Shipping, the largest privately owned crude oil ship and product tanker owner/operator in the world; Executive Assistant to the Group Chief Executive; and Group Vice President and Commercial Director of Refining & Marketing, a then $45 billion business

• Former non-executive director of Wood plc, a company that provides project, engineering and technical services to energy and industrial markets, from October 2017 to May 2019
• Former non-executive director of Amec Foster Wheeler plc, an engineering, project management and consultancy company, from October 2012 to October 2017, when Amec was acquired by Wood Group plc
• Former member of the Board of Directors of National Grid plc, an electricity and gas generation, transmission and distribution company, from November 2006 to November 2012
• Recognized as one of Women Inc. Magazine’s 2018 Most Influential Corporate Directors
• Certified Public Accountant

EDUCATION
Ms. Adamany earned a degree in Accounting from John Carroll University (magna cum laude) and has completed executive education studies at Harvard University, University of Cambridge and Tsing Hua University (China).

EXPERTISE AND QUALIFICATIONS
Ms. Adamany brings to the Board leadership, financial and accounting expertise, strategic planning experience, and experience in the extractive resources industry and with cyclical businesses through her positions with BP plc and project management experience as director of Wood plc and Amec Foster Wheeler plc.

	Current and Former CEO/Group Executive	Finance/ Accounting	Strategy Development and Execution
	Extractive or Cyclical Industry	Project Development/ Management	U.S. Public Company Board Service
	Environmental, Health, Safety and Community Matters	Human Capital Management	Technology/ Cybersecurity
Culture

16 • COEUR MINING 2026 Proxy Statement

Proposal No. 1: Election of Directors

AGE: 62 INDEPENDENT DIRECTOR SINCE: 2025 COMMITTEE MEMBERSHIPS: • Environmental, Health, Safety and Corporate Responsibility	Pierre Beaudoin
Experience • Non-Executive Chairman of the Board of Radisson Mining Resources, Inc., a gold exploration company in Canada, since July 2024

•
Former director of SilverCrest Metals Inc., a precious metals mining company, from June 2018 to November 2018 and February 2024 until Coeur’s acquisition of SilverCrest in February 2025; Chief Operating Officer of SilverCrest Metals Inc. from November 2018 to January 2024

•
Former Chief Operating Officer and Senior Vice President of Capital Projects with Detour Gold Corporation, a gold mining company, from January 2013 to July 2017 and January 2010 to December 2012, respectively

• Served in various roles over a 16-year career with Barrick Gold Corporation, including in senior capital project management roles from September 2004 to January 2010
Education Mr. Beaudoin earned a Mineral Processing degree at Abitibi-Temiscamingue College in 1984 and an Advanced Executive Certificate in Management at Queen’s University in 2016.

Expertise and Qualifications
A mineral processing professional with 40 years of extractive industry experience, Mr. Beaudoin brings substantial international operating and project development and management experience, including from his prior work as Chief Operating Officer of SilverCrest Metals Inc. where he led the technical studies, construction and ramp-up of the Las Chispas mine.

	Current and Former CEO/Group Executive	Strategy Development and Execution	Extractive or Cyclical Industry
	Project Development/ Management	Environmental, Health, Safety and Community Matters	Culture

COEUR MINING 2026 Proxy Statement • 17

Proposal No. 1: Election of Directors

AGE: 49 INDEPENDENT DIRECTOR SINCE: 2023 COMMITTEE MEMBERSHIPS: • Audit • Environmental, Health, Safety and Corporate Responsibility • Nominating and Corporate Governance	Paramita Das

Experience
•
Former Global Head of Marketing, Development and ESG (Chief Marketing Officer), Metals and Minerals of Rio Tinto, a global mining group, from June 2022 through February 2024; President of Rio Tinto Nickle Inc., President and CEO of Alcan Primary Products Company, LLC and Member of the Board of Directors of Rio Tinto Services Inc. from July 2019 through September 2023; General Manager, Marketing and Development, Metals and Head of the Chicago Commercial Office, Rio Tinto from January 2018 to May 2022; Chief of Staff/Group Business Executive to the Rio Tinto Group CEO from December 2016 to December 2017

• Director of Toromont Industries, Ltd., a specialized equipment company that is one of the world’s largest Caterpillar dealers, since November 2024
• Director of Genco Shipping & Trading Limited, a drybulk shipowner focused on global transportation of commodities, since March 2024
• Former Chief Strategy Officer and Senior Advisor to the Chief Executive Officer of Stardust Power Inc., a manufacturer of battery-grade lithium products from September 2024 to November 2025
• Former Board member of: World Business Chicago from January 2020 to January 2022; Chicago Children’s Museum from June 2019 to June 2021; and UN Women – USNC from 2014 to 2017

Education
Ms. Das earned a bachelor’s degree in Architectural Engineering from Guru Govind Singh Indraprastha University in 2001, a Master of Business Administration in 2004 from the University of Louisville and completed additional post-graduate studies in Strategy and Finance at the University of Chicago Booth School of Business in 2010 and 2014.

Expertise and Qualifications
Ms. Das brings to the Board significant leadership and strategic planning experience in the extractive resources industry through her former positions with Rio Tinto.
Ms. Das is an active leader on gender equality and issues affecting women and children. She has worked extensively with forums like UN Women and diversity platforms like Ascend.
Ms. Das is an active speaker by invite on topics related to corporate responsibility, blockchain, diversity, supply chains and digital and business transformation.

	Current and Former CEO/Group Executive	Strategy Development and Execution	Extractive or Cyclical Industry
	U.S. Public Company Board Service	Human Capital Management	Technology/Cyber Security
	Environmental, Health, Safety and Community Matters	Culture

18 • COEUR MINING 2026 Proxy Statement

Proposal No. 1: Election of Directors

AGE: 57 INDEPENDENT DIRECTOR SINCE: 2026 COMMITTEE MEMBERSHIPS: • N/A	Patrick Godin
Experience • Director of OR Royalties Inc., an intermediate precious metals royalty company, since March 2026
• President and Chief Executive Officer and a Director of New Gold Inc., a mining company acquired by the Company in March 2026, from November 2022 until March 2026

•
Vice President and Chief Operating Officer of Pretium Resources Inc., an operator of gold and precious metal properties in British Columbia from July 2020 to March 2022, during which time he was responsible for the operations of the Brucejack Mine

• President and Chief Executive Officer of Stornoway Diamond Corporation from January 2019 to July 2020, and its Chief Operating Officer and Vice President from 2010 to 2018
• Former Vice President, Project Development for G Mining Services and held executive or senior operations positions for Canadian Royalties, IAMGOLD and Cambior Inc.
Education Mr. Godin earned a Bachelor of Engineering degree in Mining from Laval University in Quebec, Canada and obtained the ICD.D designation from the Institute of Corporate Directors in 2010.

Expertise and Qualifications
As former President and Chief Executive Officer of New Gold, Mr. Godin brings in-depth knowledge of strategy development, operational management and industry insights. With over 30 years of corporate, technical and operations experience in the mining industry, Mr. Godin has leadership, risk management and cyclical business experience.

	Current and Former CEO/Group Executive	Strategy Development and Execution	Extractive or Cyclical Industry
	Project Development/ Management	Human Capital Management	Culture
	Environmental, Health, Safety and Community Matters	Capital Markets Transactions	Government Affairs, Regulatory and Legal

COEUR MINING 2026 Proxy Statement • 19

Proposal No. 1: Election of Directors

AGE: 71 INDEPENDENT DIRECTOR SINCE: 2022 COMMITTEE MEMBERSHIPS: • Environmental, Health, Safety and Corporate Responsibility – Chair • Compensation and Leadership Development	Jeane L. Hull
Experience • Director of Hudbay Minerals Inc. since June 2023, Wheaton Precious Metals Corp. since May 2023, and Eprioc AB since January 2018

•
Former member of the Boards of Directors of Copper Mountain Mining Corp. from April 2022 to June 2023, Interfor Corporation from May 2014 to May 2023, Trevali Mining Corporation from January 2021 to September 2022, Pretium Resources Inc. from November 2019 to March 2022 and Cloud Peak Energy Inc. from July 2016 to October 2019

• Served on the Advisory Board for South Dakota School of Mines and Technology for over ten years

•
Former Executive Vice President and Chief Technical Officer at Peabody Energy from 2011 to 2015. Prior to joining Peabody Energy in 2007, she held numerous management, engineering and operations positions with Rio Tinto and its affiliates, lastly as Chief Operating Officer of the Kennecott Utah Copper mine

Education Ms. Hull earned a Bachelor of Science (Civil Eng.) from South Dakota School of Mines and Technology and a Master of Business Administration from Nova Southeastern University.
Ms. Hull received an Honorary Doctorate of Public Service from South Dakota School of Mines and Technology in 2024.

Expertise and Qualifications
Ms. Hull brings a wealth of operational leadership and engineering experience, as well as experience on public company boards, with project development/management and with cyclical businesses, most notably through her experiences as Chief Operating Officer at Rio Tinto’s Kennecott Utah Copper mine and Executive Vice President and Chief Technical Officer of Peabody Energy Corporation.

	Current and Former CEO/Group Executive	Extractive or Cyclical Industry	Project Development/ Management
	Environmental, Health, Safety and Community Matters	U.S. Public Company Board Service	Technology/Cyber security
Culture

20 • COEUR MINING 2026 Proxy Statement

Proposal No. 1: Election of Directors

AGE: 54 DIRECTOR SINCE: 2011 COMMITTEE MEMBERSHIPS: • Executive – Chair	Mitchell J. Krebs

Experience
•
Chairman, President and Chief Executive Officer of Coeur Mining, Inc. Mr. Krebs joined Coeur in 1995 after spending several years in the investment banking industry in New York, holding various positions in corporate development, including Senior Vice President of Corporate Development for the Company. In March 2008, Mr. Krebs was named Chief Financial Officer, a position he held until being appointed President and CEO in July 2011. In May 2024, Mr. Krebs was appointed as Chairman of the Board of Directors

• Former Chairman of the National Mining Association from September 2022 to September 2024
• Former member of the Board of Directors of Kansas City Southern Railway Company from May 2017 to April 2023
• Executive Committee member and past President of The Silver Institute
Education Mr. Krebs earned a Bachelor of Science in Economics from the Wharton School at the University of Pennsylvania and a Master of Business Administration from Harvard University.

Expertise and Qualifications
Mr. Krebs brings leadership, industry, capital markets, mergers & acquisitions, and strategic planning experience to the Board, as well as in-depth knowledge of Coeur through the various high-level management positions he has held with the Company over the years.

	Current and Former CEO/Group Executive	Finance/ Accounting	Strategy Development and Execution
	Extractive or Cyclical Industry	Project Development/ Management	Capital Markets Transactions
	U.S. Public Company Board Service	Government Affairs, Regulatory and Legal	Human Capital Management
	Environmental, Health, Safety and Community Matters	Culture

COEUR MINING 2026 Proxy Statement • 21

Proposal No. 1: Election of Directors

AGE: 80 INDEPENDENT DIRECTOR SINCE: 2018 COMMITTEE MEMBERSHIPS: • Audit • Environmental, Health, Safety and Corporate Responsibility	Eduardo Luna

Experience
•
Non-Executive Chairman of the Board of Directors of Rochester Resources Ltd., a junior natural resources company with assets in Mexico, since March 2018 (and various roles with the company prior to that time)

• Lead Director of Vizsla Silver Corp., a junior natural resources company with assets in Mexico, since September 2025, and a Director since November 2023

•
Former member of the Board of Directors of Wheaton Precious Metals Corp., a precious metals streaming company, from June 2004 to May 2023; Chairman of the Board of Directors from 2004 to 2009; interim Chief Executive Officer from October 2004 to April 2006; and Executive Vice President from 2002 to 2005

•
Former member of the Board of Directors of DynaResource, Inc., an exploration stage precious metals company, and special advisor to the president of its wholly-owned Mexican subsidiary, from March 2017 to January 2020

• Chairman of the Advisory Board of the Faculty of Mines at the University of Guanajuato
• Director of Minas de Bacís, a private mining company with operations in Mexico, since 2018 and director of Avantti Medi Clear, a private company, since 2010

•
Former member of the Board of Directors of Primero Mining Corp., a precious metals mining company, from 2008 to 2016, while also holding several senior management roles during that period, including Executive Vice President and President (Mexico), and President and Chief Operating Officer

• Executive Vice President of Goldcorp Inc. from March 2005 to September 2007; President of Luismin, S.A. de C.V. from 1991 to 2007

Education
Mr. Luna earned a Bachelor of Science in Mining Engineering from Universidad de Guanajuato, a Master of Business Administration from Instituto Tecnologico de Estudios Superiores de Monterrey, and an Advanced Management Degree from Harvard University.

Expertise and Qualifications
Mr. Luna brings extensive mining industry, executive leadership, public company board, project development/management and cyclical business experience through his roles with Luisman, Goldcorp, Primero and Wheaton, among others, as well as experience with Mexican government relations and regulatory matters, which is particularly valuable to the Company given the significance of the Las Chispas and Palmarejo operations.

	Current and Former CEO/Group Executive	Extractive or Cyclical Industry	Project Development/ Management
	Government Affairs, Regulatory and Legal	Culture

22 • COEUR MINING 2026 Proxy Statement

Proposal No. 1: Election of Directors

AGE: 66 INDEPENDENT DIRECTOR SINCE: 2026 COMMITTEE MEMBERSHIPS: • Audit	Marilyn Schonberner

Experience
•
Chief Financial Officer of Nexen Energy ULC from 1997 until her retirement in 2018, prior to which time during her 21-year career with Nexen, she also held various other executive roles with responsibility for financial and risk management, audit, human resources, strategic planning and budgeting, supply chain, and information services

•
Former director of New Gold Inc., a mining company acquired by the Company in March 2026, from June 2017 until the company’s acquisition by Coeur in March 2026, and Chair of the Audit Committee of New Gold from April 2018 until March 2026

• Current member of the Board of Directors of Wheaton Precious Metals Corp., a multinational precious metals streaming company, since March 2018
• Member of the Advisory Board of Heritage Royalty, a Canadian-based operator of oil and gas royalties, since April 2023
• Certified Public Accountant, Certified Management Accountant and a Certified Internal Auditor

Education
Ms. Schonberner earned a Bachelor of Commerce from the University of Alberta and a Master of Business Administration from the University of Calgary. Ms. Schonberner completed the Senior Executive Development Programme at the London Business School and obtained the ICD.D designation from the Institute of Corporate Directors in 2018.

Expertise and Qualifications
Ms. Schonberner brings extensive experience in financial and accounting matters, risk management, human capital management and culture, strategy development and execution from her more than 35 years of international experience in the energy and mining sectors, including as a director at New Gold and Wheaton Precious Metals.

	Current and Former CEO/Group Executive	Strategy Development and Execution	Extractive or Cyclical Industry
	Project Development/ Management	Capital Markets Transactions	Human Capital Management
	Finance/Accounting	Culture

COEUR MINING 2026 Proxy Statement • 23

Proposal No. 1: Election of Directors

AGE: 74 INDEPENDENT DIRECTOR SINCE: 2002 COMMITTEE MEMBERSHIPS: • Compensation and Leadership Development – Chair • Executive • Nominating and Corporate Governance	J. Kenneth Thompson
Experience • Lead Independent Director of Coeur Mining, Inc. since May 2024

•
President and Chief Executive Officer of Pacific Star Energy LLC, a privately held firm that is a passive holder of oil lease royalties in Alaska, from September 2000 to present, including, from 2004 to present, royalties held by Alaska Venture Capital Group LLC from its prior oil and gas exploration and development activities

• Former Chairman of the Board of Pioneer Natural Resources Company, a large independent oil and gas company, where he served as a director from August 2011 to May 2024
• Former Member of the Board of Directors of Alaska Air Group, Inc., the parent corporation of Alaska Airlines, Hawaiian Airlines and Horizon Air, from 1999 until May 2025
• Former Lead Independent Director of Tetra Tech, Inc., an engineering consulting firm, from April 2007 until February 2024
• Executive Vice President of ARCO’s Asia Pacific oil and gas operating companies in Alaska, California, Indonesia, China and Singapore from 1998 to 2000
• President and Chief Executive Officer of ARCO Alaska, Inc., the oil and gas producing division of ARCO based in Anchorage, from June 1994 to January 1998

•
Corporate Vice President leading ARCO’s oil & gas research and technology center from 1993 until 1994 which included research in various geoscience disciplines, engineering technologies and environmental sciences. He also had oversight of the Information Technology department, the computing center and IT security

• Recognized in 2019 as one of the 100 most influential corporate directors by the National Association of Corporate Directors
Education Mr. Thompson earned a Bachelor of Science degree and an honorary professional degree in Petroleum Engineering from the Missouri University of Science & Technology.

Expertise and Qualifications
Through Mr. Thompson’s various executive positions, including the role of Chief Executive Officer, he brings to the Board leadership, risk management, project development/management, engineering, strategic planning, natural resources/extractive industry and extensive health, safety and environmental experience. Mr. Thompson also has government and regulatory experience through his work in other highly-regulated industries such as the oil and gas, energy, and airline industries, and possesses extensive U.S. public company board experience. Mr. Thompson’s experience in the oil and gas and airline industries also provides extensive understanding of cyclical businesses.

	Current and Former CEO/Group Executive	Strategy Development and Execution	Extractive or Cyclical Industry
	Project Development/ Management	U.S. Public Company Board Service	Capital Markets Transactions
	Environmental, Health, Safety and Community Matters	Human Capital Management	Technology/ Cybersecurity
Culture

24 • COEUR MINING 2026 Proxy Statement

Proposal No. 1: Election of Directors

Meeting Attendance
Our Board met seven times during 2025. Each incumbent director who served in 2025 and is nominated for re-election attended at least 98% of the aggregate meetings of the Board and committees on which he or she served. We have a policy that encourages directors to attend each annual meeting of stockholders, absent extraordinary circumstances. Each of the nine directors then-standing for re-election attended the 2025 Annual Meeting.
Committees of the Board of Directors
Each Board committee functions under a written charter adopted by the Board, copies of which are available on the Corporate Governance page of our website, currently www.coeur.com/company/corporate-governance/, and to any stockholder who requests a copy.
The current members, responsibilities and the number of meetings held in 2025 of each of these committees are shown below:

AUDIT Committee Members Linda L. Adamany, Chair Paramita Das Eduardo Luna Marilyn Schonberner Number of meetings in 2025: 7	Key Responsibilities
Reviewing and reporting to the Board with respect to the oversight of various auditing and accounting matters and related key risks, including:
	•	The selection and performance of our independent registered public accounting firm;
	•	The planned audit approach;
	•	The nature of all audit and non-audit services to be performed;
	•	Accounting practices and policies;
	•	Oversight of the compliance program, including compliance with the Company’s Code and whistleblower reporting framework;
	•	Oversight of cybersecurity; and
	•	The performance of the internal audit function.
Independence and Financial Literacy
•
The Board has determined that each member of the Audit Committee is independent as defined by the NYSE listing standards and Coeur’s independence standards, which are included as part of Coeur’s Corporate Governance Guidelines, as well as additional, heightened independence criteria under the NYSE listing standards and SEC rules applicable to Audit Committee members.

•
The Board has determined that, as a result of their knowledge, abilities, education and experience, Ms. Adamany and Ms. Schonberner each is an Audit Committee Financial Expert (as defined by SEC rules).

Audit Committee Financial Expert

COEUR MINING 2026 Proxy Statement • 25

Proposal No. 1: Election of Directors

COMPENSATION AND LEADERSHIP DEVELOPMENT Committee Members J. Kenneth Thompson, Chair Linda L. Adamany Jeane L. Hull Robert E. Mellor Number of meetings in 2025: 5	Key Responsibilities
	•	Approving, together with the other independent members of the Board, the annual compensation of the CEO;
	•	Approving the annual compensation of the non-CEO executive officers;
	•	Reviewing and making recommendations to the Board with respect to compensation of the non-employee directors, our equity incentive plans and other executive benefit plans;
	•	Overseeing risk management of our compensation programs and executive succession planning;
	•	Overseeing leadership development, including goal development, planning and assessment of progress against executive officers’ individual development goals and plans; and
	•	Reviewing with management the Company’s HCM strategy and execution, including matters such as corporate culture and inclusion, talent development and retention.
Independence
•
The Board has determined that each member of the CLD Committee is independent as defined by the NYSE listing standards and Coeur’s independence standards, which are included as part of Coeur’s Corporate Governance Guidelines, as well as additional, heightened independence criteria under Section 16 rules and the NYSE listing standards applicable to the CLD Committee members.

ENVIRONMENTAL, HEALTH, SAFETY AND CORPORATE RESPONSIBILITY Committee Members Jeane L. Hull, Chair Pierre Beaudoin Paramita Das Eduardo Luna Number of meetings in 2025: 4	Key Responsibilities
Reviewing the Company’s EHSCR policies and management systems, as well as the scope of the Company’s potential EHSCR risks and liabilities, including with respect to:
	•	Environmental permitting, compliance and stewardship;
	•	Employee and contractor safety and health;
	•	Corporate social responsibility and community relations;
	•	Compliance with EHSCR laws, rules and regulations;
	•	Oversight of climate risk; and
	•	Oversight of EHSCR initiatives, including short- and long-term goal setting, data collection, disclosures and reporting frameworks.
Independence
•
The Board has determined that each member of the EHSCR Committee is independent as defined by the NYSE listing standards and Coeur’s independence standards, which are included as part of Coeur’s Corporate Governance Guidelines.

26 • COEUR MINING 2026 Proxy Statement

Proposal No. 1: Election of Directors

EXECUTIVE Committee Members Mitchell J. Krebs, Chair Linda L. Adamany Robert E. Mellor J. Kenneth Thompson Number of meetings in 2025: 0	Key Responsibilities
	•	Acting in place of the Board on limited matters that require action between Board meetings.

NOMINATING AND CORPORATE GOVERNANCE Committee Members Robert E. Mellor, Chair Linda L. Adamany Paramita Das J. Kenneth Thompson Number of meetings in 2025: 4	Key Responsibilities
	•	Identifying and recommending to the Board nominees to serve on the Board;
	•	Establishing and reviewing Coeur’s Corporate Governance Guidelines;
	•	Reviewing and making recommendations to the Board and overseeing risk management with respect to corporate governance matters; and
	•	Overseeing CEO and Board succession planning.
Independence
•
The Board has determined that each member of the NCG Committee is independent as defined by the NYSE listing standards and Coeur’s independence standards, which are included as part of Coeur’s Corporate Governance Guidelines.

Board Leadership Structure
One of our Board’s key responsibilities is to evaluate and determine its optimal leadership structure to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership, and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary over time. As a result, we do not have a firm policy regarding whether the roles of Chairman and CEO should be separate or combined. The Board and NCG Committee review the structure of Board and Company leadership as part of its annual review of the Board succession planning process.
Following the 2024 Annual Meeting, the Board and NCG Committee determined that it was in the best interests of the Company and its stockholders to elect Mr. Krebs as the Chairman of the Board in addition to his role as President and CEO. In addition, pursuant to the Company’s Corporate Governance Guidelines, the independent directors of the Board simultaneously designated Mr. Thompson to serve as the independent Lead Director of the Board. The Lead Director’s responsibilities and powers include: presiding at all meetings of the Board at which the Chairman is not present and each executive session of the non-management members and/or independent directors of the Board; serving as liaison between the Chairman and the independent directors; approving information sent to the Board; approving meeting agendas for the Board; approving meeting schedules to assure sufficient time for discussion of all agenda items; and if requested by major stockholders, ensuring that he or she is available for consultation and direct communication.
The Board recognizes the importance of the Company’s leadership structure to our stockholders and will continue to regularly assess the Board leadership structure, as the Board and NCG Committee did once again in 2025, with careful consideration of the input obtained through engagement with our stockholders and stakeholders. The Company would publicly disclose any Board leadership change.
Director Independence
The Board has determined that each current director and director nominee (namely, Linda L. Adamany, Pierre Beaudoin, Paramita Das, Patrick Godin, Jeane L. Hull, Eduardo Luna, Robert E. Mellor, Marilyn Schonberner, and J. Kenneth Thompson) other than Mr. Krebs, our Chairman, President and CEO, is independent within the meaning of applicable NYSE listing standards and rules and our independence standards, which are included as part of our Corporate Governance Guidelines. The Board has further determined that the Audit Committee, CLD Committee, EHSCR Committee, and NCG Committee are composed solely of
COEUR MINING 2026 Proxy Statement • 27

Proposal No. 1: Election of Directors

independent directors, and members of the Audit, CLD, and NCG Committees satisfy additional, heightened independence criteria applicable to members of those committees under the NYSE listing standards and SEC rules. Consequently, independent directors directly oversee such important matters as our financial statements, executive compensation, the selection and evaluation of directors, risk management and the development and implementation of our corporate governance and compliance programs. In addition, the Board determined that each current director and director nominee, except for Mr. Krebs, Mr. Beaudoin, and Mr. Godin, are independent within the meaning of applicable TSX listing standards and rules. The Board previously determined that former director Randolph E. Gress was independent during his service on the Board in 2025 and that former director, N. Eric Fier was independent during his service on the Board in 2025 and the portion of 2026 that he served on the Board. Mr. Gress ceased to be a director effective as of the 2025 Annual Meeting, and Mr. Fier ceased to be a director effective February 16, 2026.
In determining the independence of directors, the Board (with the assistance of the General Counsel and based upon the recommendation of the NCG Committee) undertakes an annual review of the independence of all non-employee directors. Each director annually provides the Board with information regarding the director’s business and other relationships with Coeur and its affiliates, and with senior management and their affiliates, to enable the Board to evaluate the director’s independence. In the course of the annual determination of the independence of directors, the Board (with the assistance of the General Counsel and based upon the recommendation of the NCG Committee) evaluates all relevant information and materials, including any relationships between Coeur and any other company where one of our non-employee directors also serves as a director. The Board considered Mr. Thompson’s board service for Alaska Air Group, Inc., which ceased in May 2025, and Ms. Hull’s board service for Epiroc AB and advisory board service with the South Dakota School of Mines and Technology. Coeur conducted business with Alaska Air Group, Inc., Epiroc AB, and South Dakota School of Mines and Technology in 2025, but Mr. Thompson and Ms. Hull did not influence or receive any material benefit from those business relationships.
In addition, the Board considered the potential impact of the longer tenures on the independence of Mr. Mellor and Mr. Thompson. Both directors have significant experience serving Coeur in different economic environments, through multiple business and commodity cycles, and under multiple management teams, which provides them with experience and perspective that is highly valuable in providing strong leadership to a company in our industry. See “Board Composition and Refreshment” on page 11. Accordingly, the Board has determined that each is independent because each satisfies all applicable legal and stock exchange criteria for independence and continues to be an effective director who fulfills his responsibilities with integrity and independence of thought. Mr. Mellor is not being re-nominated and so his term will end effective as of the 2026 Annual Meeting.
Related Person Transactions
Our Related Person Transactions Policy includes written policies and procedures for the review, approval or ratification, if pre-approval was not feasible, of related person transactions. As more fully explained in our policy, any transaction in which a related person has a material interest, other than transactions involving aggregate amounts less than $120,000, must be approved or ratified (if pre-approval was not feasible) by the NCG Committee. The policies apply to all executive officers, directors, stockholders of more than 5% of the Company’s outstanding common shares and to the immediate family members of each of the foregoing. Since the beginning of 2025, there were no related person transactions as defined by the policy.
We take the following steps with regard to related person transactions:
•
On an annual basis, each director, director nominee and executive officer of the Company completes a detailed questionnaire that requires disclosure of any transaction, arrangement or relationship with us during the last fiscal year in which the director, director nominee or executive officer, or any member of his or her immediate family, had a direct or indirect material interest.

•
Each director and executive officer is expected to promptly notify our legal department of any direct or indirect interest that such person or an immediate family member of such person had, has or may have in a transaction in which we participate.

•	Any reported transaction that our legal department determines may qualify as a related person transaction is referred to the NCG Committee.
•	The Company monitors its accounts payable, accounts receivable and other databases to identify any other potential related person transactions that may require disclosure.
In determining whether or not to approve or ratify, if pre-approval was not feasible, a related person transaction, the NCG Committee may take such action as it may deem necessary or in the best interests of the Company and may take into account the effect of any related person transaction on independence status of a director.
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Proposal No. 1: Election of Directors

Meetings of Non-Management Directors
Non-management members of the Board, all of whom are also independent directors, regularly hold executive sessions at Board meetings without members of management being present. In 2025, non-management independent directors met in executive session, including at regular Board meetings. Mr. Thompson, the Lead Independent Director of the Board, presides over each such session.
Director Education and Development
We provide an extensive onboarding process to our new directors and provide ongoing education for all directors through board materials and presentations, discussions with management, visits to our sites and other sources to assist directors with staying up to date with any recent governance and industry trends and to provide direct exposure to our operations. In 2025, directors were provided concentrated educational and development programs at Board and Committee meetings and through online training opportunities covering anti-discrimination and anti-harassment, political and regulatory trends and risks, reserve and resource estimation, cybersecurity, tax matters, accounting and financial reporting, and fiduciary obligations, among other matters. Several of our directors also attended programs focused on topics that are relevant to their duties as a director, including on mining practices, artificial intelligence oversight, cyber risk management, corporate governance, ethics, culture and inclusion, corporate responsibility topics, tax, accounting and audit matters, crisis management, investor relations and stockholder activism, executive compensation, economics, political and regulatory risks and developments, and board best practices.
Policy Regarding Recommending Nominees by Stockholders
The NCG Committee has adopted a policy pursuant to which a stockholder who owns at least 1% of our outstanding shares of common stock for at least two years may recommend a director candidate that the NCG Committee will consider when there is a vacancy on the Board either as a result of a director resignation or an increase in the size of the Board. Such recommendation must be in writing addressed to the Chairman of the NCG Committee at our principal executive offices and must be received by the Chairman at least 120 days prior to the anniversary date of the release of the prior year’s Proxy Statement. Although the NCG Committee has not formulated any specific minimum qualifications that it believes must be met by a nominee that the NCG Committee recommends to the Board, the NCG Committee would evaluate any stockholder nominee according to the same criteria as a nominee from any other source, including taking into account the factors discussed under “Director and Nominee Experience and Qualifications” on page 9.
Management Succession Planning and Talent Development
The Board oversees the recruitment, development, and retention of our senior executives. Significant focus is placed on succession planning for key executive roles and deeper into the organization. In-depth discussions occur multiple times per year in meetings of the Board, CLD Committee and NCG Committee, including in executive sessions to foster candid conversations. The full Board receives an annual presentation from Mr. Krebs, our Chairman, President and CEO, and Ms. Schouten, our Executive Vice President and Chief Human Resources Officer, showing detailed succession plans for each executive and senior leadership position as well as the general managers for each operating mine and their senior leadership teams. These succession plans include development plans and readiness assessments for succession candidates. The CLD Committee receives regular presentations from Mr. Krebs and Ms. Schouten on the progress each executive has made on his or her individual development plans. These presentation materials result from a structured evaluation process by and under the leadership of Ms. Schouten, which includes one-on-one discussions with key leaders throughout the Company about their teams and employees. This process is intended to highlight organizational talent gaps, identify development plans to close those gaps, and evaluate talent across various subsets of the business. Directors have regular and direct exposure to senior leadership and high-potential employees during Board and committee meetings and through other informal meetings and events held during the year. The NCG Committee has formalized an emergency CEO succession plan to provide for continuity of leadership in the event of an unplanned temporary absence or permanent change of our CEO.
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Proposal No. 1: Election of Directors

Our focused succession planning enables us to timely identify internal and external candidates for key roles within the organization.
Succession at Work in 2025, Across the Business

160 PROMOTIONS	357 STEP-CHANGE PROGRESSIONS (TECHNICAL ROLES)	10 INTERNAL TRANSFERS

Board Oversight of Long-Term Strategy and Capital Allocation
A focused review of strategy occurs annually, and a significant amount of time is dedicated to strategy at each regular Board meeting. The Board also considers alignment of key initiatives with the Company’s strategy and capital allocation framework when approving significant actions. Our management team and Board integrate corporate responsibility risks and opportunities with significant value implications on the business into long-term strategy and capital allocation. Examples include our strategic priority to operate only in favorable jurisdictions from a business climate and legal certainty perspective, incorporating GHG emissions and the transitional and physical risks of climate change into strategic and business planning, water stewardship, protecting biodiversity, constructing and operating lower-risk tailings storage facilities, actively promoting strong relationships with all stakeholders to support social license to operate, fostering an inclusive workplace culture, and actively managing our human capital and culture to develop and attract the high-caliber talented workforce we need to succeed. In addition, the Board regularly invites leading investment banking firms and equity research analysts in our sector, precious metals research analysts and other subject matter experts to present to the Board to provide insights on the industry and the broader economy to inform the Board about relevant considerations in setting and overseeing long-term strategy. The Board actively oversees and provides constructive feedback on the development of strategy and execution of key strategic initiatives through a combination of channels, including:
•	during dedicated discussions on formal Board agendas;
•	during executive sessions of independent directors only;
•
through its committees in regard to matters subject to committee oversight (such as the Audit Committee in regard to accounting and internal controls risk management, maintaining a strong compliance program and cybersecurity oversight, the CLD Committee in regard to leadership development and the alignment of compensation programs with long-term strategy and value-creation, the EHSCR Committee in regard to corporate responsibility initiatives, and the NCG Committee in regard to Board composition and refreshment and maintaining peer-leading corporate governance practices); and

•
through one-on-one discussions between independent directors and with the CEO to leverage individual directors’ individual perspectives and experiences by applying them to the Company’s particular strategic opportunities and challenges.

Stockholder Outreach and Engagement
Our relationship with stockholders is a critical part of our corporate governance profile. Among other things, proactive engagement with our stockholders helps us to understand expectations for our performance, maintain transparency, and shape corporate governance and executive compensation policies.
Coeur Stockholder Engagement Strategy

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Proposal No. 1: Election of Directors

Each year, we conduct two main outreach efforts, one in the spring in conjunction with proxy season and one in the fall. Our independent directors are also available to engage with stockholders, either directly or as part of our fall and spring stockholder outreach efforts. In 2025, we contacted all institutional stockholders that owned at least 0.15% of our aggregate outstanding shares of common stock (as of June 30, 2025), representing approximately 73% of outstanding shares of our common stock, and engaged with all stockholders who responded to our invitation to discuss corporate governance, executive compensation and corporate responsibility matters. This led to focused discussions with the stockholders who accepted our invitation, which gave us valuable feedback on key issues and specific elements of our programs. Stockholder feedback is reported to and discussed with our Board and relevant committees.
In recent years, stockholder feedback has supported a range of actions, including Board refreshment, prioritizing strong community relations including relations with Indigenous stakeholders, setting specific corporate responsibility targets, including GHG emissions net intensity reductions, adoption of a biodiversity standard, fostering a culture of inclusion, enhancing disclosures and developing an annual corporate responsibility report cadence, including SASB and GRI-aligned reporting, incorporating corporate responsibility factors into our long-term business strategy, and maintaining a strong weighting of incentive compensation linked to corporate responsibility factors. The structure of our performance share program, with historical core measures such as ROIC and reserves and resources growth, aligns with feedback from stockholders that measures should tie to key drivers of long-term stockholder value.
We believe our proactive engagement approach has resulted in constructive feedback and input from stockholders and we intend to continue these efforts.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
The Board has adopted Corporate Governance Guidelines and the Code in accordance with NYSE corporate governance standards. We believe our Code aligns with our purpose statement of “We Pursue a Higher Standard” by setting the expectation that all of our directors, officers and employees seek and deliver a higher standard of honesty, ethics and integrity throughout our organization in every aspect of our business. Copies of our Corporate Governance Guidelines and Code are available on the Corporate Governance page of our website, www.coeur.com/about/corporate-governance/, and to any stockholder who requests them. To the extent required under applicable rules, we have previously provided, and intend to provide in the future, amendment information to these documents and any waivers from our Code by posting relevant information to our website within four business days of any such amendments or waivers.
Corporate Responsibility1
At Coeur, We Pursue a Higher Standard by striving to uphold our core values:
PROTECT	DEVELOP	DELIVER
Our People, Places, Planet	Quality Resources, Growth, Plans, Talent	Impactful Results Through Teamwork

Our Board oversees and is actively engaged in our corporate responsibility strategy and priorities. The EHSCR Committee has overall responsibility for overseeing development of corporate responsibility policies and management systems, monitoring and reviewing compliance with environmental, health and safety laws and regulations, and overseeing risk management associated with EHSCR issues. Board oversight is supported by a governance structure that includes executive-level accountability and a
1
For more information about our report on corporate responsibility and sustainability initiatives and strategy, please see our website at https://www.coeur.com/responsibility/. Any standards of measurement and performance made in reference to corporate responsibility initiatives and goals are developing and based on assumptions, and no assurance can be given that any such plan, initiative, projection, goal, commitment, expectation, or prospect can or will be achieved, and the inclusion of information in our report on corporate responsibility matters (as discussed below), or identifying it as material for purposes of such report or assessing our environmental, social and governance initiatives, should not be construed as a characterization of the materiality or financial impact of that information with respect to us or for purposes of any of our SEC filings. Website references included throughout are provided for convenience only, and the contents of websites do not constitute a part of and are not incorporated by reference into this Proxy Statement. Our corporate responsibility initiatives and goals are aspirational and may change. Statements regarding our goals are not guarantees or promises that they will be met.

COEUR MINING 2026 Proxy Statement • 31

Proposal No. 1: Election of Directors

steering committee to guide our strategies and direction and monitor our progress. Additionally, a cross-functional climate resilience working group helps shape strategies and alignment throughout the organization, as well as consistent and transparent measurement, monitoring and reporting on corporate responsibility matters.

In 2025, management’s discussions with the Board included, among other topics, our corporate responsibility benchmarking results, climate risk and strategy, biodiversity, water stewardship strategy and goals, engagement with and responsibilities to local communities (including Indigenous communities), environmental, health and safety performance, tailings governance, human capital management, culture, respect and inclusion, key investor and stakeholder priorities, annual disclosures, as well as current and emerging corporate responsibility trends.
In 2025, we made substantial progress on many of our goals and priorities, which will be discussed in detail in our next report on corporate responsibility matters, which is expected to be published in the second quarter of 2026, including:
•	Maintaining our peer-leading corporate governance practices;
•	Increasing disclosures in line with leading disclosure frameworks;
•	Continuing our efforts towards reducing net intensity of GHG emissions with a focus on securing cost-effective renewable energy at our operations;
•	Implementing the requirements of the Global Industry Standard on Tailings Management (GISTM) across sites;
•	Formalizing enterprise-wide water stewardship goals that will guide Coeur’s long-term approach to predictive water management across three pillars: resilience, efficiency and transparency;
•
Achieving or making progress on other short- and long-term corporate responsibility goals, such as improving the quality of Leadership in the Field interactions, sustaining a low frequency of environmental incidents, and further supporting our biodiversity management;

•
Providing career progression and unique internal development programs like IMPACT, as described in further detail on page 37, and Advanced IMPACT to invest in, develop high-caliber talent and retain future Company leaders;

•
Offering synchronous and asynchronous trainings and fostering a workplace that further develops our talent pipeline by making Coeur an attractive place to work for the widest group of qualified people; and

•	Continuing to engage with stockholders about corporate responsibility issues so that our initiatives, priorities and reporting are aligned with their priorities.
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Governance
Coeur maintains best-in-class governance practices, as evidenced by our current corporate governance score of “1” from ISS, which is the highest possible score. In recent years, our Board and governance team have been recognized with multiple awards exemplifying how We Pursue a Higher Standard.
•	Metals & Mining Review Top 10 CEO in Mining Industry (2023), Mitchell J. Krebs, Chairman, President and CEO
•
Finalist for the 2022 CEO/Chairperson of the year, Mitch Krebs, and Corporate Social Responsibility Award, Rising Star Individual Award, Casey Nault, Executive Vice President, General Counsel and Secretary, S&P Global Platts

•	S&P Global Platts Rising Star (2021), Emilie C. Schouten, Executive Vice President and Chief Human Resources Officer
•	Crain’s Chicago Notable Leaders in HR List, Ms. Schouten (2020, 2021 and 2022)
•	National Association of Corporate Directors Directorship 100, Robert E. Mellor (2020), and J. Kenneth Thompson (2019)
•	Winner of cfi.co, Best Miner Governance, North America (2020)
•	Winner of the Corporate Secretary Magazine Corporate Governance Awards for Best Proxy Statement in 2020 and 2024 (mid-cap); finalist in 2021, 2022, and 2023 (small-/mid-cap)
•	Winner of the 2024 Corporate Secretary Magazine Corporate Governance Awards for Best Compliance & Ethics Program (small to mid-cap); finalist in 2020-2023
Environment
Coeur remains focused on best-in-class environmental performance. We work to Protect our environment, Develop plans that guide responsible mineral production and Deliver environmental best practices.
Coeur also advanced several significant initiatives to reduce and mitigate environmental risk, improve performance, and deliver continuous growth through environmental best practices. We continued our focus on optimizing environmental stewardship programs through our growth strategy involving:
•	Operating responsibly through demonstrated performance that can proudly be shared externally;
•
Leveraging risk management processes that solidly characterize risks and sustain higher level mitigation controls designed to reduce exposures to manageable levels to avoid harm to the environment; and

•	Deploying integrated monitoring systems with real time operational status, control limits, and automated controls where feasible to prevent environmental excursions.
We surpassed our GHG emissions net intensity reduction target of 35% in 2024 with a 38% reduction compared to our baseline year. Although a new emissions reduction goal has not yet been finalized as we integrate into our baseline the Las Chispas mine, acquired in 2025, and the Rainy River and New Afton mines, acquired in 2026, our operational teams and the climate resilience working group continue to actively implement and manage projects designed to reduce GHG emissions in a cost-effective manner.
To support our focus on responsible tailings management, in 2024 we developed an internal Coeur Tailings Standard aligned with the GISTM and covering all tailing facilities lifecycle phases to document the governance around Coeur’s tailings portfolio. Additionally, as part of fulfilling the GISTM requirements, we implemented additional measures to comply with 30% of the GISTM requirements that were not yet fulfilled. We plan to complete all GISTM requirements across all sites, except the Las Chispas site acquired in 2025, by the end of 2027. An implementation roadmap was developed in 2025 for the Las Chispas tailings facility to also complete GISTM requirements at that site.
The Company manages cyanide risks at the Wharf Mine in accordance with the International Cyanide Management Code. Compliance is audited by an independent third party, including review that most recently recertified the site effective February 26, 2025, reflecting continuous certification since 2013.
Our compensation programs are aligned with our commitment to environmental performance, with 10% of our 2025 AIP weighting tied to environmental performance metrics.
More information about our environmental strategies and performance is available in our annual report on corporate responsibility matters accessible on the Responsibility section of our website.
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Proposal No. 1: Election of Directors

Health and Safety
At Coeur, the health, safety and well-being of our employees and contractors, their families, and the communities in which we operate is foundational to our long-term success and sustainability. Safety is a core value and a strategic priority embedded in our operational and governance frameworks. We are committed to fostering a strong culture of safety across our organization by continually enhancing processes, strengthening risk management practices and reducing exposure to workplace hazards. Our safety strategy emphasizes proactive, upstream measures designed to control, eliminate, or mitigate risks before incidents occur, while promoting overall workforce well-being.
Coeur is proud to maintain certification under the National Mining Association’s CORESafety® program, reflecting our adherence to industry-leading safety standards. Through active engagement at all levels of the organization and ongoing Board and management oversight, we emphasize continuous improvement and accountability in advancing our safety performance.
Our strong safety culture and sustained health and safety efforts led to achieving our fourth consecutive year as a peer leader in safety incident rates, as reported by the U.S. Mine Safety and Health Administration (“MSHA”). In 2025, our continued focus on reducing lost-time incident severity resulted in the lowest severity rate recorded in our history. While this performance reflects meaningful progress, we recognize that opportunities for improvement remain as we continue to advance toward our goal of zero harm. Our 2025 performance of 0.73 injury incidents per 200,000 hours worked is over 40% lower than the industry average published by MSHA, furthering our long-term trend in health and safety improvement at Coeur.

1	Source(s): U.S. Department of Labor Mine Safety and Health Administration (MSHA): Metal Operators Mine Safety and Health Statistics. Injuries per 200,000 employee-hours worked.
2	Includes both Coeur employees and contract workers.
3	MSHA data January to December 2025 (preliminary).
Communities
Coeur aims to contribute to the long-term economic viability of and leave a lasting positive legacy in the communities across all locations where Coeur operates. We believe we have built positive relationships with the communities near where we work and live, and our efforts, together, seek to create lasting positive impacts beyond the life of our mines.
Coeur recognizes and respects the unique culture and history of Indigenous Peoples and Ejidos who live where we work and operate. Our six sites with formal agreements – Las Chispas, Palmarejo, Kensington, New Afton, Rainy River and Silvertip – participate in ongoing dialogue with Indigenous and Ejido stakeholders and provide certain economic benefits to the stakeholder communities through rent paid for land use and other programs. Additionally, all of our sites collaborate with local municipalities and key community groups, to gather feedback and sustain responsiveness to community needs. A grievance mechanism is in place to address any concerns raised by community stakeholders.
We are proud to be a local employer. Hiring locally injects economic benefits into the local economy, fosters a positive relationship with the local community and can support our vision of mutual long-term prosperity.
In 2025, we continued regular engagement and partnership with stakeholders across local communities. As we aim to contribute to long-term prosperity in the communities near our operations, Coeur prioritizes investment in local education and workforce development. Each of our locations contributed to strengthening the current and future workforce through high school student summer hires, internships, apprenticeships, sponsored trainings, endowment contributions and/or scholarships.
34 • COEUR MINING 2026 Proxy Statement

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More information on corporate responsibility strategies and performance is available in our annual report on corporate responsibility matters accessible on the Responsibility page of our website.1
Human Capital Management
Effective Human Capital Management is critical to achieving our strategic goals and driving long-term value for our stakeholders. We believe strongly in the value of investing in our people and aim to be an employer of choice by promoting safety first and proactively developing our people, while fostering a healthy and inclusive culture. We seek to recruit and retain employees who embody our purpose statement and leadership principles through safe and ethical conduct.
Our purpose statement, We Pursue a Higher Standard and our leadership principles are the foundation upon which we evaluate employee success:
PROTECT	DEVELOP	DELIVER
Our People, Places, Planet Lives our health & safety culture Works with integrity and follows our policies Has courage to raise concerns Respects work environment Leads by example
Quality Resources,
Growth, Plans, Talent
Pays attention to details
Delegates effectively
Does what they say they will do
Anticipates what may happen and plans for it
Takes accountability for actions and mistakes
Impactful Results Through Teamwork Collaborates with other teams Helps others solve problems Listens to other viewpoints Communicates clearly Provides honest and timely feedback
Conduct Principles	Individual Principles	Teamwork Principles

We invest in talent development through structured training programs, leadership coaching, and comprehensive feedback mechanisms. Robust succession planning supports career growth and prepares the next generation of leaders. We believe retention and development offerings such as above-market rewards and experiential training are competitive advantages, and that our competitive compensation packages, development opportunities, and focus on career advancement create a strong value proposition for our workforce.
1
For more information about our report on corporate responsibility and sustainability initiatives and strategy, please see our website at https://www.coeur.com/responsibility/. Any standards of measurement and performance made in reference to corporate responsibility initiatives and goals are developing and based on assumptions, and no assurance can be given that any such plan, initiative, projection, goal, commitment, expectation, or prospect can or will be achieved, and the inclusion of information in our report on corporate responsibility matters (as discussed below), or identifying it as material for purposes of such report or assessing our environmental, social and governance initiatives, should not be construed as a characterization of the materiality or financial impact of that information with respect to us or for purposes of any of our SEC filings. Website references included throughout are provided for convenience only, and the contents of websites do not constitute a part of and are not incorporated by reference into this Proxy Statement. Our corporate responsibility initiatives and goals are aspirational and may change. Statements regarding our goals are not guarantees or promises that they will be met.

COEUR MINING 2026 Proxy Statement • 35

Proposal No. 1: Election of Directors

Strategic Succession Planning
We conduct robust succession planning throughout the organization each year by employing specific talent diagnostics and skills development. High potential talent within our organization is identified, and development plans are created starting from our front-line supervisors to our Chief Executive Officer.
Our Board oversees the recruitment, development, and retention of our senior executives. Significant focus is placed on succession planning both for key executive roles and also deeper into the organization. In-depth discussions occur multiple times per year in meetings of the Board, CLD Committee and NCG Committee, including in executive sessions to foster candid conversations. Directors have regular and direct exposure to senior leadership and high-potential employees during Board and committee meetings and through other informal meetings and events held during the year.
Succession Planning Process

•	Over 35 meetings on succession with site and corporate leaders
•	Discussions include development planning and workforce planning with site HR Managers & General Managers
•	Meetings with each functional manager, Vice President and Executive Vice President, with roll-up summary to CEO and ultimately discussion with the Board
Culture and Employee Engagement
We are committed to regularly assessing and enhancing our workplace culture. In 2025, we conducted our fourth biennial culture survey of all employees, achieving a 92% participation rate, which exceeds our prior survey participation and industry benchmarks. Employee feedback was reviewed by the management team and our Board of Directors. The results reaffirmed our employees’ pride in working at Coeur, their confidence in our safety practices, and our collective commitment to ethical operations and environmental responsibility. The results of the assessment also confirmed our belief that we have an ethical, safe, engaged, and proud workforce and also highlighted areas for improvement.
Following the survey, leadership teams across all operations engaged employees in discussions to gather deeper insights and implement site-specific action plans. These initiatives are intended to further strengthen our culture, address areas for improvement, and reinforce our commitment to continuous engagement. Operational leaders have embraced employees’ feedback to make improvements in a number of areas, including to improve communications and collaboration for stronger strategic partnerships. We expect to complete our next culture survey in 2027.
Employee Development
Recognizing the critical value of our human capital, we invest in the development of our employees at all levels of the organization. Our pipeline programs, leadership training, tailored development plans and executive assessments provide our employees with resources to achieve their career aspirations and provide Coeur with the human capital needed to execute our strategy. Periodically we solicit feedback on each member of our executive team through 360-degree assessments. We believe this feedback is important to maintaining a strong culture by effectively assessing leadership performance and development, facilitating succession planning and increasing accountability. We also provide opportunities for employees to participate in IMPACT Training, an intensive 18-month long training program we created for front-line supervisors throughout our organizational structure to focus on leadership training and mining as a business. Through IMPACT training, we have invested more than 26,250 cumulative hours of leadership training and personal development for almost 270 employees. In 2022, after many
36 • COEUR MINING 2026 Proxy Statement

Proposal No. 1: Election of Directors

employees had graduated from IMPACT training over the prior four years, we introduced our first Advanced IMPACT training for employees at senior manager and director levels in the organization. Through these and other efforts, we offer personalized development plans, executive assessments, and career advancement resources to help provide employees with the tools and opportunities to achieve their professional goals.
An Inclusive Workplace
Inclusion and respect are critical to the success of Coeur because they foster a culture where employees feel valued and empowered to contribute their best work. When our employees feel that their perspectives are welcomed and respected, innovation thrives, collaboration strengthens and problem solving becomes more dynamic. Coeur prioritizes inclusion and respect to enhance employee engagement and retention. Fostering an inclusive and respectful environment reduces conflicts, improves morale and builds a strong organizational reputation to attract the best talent. Shortages in the workforce talent pipeline pose a critical risk in the mining industry. Our focus on inclusion seeks to mitigate that risk by making Coeur an attractive place to work for the broadest possible range of qualified people.
Our Coeur Heroes program, which supports career opportunities for well-qualified U.S. military personnel, provided more than 110 career placements as of 2025. Over 60% of our female workforce holds supervisory or senior positions, reflecting our culture of inclusion and successful efforts to attract highly qualified female leaders in an industry that historically has struggled to attract that significant component of the overall workforce. We have implemented targeted workplace training on topics such as bystander intervention, understanding the multi-generational workplace, and mental wellness to reinforce an inclusive and respectful work environment. Our EEO-1 report for 2024 is available on our website and we plan to continue to make our annual EEO-1 reports available on our website.
Commitment to Local Hiring
Coeur is dedicated to creating economic opportunities within the communities where we operate. Since 2018, an average of 60% of our new hires were from our local communities. Additionally, our apprenticeship and internship programs provided over 40 opportunities for emerging talent in 2025.
Competitive Rewards & Employee Wellbeing
As part of our fundamental need to attract and retain talent, we regularly evaluate our compensation, benefits and employee wellness offerings. We have determined that our average employee earns over 40% more than the average employee in their local markets according to industry benchmarking. Over 93% of U.S. employees are enrolled in our medical benefit plan, and over 90% of U.S. employees contribute to our 401(k) plan. Supplemental healthcare is provided above government requirements in both Canada and Mexico. As a leader in the mining industry, we have been providing domestic partner benefits since 2017, and we expanded our paid parental and primary caregiver leave policies for U.S. employees in 2022, reinforcing our support for working families.
In addition, we have engaged a third-party mental health care provider for innovative care and confidential counseling resources. This resource leverages technology and clinical best practices to assist our employees and their families in gaining fast access to highly effective quality care when needed most. We continue efforts to implement a formal Total Worker Health program to integrate occupational health with primary health and wellness as a way to promote physical and mental health for employees and their families at home and work, both now and in the future.
Policy Regarding Stockholder and Other Interested Person Communications with Directors
Stockholders and other interested persons desiring to communicate with a director, the Lead Director, the independent directors as a group or the full Board may address such communication to the attention of our Company’s Secretary, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606 and such communication will be forwarded to the intended recipient or recipients.
Compensation Consultant Disclosure
The CLD Committee retained Meridian for the 2025 compensation year to provide information, analyses and advice regarding executive and director compensation, as described below. Meridian is a compensation consulting firm specializing in executive compensation consulting services. In its engagement with the Company, the firm has reported directly to the CLD Committee.
Meridian provided the following services for 2025 and early 2026:
•	Evaluated our executive officers’ base salaries, annual incentive and long-term incentive compensation, and total direct compensation relative to the competitive market;
COEUR MINING 2026 Proxy Statement • 37

Proposal No. 1: Election of Directors

•	Advised the CLD Committee on executive officer target award levels within the annual and long-term incentive program and, as needed, on actual compensation actions;
•	Assessed the alignment of our executive compensation levels relative to our compensation philosophy;
•	Briefed the CLD Committee on executive compensation trends among our peers and the broader industry; and
•	Evaluated our non-employee director compensation levels and program relative to the competitive market.
At the CLD Committee’s direction, Meridian provided additional services for the CLD Committee during its engagement with Coeur. These services included advising on the design of our annual and long-term incentive plans and assisting with the preparation of the CD&A for this Proxy Statement.
In the course of conducting its activities, Meridian attended five meetings of the CLD Committee during 2025 and presented its findings and recommendations for discussion.
The decisions made by the CLD Committee are its own and may reflect factors and considerations other than the information and recommendations provided by Meridian or any other advisor to the CLD Committee. Meridian reported directly to the CLD Committee as the CLD Committee’s independent consultant and provided no services during such time to Coeur other than executive and non-employee director compensation consulting services at the direction or with the consent of the CLD Committee. During its engagement with the CLD Committee, Meridian has not had any other direct or indirect business or relationships with Coeur or any of its affiliates and no current business or personal relationships with members of the CLD Committee or our executive officers. In addition, in its agreement with the CLD Committee, Meridian agreed to inform the Chair of the CLD Committee if any potential conflicts of interest arise that could cause its independence to be questioned, and not to undertake projects for management except as an agent for the CLD Committee at the request or with the prior consent of the CLD Committee Chair.
In March 2026, the CLD Committee considered the following six factors with respect to Meridian: (i) the provision of other services to Coeur by Meridian; (ii) the amount of fees received from Coeur by Meridian, as a percentage of the total revenue of Meridian; (iii) the policies and procedures of Meridian that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Meridian with a member of the CLD Committee; (v) any Coeur stock owned by Meridian; and (vi) any business or personal relationship of Meridian with any of our executive officers. After considering the foregoing factors, the CLD Committee determined that Meridian was independent and that the work of Meridian with the CLD Committee for the 2025 compensation year did not raise any conflicts of interest.
Risk Oversight
The Board is responsible for overseeing the principal risks facing Coeur and has a comprehensive and multi-faceted approach to risk oversight. The Board is also responsible for overseeing management’s implementation of appropriate systems to identify, report and manage the principal risks of Coeur’s business, including but not limited to:
•	Management succession planning and human capital management
•	Major project execution
•	Cybersecurity
•	Corporate responsibility risks
•	Strategic asset portfolio optimization
•	Commodity price volatility
•	Balance sheet management and access to
capital
•	Public policy and regulatory changes
The Board takes an active approach to its role in overseeing the development and execution of the Company’s business strategies as well as its risk oversight role. This approach is bolstered by the Board’s leadership and Committee structure, which is designed so that the full Board properly considers and evaluates potential risks under the guidance of the Chairman of the Board and further considers and evaluates certain risks at the Committee level.
As part of our regular review process, we update our governance policies and sponsor regular employee trainings to underscore the importance of continued strong risk oversight. In addition, the Board annually evaluates the operation and effectiveness of the Board of Directors, its Committees and the Chairman of the Board. That evaluation includes consideration of whether the Board has examined the key risks to the Company’s strategy and business plan.
While the Board has overall responsibility for Company risk, the Board has delegated oversight of certain categories of risk to the Audit Committee, the CLD Committee, the EHSCR Committee and the NCG Committee with the aim that delegated categories of risk are treated with appropriate expertise, attention and diligence. Each committee also provides regular reporting on their work to the Board.
38 • COEUR MINING 2026 Proxy Statement

Proposal No. 1: Election of Directors

Committee	Oversight Role
Audit	•
Reviews with management and the independent auditor compliance with legal and regulatory requirements, with a focus on legal and regulatory matters related to internal controls, accounting, finance and financial reporting and contingent liabilities

•
Discusses policies with respect to risk assessment and risk management, and risks related to matters including the Company’s financial statements and financial reporting processes, compliance, and information technology and cybersecurity

•
Oversees the process for determining and monitoring the independence of the independent auditor, reviews non-GAAP measures included in the Company’s financial statements, SEC filings, press releases and other investor materials

	•	Oversees the implementation of new accounting standards and reviews with the independent auditor critical audit matters expected to be described in the independent auditor’s report
	•	Oversees the Company’s compliance program including compliance with the Company’s Code and whistleblower reporting framework
•
Oversees cybersecurity including receiving a report from the Senior Director of Cybersecurity at each regular meeting on cybersecurity emerging risks, strategies, key initiatives, any incidents and training and compliance

•
Reviews the internal audit annual plan and reviews the results of the internal audit program, including significant reports to management prepared by internal audit staff and management’s responses thereto

CLD	•
Responsible for approving compensation for executive officers that includes performance-based award opportunities that promote retention and support growth and innovation without encouraging or rewarding excessive risk. For a discussion of the CLD Committee’s assessments of compensation-related risks, see “Compensation and Leadership Development Committee Role in Risk” below

•
Oversees human capital management matters, including (i) succession planning for executives, including the CEO in conjunction with the NCG Committee, (ii) other executives’ progress against development plans as part of its leadership development oversight scope and (iii) corporate culture and talent development and retention

EHSCR	•
Reviews the effectiveness of our corporate responsibility programs and performance, including, but not limited to our compliance with environmental and safety laws and understanding and mitigating the risks associated with the impact of climate change on the Company and its operations

	•	Reviews our strategies for mitigating material health, safety, environmental and community risks, and trends in related performance data
NCG	•
Oversees risks related to our corporate governance, including Board and director performance, Board and CEO succession, and the review of Coeur’s Corporate Governance Guidelines and other governance documents

	•	Oversees CEO succession planning in conjunction with the CLD Committee
In performing their oversight responsibilities, each of these committees periodically discusses with management and provides guidance regarding our policies with respect to risk assessment and risk management. Each Committee reports regularly to the Board on matters relating to the specific areas of risk the committee oversees and has the ability to engage independent advisors.
Throughout the year, as part of its strategic risk management oversight, the Board and relevant committees regularly conduct a number of reviews and receive reports from and engage with management regarding major risks and exposures facing Coeur and the steps management has taken to monitor and control such risks and exposures. The Board also dedicates a portion of each meeting to reviewing and discussing specific risk topics in greater detail and providing input and counseling management on risk mitigation and compliance enforcement, including:
•	A comprehensive annual review of the Company’s overall strategic plan, with updates throughout the year;
•	Ongoing Audit Committee updates from senior management on cybersecurity activities and programs, including quarterly briefing on the Company’s plans and strategies to address cybersecurity threats;
COEUR MINING 2026 Proxy Statement • 39

Proposal No. 1: Election of Directors

•	Periodic reviews of succession plans, as part of its responsibility for leadership succession planning for the Company’s most senior officers, including the CEO;
•	Review of the Company’s strategic supply chain operations, key risks, and programs to further increase resilience;
•	Review of the Company’s key legal and compliance risks, including mitigation strategies and compliance priorities; and
•
Periodic review of Company’s key corporate responsibility risks, such as environmental compliance and stewardship, community relations and social license to operate, culture and inclusion, and compliance and ethics, with more detailed reviews conducted by the relevant committees.

For a comprehensive list of the risk factors affecting our business, please refer to the “Risk Factors” section of our most recent Form 10-K and MD&A.
Cybersecurity Oversight
Our management team takes a proactive and holistic approach to managing the cybersecurity risks inherent in all deployments of technology in our business. Cybersecurity is overseen by our Board and Audit Committee, and regular engagement with the Board and Audit Committee on this topic reflects the dynamic and fast-changing landscape of cybersecurity risk. Please see the section “Cybersecurity” in Item 1C of our most recent Form 10-K for more information on how we manage cybersecurity risk.
Compensation and Leadership Development Committee Role in Risk
The CLD Committee performs an annual review of the risk profile of our compensation programs, including analyzing the primary design features of our current compensation programs and the process used in determining executive and employee compensation. This annual exercise has identified numerous ways in which our compensation programs are structured to mitigate risk, including:
•	the use of both fixed and variable compensation that rewards both annual and long-term performance;
•	the balance between long- and short-term incentive programs;
•	the use of caps or maximum amounts in our incentive programs;
•	the use of multiple performance metrics under our incentive plans;
•	a heavier weighting toward overall corporate performance for cash-based incentive plans;
•	time-based vesting for equity-based awards (including performance share awards) to promote retention and emphasize long-term Company performance; and
•	strict and effective internal controls.
Additionally, Coeur has a Clawback and Forfeiture Policy providing for the recovery, repayment or recoupment of certain incentive compensation granted or paid to executive officers (as defined under SEC rules) in certain instances involving financial restatements and to Company officers in certain circumstances involving misconduct, both of which help to further mitigate risk. The CLD Committee, together with the Board, oversees the administration of the Clawback and Forfeiture Policy, including any policy amendments as may be required under applicable SEC and stock exchange rules. Based on its most recent review, the CLD Committee concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.
Compensation and Leadership Development Committee Interlocks and Insider Participation
None of the members of the CLD Committee during 2025 or as of the date of this Proxy Statement is or has been an officer or employee of Coeur, and no executive officer of Coeur served on the compensation committee or board of any company that employed any member of the CLD Committee or Board during that time.
40 • COEUR MINING 2026 Proxy Statement

Proposal No. 1: Election of Directors

Audit and Non-Audit Fees
Grant Thornton LLP served as our independent registered public accounting firm for the fiscal year ended 2025. The following table presents fees for professional services rendered by Grant Thornton for 2025 and 2024.

	2025	2024
Audit Fees[1]	$2,098,585	$1,499,379
Audit-Related Fees	$—	$—
Tax Fees	$—	$—
All-Other Fees	$—	$—

1
Audit fees were primarily for professional services related to the audits of the consolidated financial statements and internal controls over financial reporting, review of our consolidated financial statements included in our Quarterly Reports on Form 10-Q, comfort letters, consents, and other services related to SEC matters.

All of the services and fees identified in the tables above were approved pursuant to the pre-approval policy described below, and none of the services described above was approved by the Audit Committee under the de minimis exception provided by Rule 201(c)(7)(i)(C) under Regulation S-X.
Audit Committee Policies and Procedures for Pre-Approval of Independent Auditor Services
The Audit Committee has policies and procedures requiring pre-approval by the Audit Committee before our independent auditor is engaged to perform audit services, as well as before engagement of our independent auditor to perform permissible non-audit services. The nature of the policies and procedures depend upon the nature of the services involved, as follows:

Service	Description
Audit Services
The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit, required quarterly reviews, subsidiary audits and other procedures required to be performed by the auditor to form an opinion on our financial statements, and such other procedures including information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control. Other audit services may also include statutory audits or financial audits for subsidiaries and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or used in connection with securities offerings.

Audit-Related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of our financial statements or that are traditionally performed by the independent auditor. Audit-related services are subject to the specific pre-approval of the Audit Committee. Audit-related services include, among others, due diligence services relating to potential business acquisitions/dispositions; accounting consultations relating to accounting, financial reporting or disclosure matters not classified as audit services; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; financial audits of employee benefit plans; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

Tax Services
Tax services are subject to the specific pre-approval of the Audit Committee. The Audit Committee will not approve the retention of the independent auditor in connection with a transaction the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

All Other Services
Pre-approval by the Audit Committee is required for those permissible non-audit services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

Our Executive Vice President and Chief Financial Officer is responsible for tracking all independent auditor fees against the budget for such services and reports at least annually to the Audit Committee. The Audit Committee Chair has been delegated pre-approval authority to address any approvals for services requested between Audit Committee meetings.
COEUR MINING 2026 Proxy Statement • 41

Audit Committee Report
The Audit Committee, which consists of Linda L. Adamany (Chair), Paramita Das, Eduardo Luna, and Marilyn Schonberner, and previously included N. Eric Fier from March 25, 2025 to February 1, 2026, is governed by its charter, a copy of which is available on the Corporate Governance page of our website http://www.coeur.com/company/corporate-governance/. The Board has determined that Linda L. Adamany and Marilyn Schonberner each is an “audit committee financial expert” within the meaning of rules adopted by the SEC. All members of the Audit Committee are “independent” as defined in the rules of the SEC applicable to audit committee members and the listing standards of the NYSE.
The Audit Committee assists the Board in fulfilling its responsibilities to stockholders with respect to our independent auditors, our internal audit function, our corporate accounting and reporting practices, and the quality and integrity of our financial statements and reports. The Audit Committee is responsible for the appointment, compensation and oversight of the work of our independent auditors and internal audit function.
The Audit Committee discussed with our independent auditors the scope, extent and procedures for the 2025 audit. On a quarterly basis, the Audit Committee meets separately, without management present, with the Company’s independent registered public accounting firm, Grant Thornton LLP, and with the Company’s internal auditors, to discuss the results of their respective audits and reviews, the cooperation received by the auditors during the audit examination, their evaluations of the Company’s internal controls over financial reporting, and the overall quality of the Company’s financial reporting. The Audit Committee also meets separately with the Company’s Chief Financial Officer and General Counsel quarterly and with the Company’s Chief Executive Officer from time to time. Following these separate discussions, the Audit Committee meets in executive session.
The Audit Committee is also responsible for establishing procedures for the receipt, retention and treatment of complaints we may receive regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission of complaints by our employees, received through established procedures, of concerns regarding questionable accounting or auditing matters. Additional information as to the responsibilities and activities of the Audit Committee can be found in the Audit Committee’s charter.
Management is primarily responsible for our financial statements, reporting process and systems of internal controls. In ensuring that management properly fulfilled that responsibility, the Audit Committee reviewed and discussed with management the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Discussion topics included the quality and acceptability of relevant accounting principles, the reasonableness of significant judgments, including impairments, the clarity of disclosures in the financial statements, and an assessment of the work of the independent auditors.
The independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. The Audit Committee reviewed and discussed with the independent auditors their judgments as to the quality and acceptability of our accounting principles and such other matters as are required to be discussed under applicable standards of the PCAOB and the SEC. In addition, the Audit Committee received from the independent auditors the written disclosures and the letter as required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, discussed with the independent auditors their independence from us and our management, and considered the compatibility of non-audit services with the auditors’ independence.
Grant Thornton LLP reported to the Audit Committee that:
•	there were no disagreements with management;
•	it was not aware of any consultations about significant matters that management discussed with other auditors;
•	no major issues were discussed with management prior to Grant Thornton LLP’s retention;
•	it received full cooperation and complete access to our books and records;
•	it was not aware of any material fraud or likely illegal acts as a result of its audit procedures;
•	there were no material weaknesses identified in its testing of our internal control over financial reporting; and
•	there were no known material misstatements identified in its review of our interim reports.
Based on the reviews and discussions described above, the Audit Committee recommended to the Board (and the Board subsequently approved) the inclusion of the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.
In addition, the Audit Committee selected Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. The Board is recommending to our stockholders that they ratify and approve the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
Audit Committee of the Board of Directors
LINDA L. ADAMANY, Chair
PARAMITA DAS
EDUARDO LUNA
MARILYN SCHONBERNER
42 • COEUR MINING 2026 Proxy Statement

Proposal No. 2:
Ratification of Appointment of
Independent Registered
Public Accounting Firm for 2026

What am I voting for?

Ratifying the selection of Grant Thornton LLP as the independent auditor of our consolidated financial statements and our internal control over financial reporting for 2026.

The Board of Directors recommends a vote FOR the appointment of Grant Thornton LLP.

The Audit Committee, which consists entirely of independent directors, is recommending approval of its appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2026. Grant Thornton LLP served as the Company’s independent registered public accounting firm for each fiscal year beginning with the fiscal year ended December 31, 2016, and Grant Thornton LLP’s tenure was considered by the Audit Committee in its assessment of Grant Thornton LLP’s independence.
As a matter of good corporate governance, a resolution will be presented at the Annual Meeting to ratify the appointment by the Audit Committee of Grant Thornton LLP to serve as our independent registered public accounting firm for the year ending December 31, 2026. Representatives of Grant Thornton LLP are expected to be present virtually at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.
The Board has put this proposal before the stockholders because the Board believes that seeking stockholder ratification of the appointment of the independent registered public accounting firm is good corporate practice. If the appointment of Grant Thornton LLP is not ratified, the Audit Committee will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement.
COEUR MINING 2026 Proxy Statement • 43

Proposal No. 3:
Approval of an Amendment
to the Company’s Certificate
of Incorporation to Limit the Liability
of Certain Officers as Permitted by Law

What am I voting for?

We are asking our stockholders to vote on an amendment to our Certificate of Incorporation and extend exculpation protection to certain officers, as permitted by Delaware law.

The Board of Directors recommends a vote FOR the amendment to the Company’s Certificate of Incorporation to limit the liability of certain officers.

The Board of Directors has unanimously approved and declared advisable and in the best interests of the Company and its stockholders, and resolved to recommend to the Company’s stockholders that they approve and adopt, an amendment to Article X of the Certificate of Incorporation, as amended, of the Company (the “Certificate”) to provide for the elimination of monetary liability of certain officers of the company in certain limited circumstances (the “Proposed Amendment”). The current exculpation protections available to the directors remain unchanged as a result of the Proposed Amendment. The following description is a summary only and is qualified in its entirety by reference to Appendix B to this Proxy Statement, which marks those changes specifically.
Purpose and Effect of the Proposed Amendment
Pursuant to and consistent with Section 102(b)(7) of the General Corporation Law of the State of Delaware (the “DGCL”), Article X of the Certificate already eliminates the monetary liability of directors in accordance with the DGCL. Effective August 1, 2022, Section 102(b)(7) of the DGCL (“Section 102(b)(7)”) was amended to permit Delaware corporations to include in their certificates of incorporation limitations for monetary liability of certain officers. Under Section 102(b)(7) as currently in effect, those officers consist of: (i) the president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) individuals who are or were identified in the corporation’s public filings as its most highly compensated officers; and (iii) individuals who, by written agreement with the corporation, consented to be identified as officers for purposes of accepting service of process (such officers from time to time specified in Section 102(b)(7), the “covered officers”). The Proposed Amendment would exculpate the covered officers only in connection with direct claims for breaches of the fiduciary duty of care brought by stockholders, including class actions. Like the provision limiting the liability of directors, the Proposed Amendment does not permit the elimination of liability of covered officers for:
•	claims brought by the Company itself;
•	claims brought by stockholders in the name of the Company, such as derivative claims;
•	claims involving any breach of the duty of loyalty to the Company or its stockholders;
•	claims involving any acts or omissions not made in good faith or which involve intentional misconduct or knowing violations of the law; or
•	claims involving transactions from which the covered officer derived an improper personal benefit.
Notwithstanding the foregoing, consistent with the language for exculpation of directors currently included in Article X of the Certificate, the Proposed Amendment also provides that if, at any time following the effectiveness of the Proposed Amendment,
44 • COEUR MINING 2026 Proxy Statement

Proposal No. 3: Approval of an Amendment to the Company’s Certificate of Incorporation to Limit the Liability of Certain Officers as Permitted by Law

the DGCL is amended to authorize any further elimination or limitation of the personal liability of a corporation’s covered officers (including any change in the roles deemed to be covered officers for purposes of Section 102(b)(7)), then such liability shall automatically be proactively eliminated or limited to the fullest extent permitted by the DGCL, as so amended, with respect to the Company’s covered officers (including with respect to any role newly deemed to be a covered officer for purposes of Section 102(b)(7)).
Reasons for the Proposed Amendment
The Board of Directors believes that it is important to extend exculpation protection to our covered officers, to the fullest extent permitted by DGCL, in order to better position the company to attract and retain qualified and experienced officers. In the absence of such protection, such individuals might be deterred from serving as officers, due to exposure to personal liability and the risk of incurring substantial expense in defending lawsuits, regardless of merit. The nature of covered officers’ roles often requires them to make decisions on crucial matters, frequently in response to time-sensitive opportunities and challenges, which can create substantial risk of lawsuits that seek to impose liability with the benefit of hindsight. Aligning, in part, the protections available to the Company’s covered officers with those currently available to the Company’s directors (which provides exculpation to the fullest extent such protections are available under the DGCL, as it exists now or may be amended in the future) would empower covered officers to exercise their business judgment in furtherance of stockholder interests without the potential for distraction posed by the risk of personal monetary liability.
Because the Proposed Amendment would apply only to a narrow class of covered officers, and would still permit, among others, derivative stockholder or Company claims against covered officers, claims involving breaches of the duty of loyalty, acts taken in bad faith, intentional misconduct, knowing violations of the law and/or the receipt of improper personal benefits, the Board believes that the Proposed Amendment would strike an appropriate balance between the Company’s goals of, on the one hand, promoting management’s accountability to stockholders, and, on the other, attracting and retaining qualified officers.
The Board evaluated the Proposed Amendment in light of the considerations described above. Based on these considerations, the Board adopted resolutions setting forth the Proposed Amendment, declared the Proposed Amendment advisable and in the best interests of the Company and our stockholders, approved and adopted the Proposed Amendment, unanimously resolved to submit the Proposed Amendment to our stockholders for approval and recommended that our stockholders adopt the Proposed Amendment.
Effectiveness and Vote Required
If our stockholders approve the Proposed Amendment, it will become effective upon the Company filing of a Certificate of Amendment to the Certificate setting forth the Proposed Amendment with the Delaware Secretary of State, which we anticipate doing as soon as practicable following stockholder approval of the Proposed Amendment. The Board of Directors reserves the right to elect to abandon the Proposed Amendment without further action by the stockholders, at any time prior to the effectiveness of the Certificate of Amendment setting forth the Proposed Amendment. If the Board were to exercise such discretion, we will publicly disclose that fact, and the Company’s covered officers will not be subject to the foregoing exculpation protections. If our stockholders do not approve the Proposed Amendment, Article X will remain unchanged, our covered officers will not become subject to the foregoing exculpation protections, and a Certificate of Amendment setting forth the Proposed Amendment will not be filed with the Delaware Secretary of State.
The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the Proposed Amendment. Abstentions and broker non-votes, if any, will have the effect of a vote against the Proposed Amendment.
The Board of Directors unanimously recommends a vote FOR the Amendment to the Company’s Restated Certificate of Incorporation to Limit the Liability of Certain Officers as Permitted by Law.
COEUR MINING 2026 Proxy Statement • 45

Information about our Executive Officers

Name	Age	Current Position with Coeur	Since[1]	Joined Coeur
Mitchell J. Krebs	54	Chairman of the Board, President & Chief Executive Officer	2024	1995
Thomas S. Whelan	56	Executive Vice President & Chief Financial Officer	2019	2019
Michael Routledge	55	Executive Vice President & Chief Operating Officer	2020	2020
Casey M. Nault	54	Executive Vice President, General Counsel & Secretary	2015	2012
Aoife McGrath	49	Executive Vice President, Exploration	2022	2022
Emilie C. Schouten	47	Executive Vice President & Chief Human Resources Officer	2023	2013
Kenneth J. Watkinson	57	Vice President, Corporate Controller & Chief Accounting Officer	2018	2013
1
Indicates the date of the executive’s last significant change in functional title. Mr. Krebs, Mr. Nault and Ms. Schouten have served as Company executives since 2006, 2012 and 2016, respectively, as detailed in the biographies below.

AGE: 54	Mitchell J. Krebs

•
Mitchell J. Krebs was appointed President, Chief Executive Officer and member of the Board of Directors of Coeur Mining, Inc. in July 2011. In May 2024, he was appointed Chairman of the Board of Directors. Prior to becoming CEO, Mr. Krebs served as Senior Vice President and Chief Financial Officer from March 2008 to July 2011, as Treasurer from July 2008 to March 2010, as Senior Vice President, Corporate Development from May 2006 to March 2008, and as Vice President, Corporate Development from February 2003 to May 2006.

• Mr. Krebs joined Coeur in August 1995 as Manager of Acquisitions after spending two years as an investment banking analyst for PaineWebber Inc.

•
Mr. Krebs is the former Chair of the National Mining Association and a past President of The Silver Institute. He served as a member of the board of directors of Kansas City Southern Railway Company from May 2017 to April 2023.

• Mr. Krebs holds a Bachelor of Science in Economics from The Wharton School at the University of Pennsylvania and a Master of Business Administration from Harvard University.

AGE: 56	Thomas S. Whelan
• Thomas S. Whelan was appointed Executive Senior Vice President and Chief Financial Officer in January 2019 and elevated to Executive Vice President in February 2026.

•
Mr. Whelan previously served as CFO of Arizona Mining Inc., a mineral exploration company, from September 2017 to August 2018, when the company was acquired by South32 Limited. Previously, Mr. Whelan served as CFO for Nevsun Resources Ltd., a Canadian mining company, from January 2014 to August 2017.

• Mr. Whelan has served as a member of the board of directors of Highlander Silver Corp., a precious metals exploration company, since October 2024.

•
Mr. Whelan is a chartered professional accountant and was previously a partner with the international accounting firm Ernst & Young LLP where he was the firm’s Global Mining & Metals Assurance sector leader, the leader of the firm’s Assurance practice in Vancouver and previously the firm’s Canadian Mining & Metals sector leader.

• Mr. Whelan holds a Bachelor of Commerce from Queen’s University.

46 • COEUR MINING 2026 Proxy Statement

Information about our Executive Officers

AGE: 55	Michael Routledge
• Michael Routledge was appointed Executive Senior Vice President and Chief Operating Officer in June 2020 and elevated to Executive Vice President in February 2026.

•
Mr. Routledge has over 25 years’ experience with Rio Tinto Group, a multinational metals and mining corporation, in various roles beginning in 1987, including as the Chief Operating Officer (2011-2012) and Vice President HSE, Projects & Operational Value (2012-2014) of the Kennecott Utah Copper business. He also served as the Chief Operating Officer of Asahi Refining, a provider of precious metal assaying, refining and bullion products, from 2015 to 2017. He served as Senior Director of Operational Excellence from 2017 to January 2020 at Anagold Madencilik, a subsidiary of Alacer Gold Corp., a gold producer which merged with SSR Mining Inc. in the fall of 2020, Most recently, Mr. Routledge served as the Vice President of Major Projects and Studies of Alacer Gold Corp. from February 2020 to May 2020 when he accepted his current position with Coeur.

•
Mr. Routledge received an undergraduate degree from the University of Sunderland, England in Electrical and Control Engineering and a Master of Business Administration with a focus on business and strategic transformation from Henley Management College in England.

AGE: 54	Casey M. Nault

•
Casey M. Nault was appointed Senior Vice President, General Counsel and Secretary in January 2015, with his overall scope of responsibility expanding to include other functional areas, including corporate responsibility, since that time. In February 2026 he was elevated to Executive Vice President. Mr. Nault was appointed as Vice President and General Counsel upon joining Coeur in April 2012 and was appointed Secretary in May 2012.

•
Mr. Nault has almost 30 years of experience as a corporate and securities lawyer, including prior in-house positions with Starbucks Corporation and Washington Mutual, Inc., as well as law firm experience with Gibson, Dunn & Crutcher. His legal experience includes securities compliance and SEC reporting, corporate governance and compliance, mergers and acquisitions, public and private securities offerings and other strategic transactions, general regulatory compliance, cross-border issues, land use and environmental issues, and overseeing complex litigation and internal investigations. In addition to leading the legal function, Mr. Nault also has executive responsibility for several other corporate functions including compliance, corporate responsibility, internal audit, government affairs and land management.

• Mr. Nault has a B.A. in Philosophy from the University of Washington and a law degree from the University Southern California Law School.

AGE: 49	Aoife McGrath
• Aoife McGrath was appointed Senior Vice President, Exploration in 2022 and elevated to Executive Vice President in February 2026.

•
Ms. McGrath has extensive experience in the international mining sector. Throughout her 25 years of experience, she has worked and led teams in Africa, North America, South America and Europe, with her experience spanning the full spectrum of company size and stages of exploration, from craton-scale generative projects to greenfields work and reserve drilling to mine geology. From June 2020 to February 2022, Ms. McGrath served as Vice President of Exploration for the Africa and Middle East region at Barrick Gold Corporation, a mining company that produces gold and copper. Prior to that, she served as Head of Exploration and Geology for Beadell Resources Limited as well as Vice President of Exploration for Alamos Gold Inc. from October 2013 to June 2018.

•
Ms. McGrath holds a Bachelor of Science from University College Dublin, a Master of Science in Mineral Exploration from the University of Leicester and a Master of Science in Engineering Geology from Imperial College London.

COEUR MINING 2026 Proxy Statement • 47

Information about our Executive Officers

AGE: 47	Emilie C. Schouten

•
Emilie C. Schouten was appointed Senior Vice President and Chief Human Resources Officer in May 2023, and prior to that, served as Senior Vice President, Human Resources since May 2018. In February 2026 she was elevated to Executive Vice President. She previously served as Vice President, Human Resources from May 2016 to May 2018 and as Director of Talent Acquisition and Development from May 2013 to May 2016.

•
Ms. Schouten has over 20 years of experience in Human Resources, starting her career in General Electric, where she graduated from GE’s Human Resources Leadership Program. After 6 years as a Manager of HR with GE, her division was acquired by the world’s largest electrical distribution company, Rexel, and Ms. Schouten went on to become the Director of Training and Development.

• Ms. Schouten earned a Bachelor of Arts in Sociology from Michigan State University and a Master of Science in Industrial Labor Relations from the University of Wisconsin-Madison.

AGE: 57	Kenneth J. Watkinson

•
Kenneth J. Watkinson was appointed Vice President, Corporate Controller and Chief Accounting Officer in January 2018. He was previously named Vice President, Corporate Controller in March 2017 and served as Director of Financial Reporting from September 2013 to March 2017.

•
Mr. Watkinson came to Coeur from HSBC North America where he managed SEC reporting for HSBC USA, Inc. He previously served as Senior Manager of SEC Reporting for Baxter International Inc. and as Manager of Consolidations and Reporting for Kraft Foods, Inc.

• Mr. Watkinson is a Certified Public Accountant and holds a Bachelor of Science in Accounting from Northeastern Illinois University.

48 • COEUR MINING 2026 Proxy Statement

Share Ownership
The following table sets forth information, as of the close of business on March 6, 2026 (except as otherwise noted), concerning the beneficial ownership of our common stock by (i) each beneficial holder of more than 5% of our outstanding shares of common stock, (ii) each of our current directors and director nominees, (iii) each of our Named Executive Officers, or NEOs, listed in the 2025 Summary Compensation Table on page 76, and (iv) by all of our current directors and executive officers as a group.

Stockholder	Shares Beneficially Owned	Percent of Outstanding
Van Eck Associates Corporation	66,164,364[1]	10.3%
The Vanguard Group, Inc.	58,212,676[2]	9.0%
BlackRock, Inc.	36,307,720[3]	5.7%
Mitchell J. Krebs	2,149,517	*
Robert E. Mellor	292,364	*
J. Kenneth Thompson	282,333	*
Linda L. Adamany	244,928	*
Pierre Beaudoin	142,652	*
Eduardo Luna	107,088[4]	*
Paramita Das	82,167	*
Jeane L. Hull	11,473[4]	*
Patrick Godin	0[5]	*
Marilyn Schonberner	0[5]	*
Thomas S. Whelan	667,774[6]	*
Casey M. Nault	550,086	*
Michael Routledge	512,512	*
Aoife McGrath	184,018	*
All current executive officers, directors and director nominees as a group (16 persons)	5,796,105	0.90%

*	Holding constitutes less than 1% of the outstanding shares on March 6, 2026 of 641,880,741.
1
As of December 31, 2025, based on information contained in a Schedule 13G/A filed on February 13, 2026, Van Eck Associates Corporation had sole voting power over 65,923,623 shares and sole dispositive power over 66,164,364 shares. The shares are held within mutual funds and other client accounts managed by Van Eck Associates Corporation, none of which individually owns more than 5% of the outstanding shares. The address for Van Eck Associates Corporation is 666 Third Ave. 9th Floor, New York, New York 10017.

2
As of December 31, 2025, based on information contained in a Schedule 13G/A filed on January 29, 2026, The Vanguard Group, Inc. had sole voting power over zero shares, shared voting power over 5,179,405 shares, sole dispositive power over zero shares and shared dispositive power over 58,212,676 shares. The address for the Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.

3
As of December 31, 2023, based on information contained in a Schedule 13G/A filed on January 24, 2024, Blackrock, Inc. had sole voting power over 35,027,816 shares and sole dispositive power over 36,307,720 shares. The address for Blackrock, Inc. is 50 Hudson Yards, New York, NY 10001.

4
Excludes 84,705 and 34,129 deferred stock units (“DSU”) for Ms. Hull and Mr. Luna, respectively. Each DSU represents a right to receive one share of Company common stock, which will be delivered on the 60th day after separation from Board service.

5
Mr. Godin and Ms. Schonberner did not hold Coeur stock as of March 6, 2026, but each received shares of Coeur common stock upon their appointment to Coeur’s Board in March 2026 as prorated annual common stock/deferred stock unit retainers. Mr. Godin also received 143,836 shares of Coeur common stock upon the completion of the New Gold acquisition in exchange for the shares of New Gold Inc. common stock he held previously, in accordance with the terms of the arrangement agreement governing the transaction.

6	Includes 6,000 shares held in a college savings plan for Mr. Whelan’s daughter.
COEUR MINING 2026 Proxy Statement • 49

Compensation Discussion and Analysis
IN THIS SECTION
51	CD&A Summary
	51	Who We Are
	51	Our Strategy
	51	2025 Macroeconomic Environment
	53	Company Performance
	54	Alignment of 2025 Compensation
56	Our Executive Compensation Program
	56	Executive Compensation Program Philosophy
	57	2025 Direct Compensation Elements
	59	2025 Total Direct Compensation Targets
	59	Results of 2025 Stockholder Advisory Vote on Named Executive Officer Compensation
	59	Competitive Market Assessment
	59	2025 Peer Group
60	2025 Executive Compensation – Realized and Realizable Pay
61	2025 Executive Compensation Results
	61	Base Salary
	62	Annual Incentive Plan
	65	Long-Term Equity Incentive Awards
	67	Payouts for 2023-2025 Performance Shares
	69	Benefits and Perquisites
	69	Termination of Employment/Severance and Change-in-Control Arrangements
70	Other Compensation Arrangements and Policies
	70	Stock Ownership Guidelines
	70	Insider Trading and Hedging Policy
	71	Clawback and Forfeiture Policy

Compensation Discussion and Analysis
Our 2025 NEOs:

Mitchell J. Krebs Chairman, President and Chief Executive Officer	Thomas S. Whelan Executive Vice President and Chief Financial Officer	Michael Routledge Executive Vice President and Chief Operating Officer

Casey M. Nault Executive Vice President, General Counsel and Secretary		Aoife McGrath Executive Vice President, Exploration
CD&A Summary
Who We Are
Coeur Mining, Inc. is a U.S.-based, well-diversified, growing senior precious metals producer with seven wholly-owned operating mines: the New Afton gold-copper mine in British Columbia, Canada, the Rainy River gold-silver mine in Ontario, Canada, the Las Chispas silver-gold mine in Sonora, Mexico, the Palmarejo gold-silver complex in Chihuahua, Mexico, the Rochester silver-gold mine in Nevada, the Kensington gold mine in Alaska, and the Wharf gold mine in South Dakota. In addition, the Company wholly owns the high-grade Silvertip polymetallic critical minerals exploration project in British Columbia.
Our Strategy
Coeur’s strategy is to be America’s premier, growing provider of precious and critical minerals from a balanced, prospective asset base located in mining friendly jurisdictions and underpinned by leading corporate responsibility practices.
2025 Macroeconomic Environment
Our business is highly dependent on the market prices of gold and silver, commodities that are actively traded and frequently experience significant price volatility. Macroeconomic conditions during 2025 and the three-year period from 2023-2025 significantly impacted our business results, stockholder returns and, as a result, executive compensation.
COEUR MINING 2026 Proxy Statement • 51

Compensation Discussion and Analysis

2025 saw strong price performance for gold, rising from $2,633 per ounce to over $4,300 per ounce by year-end on the London Bullion Market Association (“LBMA”), as several factors supported the record highs throughout the year including interest rate cuts, geopolitical instability in Eastern Europe and the Middle East, a weakening to the U.S. dollar, purchases by central banks, and concerns over inflation and international trade policy that created additional uncertainty in financial markets. Silver also experienced strong price performance in 2025, rising from $29.56 per ounce to over $71.00 per ounce on the LBMA at year-end, the highest prices in a decade, driven by increased industrial demand, including for solar panels and other electronic end uses, relatively flat overall investment in new projects and exploration, continuation of the multi-year supply deficit, higher levels of investor demand due to silver’s safe haven status, and sovereign demand due to the nature of silver as a strategic asset.
As shown in the chart on the left below, U.S. equity markets posted strong overall gains in the three years ended December 31, 2025, with major indices such as the Dow Jones Industrial Average and S&P 500 repeatedly registering record highs in 2025. During the same three-year period, the LBMA gold price increased 138% and the LBMA silver price increased by over 200%.
During the three-year period shown (2023–2025), the stock prices of Coeur and its peer group moved directionally with gold and silver prices, with Coeur outperforming both the metals and its peer group over a significant portion of the period beginning in April 2024, which coincided with the completion of the Rochester expansion and the Company’s subsequent return to a sustained period of consistent positive free cash flow. The table on the right below shows the general continuation of outperformance versus both the metals and the peer group, with continued positive free cash flows contributing to significant debt reduction and improved financial position. Coeur performed in line with peers over the period following the November 3, 2025 announcement of the transaction to acquire New Gold. Additionally, due to a variety of factors, Coeur’s common stock tends to be more highly levered to changes in metals prices, particularly silver, than our peers, which means that in times of rising metals prices, Coeur’s stock often outperforms peers but also has a tendency to underperform peers in times of weakening metals prices.

52 • COEUR MINING 2026 Proxy Statement

Compensation Discussion and Analysis

Company Performance
During 2025, the Company continued to operate safely and responsibly, achieved strong production levels, successfully advanced the key strategic initiative of integrating the Las Chispas operation into our portfolio following the acquisition of SilverCrest Metals Inc., and maintained disciplined performance in cost control efforts. We also announced the acquisition of New Gold Inc., which closed in March 2026, and furthered our peer-leading exploration investment strategy, which resulted in impressive reserve and resource additions. Our performance is further highlighted below.
Strong performance across our diversified, North American asset base led to Coeur’s achievement of record full-year silver and gold production

2025 Highlights
CONTINUED STRONG ENVIRONMENTAL HEALTH & SAFETY RESULTS AND LEADERSHIP
Coeur continued to achieve strong results in safety and environmental performance. According to MSHA data, Coeur once again ranked first among its peers for U.S. employee TRIFR in 2025. We advanced our water stewardship strategy and the implementation of the requirements of the Global Industry Standard on Tailings Management across our sites.

STRONG OPERATIONAL PERFORMANCE
Coeur achieved record full-year production for both gold and silver, producing 419,046 gold ounces and 17.9 million silver ounces, which were 23% and 57% year-over-year increases in gold and silver production, respectively.

IMPRESSIVE FINANCIAL PERFORMANCE	The Company achieved record full-year free cash flow, adjusted EBITDA and earnings, while cash increased more than tenfold to $554M at year end.
RESOURCE EXPANSION AND MINE LIFE EXTENSION
The 2025 exploration program drove significant growth in reserves and resources across our portfolio. Proven and probable gold reserves increased 65% at Wharf at year-end 2025, leading to a near doubling of Wharf’s mine life to 12 years. Gold proven and probable mineral reserves increased 9% in Kensington. At Palmarejo, silver and gold proven and probable resources increased 40% and 36%, respectively, with an 86% increase in inferred resources.

INTEGRATION OF LAS CHISPAS FOLLOWING SILVERCREST ACQUISITION
The Company completed its acquisition of SilverCrest Metals Inc. in February 2025, adding the high-grade, low-cost Las Chispas silver-gold mine in Sonora, Mexico to its portfolio. Management successfully integrated the operation following transaction closing, helping to drive significant expansion to the Company’s consolidated production and record performance on several key financial metrics.

COEUR MINING 2026 Proxy Statement • 53

Compensation Discussion and Analysis

Alignment of 2025 Compensation
As highlighted below, the results of our executive compensation programs for 2025 and the three-year period ended December 31, 2025 were aligned with our operational and financial performance and stockholder returns.

Strong gold production and costs, safety and environmental performance, integration of Las Chispas and exploration success, partially offset by below-target performance on silver production and costs, drove a 133% corporate AIP score and 166% payout for three-year PSUs

	2025 Performance	2025 Compensation Result
Actual Pay Compared to Target
•
2025 gold production was above target while silver production was below target. Overall safety and environmental performance for the year was strong, exceeding stretch goals on all AIP measures other than TRIFR, which increased slightly year-over-year despite once again being best among U.S. companies according to MSHA data. 2025 gold costs per ounce were significantly lower than target, while silver costs per ounce were slightly higher than target driven by below-target silver production. Our overall production and cost performance was strong and led to adjusted EBITDA slightly above target. Performance on the key strategic initiative of integrating Las Chispas was well above target
•
For the three-year period ended December 31, 2025, we achieved above-target growth in overall reserves and resources driven by solid results from our five operations, and performed in the top quartile on relative total stockholder return compared to the peer group, partially offset by below-target ROIC for the period
• 2025 Corporate AIP payout of 133% of target • Three-year PSUs paid out at 166% of target
LTIP – Performance Shares (60% of LTIP award)
•
Above-target overall performance
  •
28% performance for three-year ROIC, compared to a target of 37.3%
  •
Added 2.6M AuEq ounces of proven and probable reserves, compared to a target of 1.0M ounces
  •
Added 3.0M AuEq ounces of inferred resources, compared to a target of 1.9M ounces

•
166% of target overall payout of PSU award for the 2023-2025 performance period
  •
65% of target payout of PSUs linked to three-year ROIC (50% weighting)
  •
200% of target payout of PSUs linked to reserve and resource growth, respectively (25% weighting for each)
  •
Multiplied sub-total performance of 132.5% by 125% due to top quartile rTSR performance compared to peers

LTIP – Restricted Shares (40% of LTIP award)	• 212% one-year stock price increase in 2025	• Restricted shares vesting over three years granted in 2025 constituted 40% of the total LTIP award to NEOs; realizable value directly aligned with long-term stockholder value
54 • COEUR MINING 2026 Proxy Statement

Compensation Discussion and Analysis

	2025 Performance	2025 Compensation Result
AIP
•
Strong overall safety and environmental performance, strong gold production and costs, lower silver production and higher silver costs than planned, slightly higher adjusted EBITDA than planned, and achievement of the key strategic initiative of the integration of Las Chispas following the SilverCrest acquisition
• 133% of target overall payout on corporate AIP objectives

•
Strong safety and environmental performance on key measures included in 2025 AIP EHS scorecard: maximum performance on Lost Time Severity Score (LTSS) and increased Leadership in the Field interactions; below-target performance on key safety incident rate (TRIFR) based on very aggressive targets despite best employee TRIFR among peers at U.S. mines according to MSHA data. Zero high-severity environmental releases or excursions drove maximum performance on environmental measures
• 160% of target payout overall for environmental and safety performance (20% weighting)
	• Gold production was above target while silver production was below target	• 115% and 79% of target payout, respectively, for gold and silver production (20% weighting split pro rata for gold and silver revenue contribution, or 13% weighting for gold and 7% for silver)
	• Gold CAS were significantly lower than target, while silver CAS performance was slightly higher than target	• 144% and 98% of target payout, respectively, for gold CAS and silver CAS (20% weighting split pro rata for gold and silver revenue contribution, or 13% weighting for gold and 7% for silver)
	• Adjusted EBITDA at 101% of target, driven by overall strong production and cost performance	• 104% of target payout for adjusted EBITDA (20% weighting)
	• Strong execution on the strategic initiative of integration of Las Chispas	• 171% of target payout for strategic initiatives (20% weighting)
COEUR MINING 2026 Proxy Statement • 55

Compensation Discussion and Analysis

Our Executive Compensation Program
Our CLD Committee continues to drive strong pay-for-performance alignment in our executive compensation program and ties a substantial portion of executive compensation to the achievement of annual and long-term strategic objectives. As described below, we seek to continuously refine and improve our executive compensation program and practices to ensure consistency with this philosophy.

What We Do

•  Pay for performance with strong alignment of realizable pay to TSR
•  Proactive stockholder outreach with meaningful compensation program changes made based on feedback
•  Differentiated metrics across AIP and LTIP
•  AIP metrics drive stockholder value, with rigorous goals tied to Board-approved budget, key strategic initiatives and safety and environmental objectives
•  Majority of equity compensation in the form of performance shares with three-year cliff vesting tied to rigorous strategically aligned and value-driving internal performance metrics and relative TSR
•  Majority of compensation “at-risk”

•
Independent compensation consultant
•
Modest perquisites
•
“Double trigger” equity acceleration upon a change-in-control
•
Peer-leading stock ownership guidelines for our directors and executive officers, including 6x base salary for CEO (the guidelines do not count unvested performance shares)
•
Clawback policy covering both financial restatements and misconduct and applying to annual incentive payouts along with both time-based and performance-based equity awards
•
Annual stockholder “say on pay” vote
•
100% of CEO AIP based on Company goals

What We Do Not Do
• No hedging Coeur stock • No pledging Coeur stock • No excise tax gross-ups, tax gross-ups on perquisites or tax gross-ups applicable to change-in-control and severance payments
•
No holding Coeur stock in margin accounts
•
No employment contracts for NEOs other than CEO
•
No re-pricing of stock options or SARs without stockholder approval
•
No “single trigger” cash severance based solely upon a change-in-control of the company

Executive Compensation Program Philosophy
Our executive compensation program aligns with our strong pay-for-performance philosophy and ties a substantial portion of executive compensation to the achievement of annual and long-term strategic objectives. The objectives of our executive compensation program are to:
•	Drive performance against critical strategic goals designed to create long-term stockholder value
•	Pay our executives at a level and in a manner that attracts, motivates and retains top executive talent
We believe these compensation objectives directly drive achievement of our long-term strategic objectives, including continuous improvement and leadership in safety and environmental performance, increasing production, reducing unit costs, increasing cash flow, achieving robust return on invested capital, increasing reserves and resources, achieving other important strategic initiatives, and outperformance relative to peers on total stockholder return.
We analyze target total direct compensation (base salary, target annual incentive, and target equity award value) relative to our peers. Specific individual opportunities are established based on factors such as an executive’s scope and breadth of roles performed, experience in the position, performance and other factors deemed relevant by the CLD Committee. The CLD Committee formally reviews and evaluates every pay action versus the 25th, 50th and 75th percentile of peers, but does not tie individual compensation decisions to specific target percentiles.
Our compensation program is designed to include multiple elements with varying characteristics to help retain strong talent and reward performance for achievement of both short-term and long-term goals. The CLD Committee regularly assesses the appropriate mix of these compensation elements in consultation with an independent compensation consultant as well as other Board members and management, review of external perspectives from investors and analysts and peer benchmarking.
56 • COEUR MINING 2026 Proxy Statement

Compensation Discussion and Analysis

We also grant awards under the LTIP to certain non-executive employees to promote alignment with and drive long-term stockholder value. Site leadership and non-executive corporate leaders receive performance share units and restricted shares that vest over a three-year period. All employees participate in our AIP or a similar cash incentive program with operational, safety and environmental metrics designed to promote the success of our business:
•	Corporate employees support the goals and objectives of our NEOs and participate in the AIP with the same metrics as our NEOs, along with an individual performance component.
•
Leadership and managers at our operations participate in the AIP, modified to promote the achievement of site-specific goals aligned with overall Company strategy, including the execution of key projects and a significant component tied to safety and environmental performance, with those goals and projects forming part of the Company’s broader comprehensive strategy to create long-term stockholder value.

•
Hourly employees at our operations participate in cash incentive programs designed to drive achievement of core operational performance and site-specific goals, such as production, safety and environmental goals, which are key to our business of producing precious metals safely and responsibly.

Similar to our NEO compensation program, our compensation programs at all other levels of the Company are intended to attract and retain talented employees who can drive achievement of our strategic objectives while supporting our core values and culture. To that end, we regularly benchmark with industry peers and, where appropriate, the general market, to ensure we are offering competitive compensation and appropriate premiums for remote and camp assignments in line with industry standards.
2025 Direct Compensation Elements

Compensation Component	Objective	Key Features
Base salary	• Provide a fixed base pay for performance of core job responsibilities • Attract and retain highly skilled individuals	• Initial levels and annual adjustments are based on positioning relative to the market and experience of the executive
AIP
•
Performance-based and “at risk”
•
Drive achievement of annual goals related to Company financial, operational, environmental, and safety performance and key strategic initiatives
•
For NEOs other than the CEO, also drive achievement of performance and development goals of the individual executive
• Cash payments based on Company and individual performance, with a high percentage weighted on Company performance (100% in the case of the CEO) to drive alignment with stockholder value
LTIP	• Performance-based and “at risk” • Align executive and stockholder interests, drive the creation of long-term stockholder value, attract and retain talented executives
•
Mix of 60% performance shares and 40% time vesting restricted stock
•
Restricted stock vests ratably over three years
•
Performance shares cliff-vest after a three-year performance period, based on growth in inferred mineral resources and free cash flow per share, and rTSR performance

COEUR MINING 2026 Proxy Statement • 57

Compensation Discussion and Analysis

A substantial majority of the components of the 2025 executive compensation program is variable and “at risk”, demonstrating our strong pay-for-performance alignment.

Direct Compensation Component	Performance Based	Value Linked to Stock Price	Value Not Linked to Stock Price	% of CEO Target Pay	% of NEO Target Pay (Average)
Base Salary				18%	24%	Fixed
Annual Incentive Plan				23%	23%	Variable and “at risk”
Restricted Stock				24%	21%
Three-Year PSUs				36%	32%
The variable components of our 2025 executive compensation program also are aligned with our strategic objectives and purpose statement.

PROTECT	We are focused on safeguarding the safety and health of our employees, protecting the environments where we operate.	EHS Scorecard	20% of AIP
Our AlP rewards outstanding health, safety and environmental performance.
DEVELOP	We endeavor to develop quality resources, grow and enhance our assets, pursue new opportunities, develop and grow our people, and build a solid technical foundation.	Three-Year Growth in Inferred Resources	25% of PSUs

Our LTIP award structure drives performance against these goals by tying a portion of our performance shares to increases in our inferred resources. In addition, our 2025 AIP Strategic Initiatives component included metrics tied to the successful integration of Las Chispas.
		Focus on Key Strategic Initiatives	20% of AIP
	Our AIP encourages development of our executives and employees by rewarding exemplary individual performance and growth.	Individual Component of AIP, except CEO	Varies by NEO
DELIVER	We strive to deliver impactful results through teamwork and act with integrity.	Costs Applicable to Sales	20% of AIP
	Our AIP rewards exemplary performance and impactful results.	Adjusted EBITDA	20% of AIP

Both our AlP and LTIP reward achievement of operational and financial objectives and creation of long-term stockholder value, tying payouts to achieving production, cost and adjusted EBITDA targets, increasing free cash flow per share and rTSR.
		Three-year Growth in Free Cash Flow per Share and rTSR	75% of PSUs[1]
	Our Clawback and Forfeiture Policy holds our executives accountable to act with integrity and in accordance with applicable laws in achieving the goals linked to our compensation programs.	Production	20% of AIP

1	PSU weighting consists of 25% for Free Cash Flow per Share and 50% for rTSR.
58 • COEUR MINING 2026 Proxy Statement

Compensation Discussion and Analysis

2025 Total Direct Compensation Targets

	Fixed Compensation	Variable Compensation
Named Executive Officer	Base Salary	Long-Term Equity Incentives at Target	Annual Incentives at Target	Total Variable at Target
Mitchell J. Krebs, Chairman, President & Chief Executive Officer	$850,000	$2,805,000	$1,062,500	$3,867,500
Thomas S. Whelan, Executive Vice President & Chief Financial Officer	$475,000	$1,068,750	$475,000	$1,543,750
Michael Routledge, Executive Vice President & Chief Operating Officer	$525,000	$1,181,250	$525,000	$1,706,250
Casey M. Nault, Executive Vice President, General Counsel & Secretary	$425,000	$956,250	$425,000	$1,381,250
Aoife McGrath, Executive Vice President, Exploration	$360,000	$684,000	$270,000	$954,000

Results of 2025 Stockholder Advisory Vote on Named Executive Officer Compensation
At our 2025 Annual Meeting, we received support from over 97% of votes cast on the Company’s “say-on-pay” proposal, the eighth consecutive year in which we received at least 90% support for the “say-on-pay” proposal. We believe this high level of support reflects an understanding by our stockholders of how our executive compensation practices are aligned with creation of long-term stockholder value, and the changes that our CLD Committee has made to our executive compensation practices in recent years in alignment with stockholder feedback. Our CLD Committee considered our 2025 “say-on-pay” proposal result as part of the overall context for its 2025 executive compensation decisions but did not make any changes to the executive compensation program directly as a result of the “say-on-pay” vote.
Competitive Market Assessment
The CLD Committee annually reviews the compensation of executives relative to the competitive market, based on assessments prepared by its independent compensation consultant. In preparing this assessment, our compensation consultant analyzes publicly disclosed compensation data from our peer group (see “2025 Peer Group” below). The consultant also uses specific industry surveys as a supplement to proxy research. Management, together with the consultant, assists the Committee by providing data, analyses and recommendations regarding the Company’s executive compensation practices and policies.
2025 Peer Group
The CLD Committee establishes peer groups to help make executive pay decisions. Our peer group for 2025 is listed below and consisted solely of precious metals and mining companies with revenues in 2024 that were generally between 0.3 and 3.0 times our revenues and which are predominately headquartered in North America. In September 2025, the CLD Committee modified the peer group for 2026 executive pay decisions by removing Hochschild Mining plc and replacing it with Orla Mining Ltd.

2025 Peer Company	2024 Revenue[1] ($ millions)	Year-End 2024 Market Cap[1] ($ millions)	Corporate Headquarters
Alamos Gold Inc.	1,347	7,746	Canada
B2Gold Corp.	1,902	3,212	Canada
Centerra Gold Inc.	1,205	1,201	Canada
Dundee Precious Metals Inc.	607	1,619	Canada
Eldorado Gold Corporation	1,323	3,033	Canada
Endeavor Mining plc	2,676	4,418	United Kingdom
Equinox Gold Corp.	913	2,291	Canada
First Majestic Silver Corp.	561	1,657	Canada

COEUR MINING 2026 Proxy Statement • 59

Compensation Discussion and Analysis

2025 Peer Company	2024 Revenue[1] ($ millions)	Year-End 2024 Market Cap[1] ($ millions)	Corporate Headquarters
Fortuna Mining Corp.	677	1,344	Canada
Hecla Mining Company	930	3,085	United States
Hochschild Mining plc	948	1,378	United Kingdom
IAMGOLD Corporation	1,633	2,950	Canada
New Gold Inc.	925	1,973	Canada
OceanaGold Corporation	1,294	1,948	Canada
Pan American Silver Corp.	2,819	7,366	Canada
SSR Mining Inc.	996	1,412	United States
Median:	1,105	2,132

	2024 Revenue[1] ($ millions)	Year-End 2024 Market Cap[1] ($ millions)	Corporate Headquarters
Coeur Mining, Inc.	1,054	2,284	United States

1	Revenues are for the 2024 fiscal year. Market cap is calculated as of December 31, 2024 based on the outstanding shares for each peer publicly disclosed as of the date of calculation.
2025 Executive Compensation – Realized and Realizable Pay
A significant portion (82%) of our CEO’s compensation consists of fully at-risk short- and long-term incentives. 60% of CEO target compensation is denominated in long-term incentives (consisting of 60% PSUs and 40% restricted stock), which are designed to focus the CEO on Coeur’s long-term success and align fully with the stockholder experience. The majority of long-term incentives is directly affected by the performance of Coeur's stock price:
•	Restricted stock directly tracks stock price
•	PSUs directly track stock price, and are further subject to both absolute and relative performance measures
The table below compares total target direct pay for our CEO, Mr. Krebs, as of the grant date to the realized and realizable value of this compensation during the last three years and compared to stockholder return on investment in the same periods. The analysis is based on the return of a $100 investment by a stockholder at the start of a period compared to $100 of total direct compensation for the CEO for each year.

	Target Direct Pay[1]	Realized/ Realizable Pay[2]	From	To	Value of $100
					CEO	Stockholder
2023	$4,462,500	$19,592,844	January 1, 2023	December 31, 2025	$439	$531
2024	$4,462,500	$17,419,431	January 1, 2024	December 31, 2025	$390	$547
2025	$4,717,500	$10,570,942	January 1, 2025	December 31, 2025	$224	$312
				Average	$351	$463

1
Total target direct pay includes annualized salary, target AIP, long-term incentive grant of PSUs and restricted stock. Equity valued as at closing stock price for last 60 trading days before the grant date for 2023 ($3.55) and 2024 ($2.93) and for last 20 trading days before the grant date for 2025 ($6.02).

2
Realized and realizable pay includes salary, actual AIP paid, and the market value of unvested PSUs and restricted stock (assuming PSUs vest at target for 2024 and 2025 grants, actual of 166% for 2023 cycle). Equity valued as at December 31, 2025 closing stock price of $17.83.

60 • COEUR MINING 2026 Proxy Statement

Compensation Discussion and Analysis

CEO Realized/Realizable Total Direct Compensation (2023-2025)

Salary
AIP
PSUs
Restricted Stock
Total Direct Compensation ($ Thousands)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$4,463
339%
$19,593
$4,463
290%
$17,419
$4,718
124%
$10,571
Target
Realizable
Target
Realizable
Target
Realizable
2023
2024
2025

2025 Executive Compensation Results
Base Salary
No increases to salaries of NEOs

The CLD Committee considered market data in alignment with our compensation philosophy and approved the following base salaries, with no increases to our NEOs’ base salaries for 2025.

Named Executive Officer	2025 Base Salary	2024 Base Salary	Percentage Increase
Mitchell J. Krebs, Chairman, President & Chief Executive Officer	$850,000	$850,000	0%
Thomas S. Whelan, Executive Vice President & Chief Financial Officer	$475,000	$475,000	0%
Michael Routledge, Executive Vice President & Chief Operating Officer	$525,000	$525,000	0%
Casey M. Nault, Executive Vice President, General Counsel & Secretary	$425,000	$425,000	0%
Aoife McGrath, Executive Vice President, Exploration	$360,000	$360,000[1]	0%

1	Ms. McGrath’s 2024 base salary was adjusted mid-year, resulting in actual base salary earnings in 2024 of $348,333.
COEUR MINING 2026 Proxy Statement • 61

Compensation Discussion and Analysis

Annual Incentive Plan
2025 AIP: Target Levels Consistent with Market and Experience in Role; No Change in Target Award Opportunity

Our AIP is designed to drive creation of stockholder value through achievement of annual financial, operational and strategic goals. We also reward executives other than the CEO for the achievement of individual goals within their functional areas, living up to our values and showing their commitment to our purpose statement: We Pursue a Higher Standard.
AIP Target Opportunities
Under our AIP, each executive has a target award opportunity expressed as a percentage of base salary established at the beginning of each year. 2025 target award opportunities as a percentage of base salary remained consistent from 2024 levels and were determined based on desired market positioning, the individual executive’s role, scope of responsibility and ability to impact our performance.

Named Executive Officer	Target AIP Opportunity (% of Salary)
2025
Mitchell J. Krebs	125%
Thomas S. Whelan	100%
Michael Routledge	100%
Casey M. Nault	100%
Aoife McGrath	75%

Actual awards can range from 0% to 200% of the target award, based on our Company performance relative to corporate AIP objectives and the performance of each individual executive (other than the CEO) relative to individual goals. The CEO’s AIP opportunity is based 100% on corporate objectives. Because mine plans drive our budgets, and mine plans vary year-to-year in terms of tonnage, grade and other factors, from time to time our related performance targets for a given year may be lower than the prior year and may not appear to reflect improvement or increased rigor over the prior year. For example, when a mine plan is moving through a lower grade zone, despite strong execution, lower production, higher unit costs and lower adjusted EBITDA compared to the prior year may occur. We strive to increase average overall grade over the long-term, but the grades of reserves and resources are inherently variable and a life of mine involves mining through zones of higher and lower grade. Our annual operational and financial goals and targets are designed to reflect year-over-year variances in our mine plans.
2025 Company AIP Performance Measures and Weights
At the beginning of each year, the CLD Committee approves AIP performance measures, weightings and targets, along with threshold, target and maximum performance and payout levels, based on the Board-approved budget and internal forecasts. These goals and targets are designed to be rigorous and require strong execution in line with budget and other critical objectives. After the end of the year, the CLD Committee reviews performance against the goals prior to certifying results and approving payouts. Once the performance measures and goals are set, they are not subject to change for that plan year without the specific approval of the CLD Committee.
The 2025 AIP corporate performance measures complement the measures used for performance share awards in driving achievement of multi-year strategic initiatives directly aligned to the creation of long-term stockholder value. Early in 2025, the CLD Committee selected the 2025 AIP metrics shown below under our “5 x 20%” approach allocating 20% weighting each to production, costs, adjusted EBITDA, strategic initiatives and EHS scorecard, based on the following considerations and objectives:
•	Align with our business objectives and strategic priorities;
•	Transparency to investors and executives;
•	Incentivize profitable production growth, not growth for growth’s sake;
•	Balance financial and operational performance;
•	Drive execution of important strategic initiatives; and
•	Reflect our commitment to safe and environmentally responsible operations.
62 • COEUR MINING 2026 Proxy Statement

Compensation Discussion and Analysis

Measure	Weight	Minimum[1]	Target[1]	Maximum[1]
Production:	20%
Gold Production (ounces)	13%	380K	414K	442K
Silver Production (ounces)	7%	16.7M	18.4M	19.7M
Costs:	20%
Gold CAS per ounce[2]	13%	$1,390	$1,290	$1,190
Silver CAS per ounce[2]	7%	$16.23	$15.09	$13.92
Adjusted EBITDA[3]	20%	$923M	$1,115M	$1,216M
Strategic Initiative:	20%
SilverCrest Integration[4]	20%	50%	100%	200%
EHS Scorecard:	20%
Decline in Companywide TRIFR[5]	4%	0.70	0.60	0.43
Leadership in the Field Interactions[6]	3%	5,500	5,500	12,307
Lost Time Severity Score[7]	3%	140	128	29
Environmental Releases (Tier 4-5)[8]	5%	4 events	2 events	Zero events
Environmental Excursions[9]	5%	4 events	2 events	Zero events

1	Payouts for each measure are 50% for “Minimum”, 100% for “Target” and 200% for “Maximum”. Payouts are interpolated for performance between minimum and target and between target and maximum.
2
Our CAS per silver ounce and gold ounce metrics measure performance against a target based on the Board-approved budget set at the beginning of the year. In setting the goal and evaluating performance against it, items that arise during the year that were not contemplated by the budget, including variances between the actual realized metals prices and budget prices and variances in prices of diesel and cyanide, two of our most significant input commodities, whether having a positive or negative impact, are not factored into the calculation in order to ensure a consistent assessment of performance against budget. Please see “Appendix A – Certain Additional Information” for reconciliations of GAAP to non-GAAP financial measures included in this section.

3
Our adjusted EBITDA metric measures performance against a target based on the Board-approved budget set at the beginning of the year. In setting the goal and evaluating performance against it, items that arise during the year that were not contemplated by the budget, including variances between actual realized metals prices and budgeted prices, whether having a positive or negative impact, are not factored into the calculation in order to ensure a consistent assessment of performance against budget.

4	Contains cross-functional metrics intended to measure various aspects of a successful integration of the Las Chispas operation following our acquisition of SilverCrest Metals Inc.
5	Company-wide total reportable injury frequency rate (TRIFR) includes employees and contractors.
6
Our Leadership in the Field (LIF) program is the methodology used for risk mitigation and exposure reduction and minimizing risks at our operations by encouraging our workforce to take proactive safety measures. The difference between threshold and target performance, both of which involved at least 5,500 LIF interactions, was the creation of at least 20% higher follow-up actions for target performance.

7	Lost time Severity Score is the number of lost workdays per 200,000 employee hours. The Severity Measure formula is number of lost workdays x 200,000 divided by the number of employee hours.
8
Tier 4-5 refers to the Environmental Incident Reporting and Investigation Standard for the reporting of incidents and near-miss events based on categorical thresholds for incident investigations; Tier 4-5 refers to events of greater significance.

9
Includes permit discharge exceedances and environmental non-conformances. A permit discharge exceedance means an event or upset operational condition where a chemical constituent was discharged in effluent to a receiving water body or other environmental media at a concentration not within a specified numeric concentration in our operating permit. An environmental non-conformance means an event or operational disruption that deviated from a permitted or regulated circumstance that resulted in an externally reportable event.

Individual AIP Goals
In addition to Company metrics, specific individual goals are developed for each executive other than the CEO at the beginning of the year. 2025 AIP award percentages based on individual performance were 20% for Mr. Whelan, Mr. Routledge, Mr. Nault and Ms. McGrath. The specific goals for each executive typically are a mix of both objective and subjective goals that support our strategic objectives, reflect each executive’s individual responsibilities, and can be grouped into the following broad categories:
•	Major project and operational execution, including strategic transformation and growth
•	Mitigation of risk
•	Enhancement of each executive’s responsibilities
•	Support of Coeur’s values regarding worker safety and health, social, environmental and corporate responsibility
•	A commitment to the talent development and retention of our employees
•	Demonstration of Coeur’s leadership principles, personal development and adherence to Company culture and behavior
COEUR MINING 2026 Proxy Statement • 63

Compensation Discussion and Analysis

2025 AIP Corporate Objectives and Performance
133% overall achievement due to strong performance on gold production and costs, strategic initiatives and safety and environmental measures, partially offset by silver production and costs

Metric	2025 Target	2025 Performance	Performance (% of target)	Payout (% of target)	Weight	Weighted Payout (% of target)
Production					20%	20.5%
Gold Production (ounces)	414K	419K	101%	115%	13%	15.0%
Silver Production (ounces)	18.4M	17.8M	97%	79%	7%	5.5%
Costs					20%	25.6%
Gold CAS per ounce	$1,290	$1,249	97%	144%	13%	18.7%
Silver CAS per ounce	$15.09	$15.13	>100%	98%	7%	6.9%
Adjusted EBITDA	$1,115M	$1,119M	>100%	104%	20%	20.9%
Strategic Initiatives					20%	34.2%
SilverCrest Integration	100	171	171%	171%	20%	34.2%
EHS Scorecard					20%	32.0%
Reduction in Companywide TRIFR	0.60	0.73	Below threshold	0%	4%	0.0%
Leadership in the Field Interactions	5,500	15,694	Above maximum	200%	3%	6.0%
Lost Time Severity Score	128	16	Above maximum	200%	3%	6.0%
Environmental Releases (Tier 4-5)	Two events	Zero events	Maximum	200%	5%	10.0%
Environmental Excursions	Two events	Zero events	Maximum	200%	5%	10.0%
Total						133%

2025 AIP Individual Performance and Payouts
As noted above, the CEO’s AIP is based entirely on corporate performance. Individual performance for other NEOs ranged from 100%-140% of target as shown in the table below.
For 2025, based on Company and individual NEO performance achievement as a percentage of target and the performance weights described above, the CLD Committee approved the following annual incentive payments to the NEOs.

Named Executive Officer	2025 Base Salary[1]	2025 Target AIP %	Company % Weighting	Individual % Weighting	2025 Individual % Amount[2]	2025 AIP Payout
Mitchell J. Krebs, Chairman, President & Chief Executive Officer	$850,000	125%	100%	0%	N/A	$1,413,125
Thomas S. Whelan, Executive Vice President & Chief Financial Officer	$475,000	100%	80%	20%	140%	$638,400
Michael Routledge, Executive Vice President & Chief Operating Officer	$525,000	100%	80%	20%	125%	$689,850
Casey M. Nault, Executive Vice, President General Counsel & Secretary	$425,000	100%	80%	20%	125%	$558,450
Aoife McGrath, Executive Vice President, Exploration	$360,000	75%	80%	20%	100%	$341,280

1	2025 AIP payouts calculated based on NEO base salary at December 31, 2025.
2
Executives with individual performance components under the AIP generally are rated between 75% and 150% of target, although the Company’s AIP provides for individual performance achievement levels between 75% and 200% of target.

64 • COEUR MINING 2026 Proxy Statement

Compensation Discussion and Analysis

Long-Term Equity Incentive Awards
The primary purpose of our long-term equity incentive awards is to align the interests of our executives with those of our stockholders by rewarding executives for creating long-term stockholder value. Long-term incentives also assist in retaining our executive team.
2025 Grants of Long-Term Incentive Compensation
Consistent with prior years, 2025 executive awards are composed of 60% performance shares and 40% restricted stock. The CLD Committee believes that this mix provides alignment with stockholder interests and balances incentive and retention objectives, while minimizing share dilution.
Target long-term incentive award values as a percentage of base salary for each executive in 2025 were the same as 2024, except for our CEO’s target which was increased for 2025 following the annual competitive market review by the CLD Committee based on market data provided by Meridian. These determinations were based on desired market positioning, the individual executive’s role, scope of responsibility and ability to impact overall Company performance.

	2025 LTIP Grant
Named Executive Officer	% of Salary	Target $ Amount
Mitchell J. Krebs	330%	$2,805,000
Thomas S. Whelan	225%	$1,068,750
Michael Routledge	225%	$1,181,250
Casey M. Nault	225%	$956,250
Aoife McGrath	190%	$684,000

The number of shares of restricted stock granted in 2025 was determined by dividing the total grant value by the average closing price of the Company’s common stock on the New York Stock Exchange over a period of 20 trading days before the grant date. The CLD Committee has determined that this approach is appropriate to smooth out volatility in daily stock price changes, which can be significant and materially impact the number of shares granted from day to day.
2025 Restricted Stock Grant
In 2025, restricted stock comprised 40% of the target long-term equity incentive award value granted to NEOs. Restricted stock aligns executives’ interests with those of stockholders via actual share ownership, and vesting requirements promote retention and continuity in our senior leadership team. Restricted stock also provides value to the executives even with a declining share price, which may occur due to general market or industry-specific forces that are beyond the control of the executives (for example, a drop in the market prices of gold and silver). Holders of restricted stock may, if the CLD Committee so determines, receive dividends, if any, and exercise voting rights on their restricted stock during the period of restriction. Restricted stock grants generally vest ratably over three years beginning on the first anniversary of the grant.
The following diagram illustrates the design and structure of the 2025 restricted stock awards.

	February 17, 2026	February 17, 2027	February 17, 2028
Grant of Restricted Shares	1/3 Vest	1/3 Vest	1/3 Vest
COEUR MINING 2026 Proxy Statement • 65

Compensation Discussion and Analysis

2025 Performance Share Grants
In 2025, performance shares comprised 60% of the target long-term incentive award value. The CLD Committee has discretion whether to settle earned performance shares in cash or Coeur stock. The performance share opportunity granted in 2025 was tied to FCF and growth in inferred mineral resources, two internal goals that drive creation of long-term stockholder value and the Company’s relative TSR compared to our peer group of the NYSE ARCA Gold Miners Index. Performance against these goals generally is measured over a three-year performance period ending December 31, 2027.

	2025 Performance Share Grant
Performance Share Award	3-Year FCF/Share	3-Year Growth in Inferred Resources	rTSR
Overall Weighting	25%	25%	50%
• Three-Year Free Cash Flow per Share – 25% of 2025 Performance Share Opportunity
The Company continues to be focused on deploying capital efficiently and effectively to drive long-term returns for stockholders. The FCF/share metric aligns with our plan design philosophy that performance share metrics should tie to key drivers of long-term stockholder value and reflects feedback from stockholders, which also is considered in the Company’s capital allocation and reinvestment priorities. FCF/share is determined by dividing three-year cumulative FCF from our producing mines during the performance period by the weighted average shares outstanding during the performance period.
The FCF/share metric target is tied to driving higher free cash flow in a way that is accretive to stockholders, including when we issue shares for acquisitions. For the 2025-2027 performance period, the CLD Committee approved the following performance and payout targets for the FCF metric:

Payout Target	25%	50%	75%	100%	125%	150%	175%	200%
Performance Target – FCF/share	$1.38	$1.46	$1.55	$1.63	$1.67	$1.71	$1.75	$1.79

A new operation acquired during the performance period, including our acquisition of the New Afton and Rainy River mines through the recently completed acquisition of New Gold, will be incorporated on a pro forma basis if returns from the operations are expected to begin during the performance period, in which case investment in the operations, for purposes of calculating FCF, will be incorporated pro rata with the expected returns to avoid penalizing the calculation by including the full amount of the investment. Similarly, in the event of a divestiture of a mine included in the FCF metric during the performance period, the CLD Committee will exclude the divested asset from the calculation and adjust the target accordingly. In the event the Board approves a capital project with respect to an operating asset after the commencement of the performance period and the expected return on that project is not expected to be delivered during the performance period, the CLD Committee will exclude the impact of that project from the FCF calculation. Finally, in the event of an impairment in an operating asset during the performance period, the total investment for the relevant operation will not be reduced by the impairment amount for purposes of calculating FCF.
• Three-Year Growth in Inferred Resources – 25% of 2025 Performance Share Opportunity
Growth in inferred resources is critical to extend mine lives, which we believe will drive long-term stockholder value. The CLD Committee determined to focus on inferred resource growth only, rather than reserves and resources, as inferred resources comprise the earliest stage of the resource-reserve progression and are strategically critical to extend mine lives.
Resources are calculated on a gold equivalent basis with equivalence to be determined based on the prices of gold, silver, lead and zinc we assume for reserve and resource calculation purposes as of December 31, 2024, respectively. Targets will automatically adjust to exclude any discontinued operations or other sold assets during the measurement period. In addition, because the primary intent of the award is to drive inferred growth through exploration, the CLD Committee may exercise discretion to exclude the impact of resources added through mergers and acquisitions.
The CLD Committee approved the following targets for the three-year growth in inferred resources (measured on a net basis after conversion to higher categories of resources and reserves):

Payout Target	25%	50%	75%	100%	125%	150%	175%	200%
Performance Target – Inferred Resources	≥24%	≥25%	≥26%	≥27%	≥28.25%	≥29.5%	≥30.75%	≥32+%

66 • COEUR MINING 2026 Proxy Statement

Compensation Discussion and Analysis

• Three-Year Change in Relative Total Shareholder Stockholder Return (rTSR) – 50% of 2025 Performance Share   Opportunity
The addition of the Relative TSR (rTSR) metric, based on our TSR performance compared to the companies in the NYSE Arca Gold Miners Index, in the long-term incentive program aligns executives’ compensation with the extent to which we outperform other companies in our sector. The rTSR component of our program was previously included as a modifier in earlier performance share awards, but was included directly as a weighted metric in the 2025 performance share awards. Performance is measured using the average of the last 20 trading days of 2024 compared to the last 20 trading days of 2027.
The CLD Committee approved the following targets for the rTSR metric:

Payout Target	50%	75%	100%	150%	200%
Performance Target – Percentile Ranking	≥25%	≥37.50%	=50%	≥62.5%	≥75%

Payouts for 2023-2025 Performance Shares
The 2023-2025 performance shares paid out at 166% of target, reflecting significantly above-target growth in reserves and resources and outperformance on rTSR, offset by below-target performance on ROIC.
• Three-Year Operating Mine ROIC
  (50% Weighting)
Result: 65% payout driven by below target performance from operational challenges and inflationary impacts

Payout Target	25%	50%	75%	100%	125%	150%	175%	200%
ROIC Target	13.6%	21.4%	32.9%	37.3%	42.4%	47.5%	52.6%	57.7%
Result	28.1% (65% payout)

• Three-Year Growth in Reserves
  (25% Weighting)
Result: Payout at 200% due to nearly 39% increase in reserves over the three-year performance period[1]

Payout Target	25%	50%	75%	100%	125%	150%	175%	200%
Growth %	5% Increase	10% Increase	13% Increase	15% Increase	18% Increase	20% Increase	23% Increase	25%+ Increase
Ending Reserves (in M AuEqOz)[1,2]	7.001	7.334	7.501	7.668	7.834	8.001	8.168	8.334
Coeur	9.292M AuEqOZ (39% Increase)

1	Based on total inferred resources, gross. Ounces measured on an AuEqOz basis using assumed reserve and resource prices at year-end 2022 for silver, gold, lead and zinc.
2	Only incremental ounces from acquired assets during the performance period, including the recently-acquired Las Chispas mine, declared after the acquisition are included in the performance results.
COEUR MINING 2026 Proxy Statement • 67

Compensation Discussion and Analysis

• Three-Year Growth in Inferred Resources
  (25% Weighting)
Result: Payout at 200% due to nearly 63% increase in INFERRED resOURCES over the three-year performance period[1]

Payout Target	25%	50%	75%	100%	125%	150%	175%	200%
Growth %	25% Increase	30% Increase	35% Increase	40% Increase	45% Increase	50% Increase	55% Increase	60%+ Increase
Ending Inferred Ounces (in M AuEqOz)[1,2]	5.888	6.124	6.359	6.595	6.830	7.066	7.301	7.537
Coeur	7.679M AuEqOZ (63% Increase)

1	Based on total proven and probable reserves, gross. Ounces measured on an AuEqOz basis using assumed reserve and resource prices at year-end 2022 for silver, gold, lead and zinc.
2	Only incremental ounces from acquired assets during the performance period, including the recently-acquired Las Chispas mine, declared after the acquisition are included in the performance results.
rTSR Modifier
For the 2023-2025 performance period, annualized rTSR performance ranked in the top quartile of 2023 peer companies, resulting in a 125% multiplier of the base result under the above performance measures.
2023-2025 Performance Share Payouts
The tables below show performance share payouts made to applicable NEOs under the performance share metrics for the 2023-2025 performance period. The CLD Committee exercised its discretion to pay the performance shares in cash rather than shares due to the Company’s strong cash position, accelerating cash flow generation and active stock buyback program.

2023-2025 Overall Target Award and Payout
Named Executive Officer	Target Performance Shares at Grant Date	Value at Target*	# of Performance Shares Earned	Value Realized at Vesting Date**	% of Target Value Realized at Vesting Date
Mitchell J. Krebs	430,985	$1,353,293	713,818	$19,380,159	1,432%
Thomas Whelan	171,126	$537,336	283,427	$7,695,043	1,432%
Michael Routledge	199,647	$626,892	330,665	$8,977,555	1,432%
Casey M. Nault	161,619	$507,484	267,681	$7,267,539	1,432%
Aoife McGrath	104,366	$327,709	172,856	$4,693,045	1,432%

2023-2025 ROIC Performance Share Payout
Named Executive Officer	Target Performance Shares at Grant Date	Value at Target*	# of Performance Shares Earned	Value Realized at Vesting Date**
Mitchell J. Krebs	215,493	$676,648	175,088	$4,753,641
Thomas Whelan	85,563	$268,668	69,520	$1,887,466
Michael Routledge	99,824	$313,447	81,107	$2,202,055
Casey M. Nault	80,810	$253,743	65,658	$1,782,618
Aoife McGrath	52,183	$163,855	42,399	$1,151,124

68 • COEUR MINING 2026 Proxy Statement

Compensation Discussion and Analysis

2023-2025 Reserves & Resources Growth Performance Share Payout
Named Executive Officer	Target Performance Shares at Grant Date	Value at Target*	# of Performance Shares Earned	Value Realized at Vesting Date**
Mitchell J. Krebs	215,492	$676,645	538,730	$14,626,520
Thomas Whelan	85,563	$268,668	213,908	$5,807,589
Michael Routledge	99,823	$313,444	249,558	$6,775,486
Casey M. Nault	80,809	$253,740	202,023	$5,484,911
Aoife McGrath	52,183	$163,855	130,458	$3,541,921

*	Represents fair value of the award on the grant date under ASC 718. The closing stock price on the trading day before the grant date of February 27, 2023 was $2.94.
**
Represents the amount paid in cash to settle the awards based on Coeur’s closing stock price on the vesting date of February 27, 2026 ($27.15) taxable value of the shares on the date of vesting (number of shares times the share price on release date).

2022-2024 Performance Shares Corrected Payouts
After the original payouts in respect of the 2022-2024 ROIC performance shares, it was determined that there was an error in the original payout calculation methodology. As a result of the error, after adjusting target performance for metals prices in accordance with the terms of the ROIC performance share measure, the level of threshold performance was not appropriately adjusted to set threshold performance at 33% of target, in accordance with the original leverage scale. As a result, the Company’s actual ROIC performance of 13.8% originally was determined to be below threshold resulting in a zero payout, but when applying the correct methodology, resulted in a 46% payout. Accordingly, in February 2026 the Committee approved awarding shares reflecting a 46% payout for the 2022-2024 ROIC measure, which resulted in the issuance of shares to NEOs as follows:

Named Executive Officer	Target Performance Shares at Grant Date	Shares Issued
Mitchell J. Krebs	85,375	39,273
Thomas Whelan	34,017	15,648
Michael Routledge	32,016	14,727
Casey M. Nault	30,015	13,807
Aoife McGrath	17,703	8,143

Timing of Long-Term Incentive Awards
The CLD Committee typically approves annual long-term equity incentive grants to our executives and eligible employees in the first quarter. The CLD Committee has adopted a policy of calculating restricted stock and performance share grant prices based on a 20-trading day trailing average basis. Annual equity awards generally are timed to follow the release of year-end financial results, but material nonpublic information is not taken into account by the CLD Committee when determining the timing or terms of such awards. The CLD Committee does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Benefits and Perquisites
The primary purpose of providing benefits and limited perquisites to our executives is to provide a market-competitive total compensation package to attract and retain executive talent. The CLD Committee intends the type and value of benefits and perquisites offered to be market competitive. Details of the benefits and perquisites provided to our NEOs are disclosed in the “All Other Compensation” column of the 2025 Summary Compensation Table set forth in this Proxy Statement.
Termination of Employment/Severance and Change-in-Control Arrangements
Executive and Officer Severance Policies; CEO Employment Agreement
We maintain an Executive Severance Policy to have a uniform program and reduce the number of individual employment and change-in-control agreements with executive officers. All NEOs are covered by this policy, other than Mr. Krebs, whose severance and change-in-control benefits are covered in an employment agreement. Under the Executive Severance Policy and CEO employment
COEUR MINING 2026 Proxy Statement • 69

Compensation Discussion and Analysis

agreement, as applicable, each NEO is covered by an arrangement to provide certain benefits payable in the event of qualifying terminations of employment in connection with a change-in-control. The CLD Committee believes that these arrangements provide reasonable compensation in the unique circumstances of a change-in-control that is not provided by our other compensation programs. The CLD Committee believes change-in-control benefits, if structured appropriately, minimize the distraction caused by a potential change-in-control transaction and reduce the risk of key executives resigning from Coeur before a change-in-control transaction closes. The CLD Committee also believes that these provisions motivate executives to make decisions in the best interests of stockholders should a transaction take place by providing executives with the necessary job stability and financial security during a change-in-control transaction (and the subsequent period of uncertainty) to help them remain focused on managing the Company rather than on their own personal employment. The CLD Committee believes that all of these objectives serve the stockholders’ interests.
Under the Executive Severance Policy and CEO employment agreement, as applicable, each NEO is also entitled to certain benefits payable in the event of qualifying terminations of employment not in connection with a change-in-control. The CLD Committee believes these arrangements enhance our ability to attract and retain executives by providing market competitive severance benefits for involuntary, not-for-cause terminations of employment. The benefits provided under such arrangements are described in additional detail in the section titled “Potential Payments Upon Termination or Change-In-Control” as set forth in this Proxy Statement.
Double-Trigger Change-in-Control Vesting Acceleration under LTIP
Our equity awards provide for “double-trigger” accelerated vesting of equity awards in connection with a change-in-control, which requires a qualifying termination of employment in addition to a change-in-control. The accelerated vesting of equity awards is described in additional detail in the section titled “Potential Payments Upon Termination or Change-In-Control” as set forth in this Proxy Statement.
Other Compensation Arrangements and Policies
The CLD Committee has established additional policies so our overall compensation structure is responsive to stockholder interests and competitive with the market. These specific policies are outlined below.
Stock Ownership Guidelines
We have adopted minimum stock ownership guidelines for executives who report to the CEO and non-employee directors as shown in the table below:

Position	Stock Ownership Guideline
CEO	6x base salary
CFO/COO/GC	4x base salary
Other Executives	2x base salary
Non-Employee Directors	5x base annual director cash retainer

Unvested shares of time-vesting restricted stock or restricted stock units count toward satisfying the guideline, but unexercised stock options and unvested performance shares do not. Non-employee directors have the option to defer receipt of their annual stock retainer by receiving deferred stock units. The implied value of such deferred stock units counts toward satisfying the stock ownership guideline. Newly appointed executives and directors are subject to a five-year phase in period to meet the applicable ownership requirements. The CLD Committee has determined that each director and executive has either met the applicable level of stock ownership required or is still within the compliance period under these guidelines.
Insider Trading and Hedging Policy
Coeur has adopted an Insider Trading Policy, which sets forth policies and procedures governing the purchase, sale, and other transactions in Coeur securities by directors, officers, and other employees as well as certain of their family members and controlled entities. These policies and procedures, as well as procedures that the Company follows, are reasonably designed to promote compliance with insider trading laws, rules, regulations, and applicable listing standards. For additional information, see the Company’s Insider Trading Policy, a copy of which was filed as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
Our insider trading policy prohibits all employees and directors from engaging in hedging or other transactions with derivative securities tied to Coeur’s common stock. This prohibition applies to trading in Coeur-based put and call option contracts and
70 • COEUR MINING 2026 Proxy Statement

Compensation Discussion and Analysis

transacting in straddles and similar transactions, except holding and exercising options or other derivative securities granted under Coeur’s equity incentive plans. The policy also prohibits directors and executive officers from holding Coeur securities in a margin account or pledging Coeur securities as collateral for a loan. Our insider trading policy also includes limitations on Rule 10b5-1 trading plans that are consistent with SEC requirements.
Clawback and Forfeiture Policy
Coeur maintains a clawback and forfeiture policy providing for the recovery of incentive compensation in certain circumstances, which is intended to comply with the requirements of NYSE Listing Standard 303A.1 implementing Rule 10D-1 under the Securities Exchange Act of 1934. Under the policy, in the event the Company is required to prepare an accounting restatement due to material noncompliance with a financial reporting requirement, then the Board will seek recovery of all incentive compensation that were made to covered executive officers (including any covered performance-based equity awards granted to executive officers that vested), in each case, within the three fiscal years preceding the date the restatement was required, if the payments or vesting would have been lower had they been calculated based on the restated results. The policy also allows the CLD Committee (or the Board in the case of the CEO) to cancel or require the repayment, recoupment or recovery of incentive payments or equity awards (including any time-based equity awards) granted to any officer of the Company during the previous three-year period in the event of misconduct by such officer, including fraud, embezzlement, conduct that causes the Company significant reputational or financial harm, breach of Company policies, including the Code and willful misconduct that results in a termination for cause.
COEUR MINING 2026 Proxy Statement • 71

Director Compensation
For 2025, non-employee directors received an annual retainer of $210,000, of which $100,000 was paid in cash and $110,000 was paid in common stock or, at the option of directors, deferred stock units. The Board maintains stock ownership guidelines for directors, calling for directors to hold the equivalent of five times their annual base cash retainer in common stock or deferred stock units. The Company pays additional retainers to the Lead Independent Director and each committee Chair. All other cash retainers were unchanged in 2025 compared to 2024 levels. Mr. Krebs, our CEO, does not receive any compensation for his service as a director and Chairman. Director fees are pro-rated for directors who serve for partial years. We do not pay meeting fees.
Board and Committee Retainers in Effect for the year ended
December 31, 2025

Annual Common Stock/Deferred Stock Unit Retainer	$110,000
Annual Cash Retainer	$100,000
Lead Independent Director Annual Retainer	$25,000
Audit Committee Chair Annual Retainer	$25,000
Compensation and Leadership Development Committee Chair Annual Retainer	$25,000
Environmental, Health, Safety and Corporate Responsibility Committee Chair Annual Retainer	$25,000
Finance and Technical Committee Chair Annual Retainer[a]	$20,000
Nominating and Corporate Governance Committee Chair Annual Retainer	$15,000

a	The Finance and Technical Committee was disbanded in September 2025.
The following table sets forth information regarding the compensation received during the year-ended December 31, 2025 by each of the Company’s non-employee directors who served during the year.

Name	Fees Earned or Paid in Cash ($)[a]	Stock Awards ($)[b]	Total ($)[c]
Linda L. Adamany	125,000	91,634	216,634
Pierre Beaudoin[d]	88,000	80,639	168,639
Paramita Das	100,000	91,634	191,634
N. Eric Fier[d]	88,000	80,639	168,639
Randolph E. Gress[e]	43,063	91,634	134,697
Jeane L. Hull[f]	125,000	91,634	216,634
Eduardo Luna	100,000	91,634	191,634
Robert E. Mellor	115,000	91,634	206,634
J. Kenneth Thompson[g]	159,230	91,634	250,864

Explanatory Notes:
a
The aggregate dollar amount of all fees earned in cash during 2025 for services as a director, including annual retainer fees, committee and/or Board chair or Lead Independent Director fees. The Finance and Technical Committee disbanded in September  2025.

b	Represents the grant date fair value of stock awards computed in accordance with FASB ASC Topic 718.
c
As of December 31, 2025, none of our non-employee directors held outstanding unvested or unexercised equity awards as all prior stock options have expired and director stock awards are fully vested upon grant.

d	Mr. Beaudoin and Mr. Fier joined the Board effective February 14, 2025, and their compensation was pro-rated accordingly.
e	Mr. Gress ceased to be a director effective as of the 2025 Annual Meeting and his cash fees are pro-rated accordingly.
f
Ms. Hull elected to defer her stock awards of 17,160 common shares into the Coeur Mining Deferred Compensation Plan. Each deferred stock unit represents a right to receive one share of Company common stock, which will be delivered on the 60th day after separation from Board service.

g
Mr. Thompson received the pro-rated amount of the Compensation and Leadership Development Committee Chair Annual Retainer effective March 25, 2025 and received the pro-rated amount of the Finance and Technical Committee Chair Annual Retainer until the Committee was disbanded in September 2025.

72 • COEUR MINING 2026 Proxy Statement

Compensation and Leadership Development
Committee Report
The Compensation and Leadership Development Committee of the Board has reviewed and discussed the above Compensation Discussion and Analysis with management and, based on such review and discussion, has recommended to the Board that the Compensation Discussion and Analysis be included in our Proxy Statement and incorporated by reference in our Annual Report.
Compensation and Leadership Development Committee of the Board of Directors
J. KENNETH THOMPSON, Chair
LINDA L. ADAMANY
JEANE L. HULL
ROBERT E. MELLOR
COEUR MINING 2026 Proxy Statement • 73

Proposal No. 4:
Advisory Resolution to Approve Named Executive Officer Compensation

What am I voting for?

We are asking our stockholders to vote on an advisory resolution to approve the compensation paid to our named executive officers for 2025.

The Board of Directors recommends a vote FOR the advisory resolution to approve named executive officer compensation.

Our 2025 compensation program reflects our pay-for-performance philosophy and alignment with stockholder returns. We continue to tie a significant portion of CEO and NEO compensation to both short- and long-term Company performance objectives and executive compensation outcomes reflect this philosophy:
•
AIP for the CEO and other NEOs for Company performance paid out at 133% of target, reflecting strong performance on gold production and costs, continued strong performance in environmental, health and safety initiatives and the achievement of the key strategic initiative regarding the successful integration of Las Chispas

•
The 2023-2025 performance share opportunity paid out at 166% of target, reflecting maximum 200% performance for growth in reserves and resources, respectively, 65% payout for ROIC metric, and a 125% multiplier for rTSR performance in the top quartile of the peer group

•	Actual performance-linked compensation over each of the last three years for the CEO was aligned with our stock price over the same period as described in further detail on page 60
We urge stockholders to read the “Compensation Discussion and Analysis” beginning on page 51 of this Proxy Statement, which details how our executive compensation policies and procedures are designed to achieve our compensation objectives, as well as the 2025 Summary Compensation Table and other related compensation tables and narrative, beginning on page 76 of this Proxy Statement, which provide detailed information on the compensation of our NEOs.
An advisory stockholder vote on the frequency of stockholder votes to approve NEO compensation is required to be held at least once every six years. After considering the vote of stockholders at the 2025 Annual Stockholders’ Meeting and other factors, the Board determined to maintain its policy of holding advisory votes on the approval of NEO compensation annually. Unless the Board changes the current policy, we expect to conduct the next advisory vote to approve executive compensation at the 2027 Annual Meeting.
In accordance with Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”), and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution at the Annual Meeting:
RESOLVED, that the stockholders of Coeur Mining, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s Annual Meeting.
This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board. Although non-binding, the Board and the CLD Committee will review and consider the voting results when making future decisions regarding our executive compensation programs.
74 • COEUR MINING 2026 Proxy Statement

2025 Executive Compensation Information
IN THIS SECTION
76	2025 Summary Compensation Table
78	2025 Grants of Plan-Based Awards
79	Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
80	Outstanding Equity Awards at 2025 Year-End
81	2025 Stock Vested
81	Nonqualified Deferred Compensation
82	Potential Payments Upon Termination or Change-In-Control

2025 Executive Compensation Information
2025 Summary Compensation Table
Set forth below is information regarding compensation earned by or paid or awarded to our NEOs—the persons serving as our CEO, CFO, and the other three most highly compensated executive officers during 2025.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)[a]	Option Awards ($)	Non-Equity Incentive Plan Compensation Earnings ($)[b]	Change in Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)[d]	Total ($)
Mitchell J. Krebs Chairman, President & Chief Executive Officer	2025	850,000	0	4,223,336	0	1,413,125	0	160,140	6,646,601
	2024	850,000	0	2,334,161	0	1,051,875	0	151,770	4,387,806
	2023	850,000	0	2,215,262	0	892,500	0	151,210	4,108,972
Thomas S. Whelan Executive Vice President & Chief Financial Officer	2025	475,000	0	1,609,149	0	638,400	0	88,016	2,810,565
	2024	475,000	0	978,286	0	518,700	0	69,704	2,041,690
	2023	466,667	0	879,588	0	461,700	0	62,087	1,870,042
Michael Routledge Executive Vice President & Chief Operating Officer	2025	525,000	0	1,778,538	0	689,850	0	72,349	3,065,737
	2024	525,000	0	1,081,264	0	547,050	0	65,280	2,218,594
	2023	525,000	0	1,026,186	0	447,300	0	69,498	2,067,984
Casey M. Nault Executive Vice President, General Counsel & Secretary	2025	425,000	0	1,439,771	0	558,450	0	67,036	2,490,257
	2024	425,000	0	875,311	0	434,350	0	53,717	1,788,378
	2023	425,000	0	830,722	0	391,850	0	62,286	1,709,858
Aoife McGrath Executive Vice President, Exploration	2025	360,000	0	1,029,852	0	341,280	0	55,448	1,786,580

76 • COEUR MINING 2026 Proxy Statement

2025 Executive Compensation Information

Explanatory Notes:
a	Set forth below is the aggregate grant date fair value of stock awards, as calculated in accordance with FASB ASC 718, granted in 2025.

Named Executive Officer	Restricted Stock Award[1,3] ($)	Performance Share Award[2,3] ($)
Mr. Krebs	1,377,333	2,846,002
Mr. Whelan	524,786	1,084,363
Mr. Routledge	580,026	1,198,512
Mr. Nault	469,546	970,225
Ms. McGrath	335,861	693,991

1	The restricted share awards vest one-third on each of February 17, 2026, 2027 and 2028.
2
Performance share awards cliff-vest based on the attainment of performance goals over a three-year period. The actual value to the NEO of the performance shares depends on the extent to which certain performance criteria are met over the three-year period as explained in “Compensation Discussion and Analysis”. The grant date fair value of the 2025 performance shares at target is shown in the above table, and the value of these 2025 grants at the time of grant assuming the maximum level of performance was achieved is as follows: for Mr. Krebs $5,692,004; for Mr. Whelan $2,168,727; for Mr. Routledge $2,397,024; for Mr. Nault $1,940,451; and $1,387,982 for Ms. McGrath.

3	The assumptions used to calculate the valuation of the awards are set forth in the table below.

Grant Date	Award Type	Volatility	Expected Life (Years)[i]	Risk-Free Interest Rate	Dividend Yield	Fair Value
February 27, 2023	PSU	73.0%	3	4.49%	0%	$3.14
February 27, 2023	Restricted Stock	N/A	3	N/A	N/A	$3.00
February 26, 2024	PSU	66.1%	3	4.46%	0%	$2.77
February 26, 2024	Restricted Stock	N/A	3	N/A	N/A	$2.55
May 14, 2025	PSU	66.8%	2.75	4.01%	0%	$10.18
May 14, 2025	Restricted Stock	N/A	2.75	N/A	N/A	$7.39

i	For PSUs and restricted stock, this reflects the vesting period from the grant date.
ii
The grant date fair values of the PSUs are determined using the Monte Carlo simulation valuation method. We calculate the grant date fair value of restricted stock by taking the closing trading price of Coeur common stock on the grant date.

b	Represents amounts paid under the AIP. Please refer to the discussion in “Compensation Discussion and Analysis — 2025 Executive Compensation Results — AIP”.
c	Participants in our Deferred Compensation Plan do not receive preferential or above-market plan earnings.
d
All other compensation includes perquisites and other amounts as follows: Mr. Krebs received a vehicle allowance of $20,678 during 2025. Mr. Krebs, Mr. Whelan, Mr. Routledge, Mr. Nault, and Ms. McGrath received excess group term life insurance valued at $1,242, $2,322, $2,322, $1,242, and $810, respectively, for 2025. Mr. Krebs and Mr. Nault received executive disability insurance coverage whose premiums were $6,219 and $2,264, respectively, for 2025, and the Company also paid premiums for Mr. Krebs of $6,816 for executive life insurance coverage. Mr. Krebs and Mr. Nault each received transit benefits valued at $5,400 and $1,619, respectively, for 2025. For 2025, each NEO received a company matching contribution to the Coeur Mining, Inc. Defined Contribution and 401(k) Plan of $21,000. For 2025, each of Mr. Krebs, Mr. Whelan, Mr. Routledge, Mr. Nault and Ms. McGrath received an additional contribution from the Company into the Deferred Compensation Plan in the amount of $93,113, $40,115, $43,323, $30,561 and $16,968, respectively, which represents 6% of their 2025 compensation in excess of their 2025 401(k) Retirement Plan limit. In addition, Mr. Krebs, Mr. Whelan, Mr. Nault and Ms. McGrath were each provided with an executive physical in 2025 paid for by the Company in the amount of $5,672, $4,929, $10,350 and $8,623, respectively. For 2025, the Company provided Mr. Whelan, Mr. Routledge and Ms. McGrath tax planning services in the amount of $8,538, $5,704 and $8,047, respectively.

COEUR MINING 2026 Proxy Statement • 77

2025 Executive Compensation Information

2025 Grants of Plan-Based Awards
The following table sets forth information regarding all plan awards that were made to the NEOs during 2025, including incentive plan awards (equity-based and non-equity based) and other plan-based awards. Disclosure on a separate line item is provided for each grant of an award made to a NEO during the year. The information supplements the dollar value disclosure of stock and nonstock awards in the 2025 Summary Compensation Table by providing additional details about the awards. Equity incentive-based awards are subject to a performance condition or a market condition as those terms are defined by FASB ASC 718. Non-equity incentive plan awards are not subject to FASB ASC 718 and are intended to serve as an incentive for performance to occur over a specified period.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)[c]	Grant Date Fair Value of Stock and Options Award ($)[d]
Named Executive Officer	Grant Date	Approval Date	Threshold ($)[a]	Target ($)a	Maximum ($)[a]	Threshold (#)[b]	Target (#)[b]	Maximum (#)[b]
Mitchell J. Krebs			531,250	1,062,500	2,125,000
	5/14/2025	5/13/2025				17,473	69,892	139,784		694,726
	5/14/2025	5/13/2025				17,473	69,892	139,784		694,726
	5/14/2025	5/13/2025				34,946	139,784	279,568		1,456,549
	5/14/2025	5/13/2025							186,378	1,377,333
Thomas S. Whelan			237,500	475,000	950,000
	5/14/2025	5/13/2025				6,658	26,630	53,260		264,702
	5/14/2025	5/13/2025				6,658	26,630	53,260		264,702
	5/14/2025	5/13/2025				13,315	53,259	106,518		554,959
	5/14/2025	5/13/2025							71,013	524,786
Michael Routledge			262,500	525,000	1,050,000
	5/14/2025	5/13/2025				7,358	29,433	58,866		292,564
	5/14/2025	5/13/2025				7,358	29,433	58,866		292,564
	5/14/2025	5/13/2025				14,717	58,866	117,732		613,384
	5/14/2025	5/13/2025							78,488	580,026
Casey M. Nault			212,500	425,000	850,000
	5/14/2025	5/13/2025				5,957	23,827	47,654		236,840
	5/14/2025	5/13/2025				5,957	23,827	47,654		236,840
	5/14/2025	5/13/2025				11,913	47,653	95,306		496,544
	5/14/2025	5/13/2025							63,538	469,546
Aoife McGrath			135,000	270,000	540,000
	5/14/2025	5/13/2025				4,261	17,043	34,086		169,407
	5/14/2025	5/13/2025				4,261	17,043	34,086		169,407
	5/14/2025	5/13/2025				8,522	34,086	68,172		355,176
	5/14/2025	5/13/2025							45,448	335,861

Explanatory Notes:
a
The applicable range of estimated payouts under the AIP is denominated in dollars (threshold, target, and maximum amount). Please refer to the discussion in “Compensation Discussion and Analysis — 2025 Executive Compensation Results — AIP”.

b
The number of performance shares to be paid out or vested within the applicable range of estimated payouts (threshold at 25%, target at 100%, and maximum amount at 200%) is subject to the achievement of specific financial and operational goals over a three-year period and, in each case, satisfaction of time-based vesting conditions. Please refer to the discussion in “Compensation Discussion and Analysis — 2025 Executive Compensation Results — Long-Term Equity Incentive Awards”.

c	This column consists of the annual restricted share grants as described above in the “Compensation Discussion and Analysis — 2025 Executive Compensation Results — Long-Term Equity Incentive Awards”.
d	Fair Value of stock awards granted on the award date calculated in accordance with FASB ASC 718.
78 • COEUR MINING 2026 Proxy Statement

2025 Executive Compensation Information

Narrative Disclosure to Summary
Compensation Table and Grants of Plan-Based Awards Table
Employment Agreements
Mitchell J. Krebs
On February 5, 2018, Coeur and Mitchell J. Krebs entered into an amended and restated employment agreement amending the terms of Mr. Krebs’s employment as President and Chief Executive Officer. Mr. Krebs’s amended employment agreement provides for an annual base salary subject to adjustment from time to time, plus annual incentive compensation. Mr. Krebs’s employment agreement includes severance and change-in-control provisions, the terms of which are described under “Potential Payments Upon Termination or Change-in-Control — Severance and Change-in-Control Arrangement with Mr. Krebs.” The current term of Mr. Krebs’s employment runs through June 30, 2025, at which time the term will automatically renew for successive one-year periods unless terminated or modified by us by written notice, subject to the terms and conditions of the agreement.
Other NEOs
No executive other than Mr. Krebs has an employment agreement, and each is instead covered by our Executive Severance Policy, which is described under “Potential Payments Upon Termination or Change-in-Control — Severance and Change-in-Control Arrangements with other NEOs”.
COEUR MINING 2026 Proxy Statement • 79

2025 Executive Compensation Information

Outstanding Equity Awards at 2025 Year-End
The following table sets forth information on outstanding stock awards held by the NEOs on December 31, 2025, with the market value of such awards calculated based on the closing market price of our common stock of $17.83 per share on December 31, 2025, the last trading day of 2025.

	Stock Awards
Named Executive Officer	Number of Shares or Units of Stock that Have Not Vested (#)[a]	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)[b]	Equity Incentive Plan Awards: Market or Payable Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mitchell J. Krebs	514,233	9,168,774
			1,232,737	21,979,701
Thomas S. Whelan	206,310	3,678,507
			496,501	8,852,613
Michael Routledge	230,362	4,107,354
			559,273	9,971,838
Casey M. Nault	186,484	3,325,010
			452,745	8,072,443
Aoife McGrath	124,840	2,225,897
			298,988	5,330,956

Explanatory Notes:
a	With respect to the number of restricted shares granted and unvested as of December 31, 2025:
•
For Mr. Krebs, includes a grant of 287,323 restricted shares that vests one-third annually beginning February 27, 2024, a grant of 348,122 restricted shares that vests one-third annually beginning February 26, 2025, and a grant of 186,378 restricted shares that vests one-third annually beginning February 17, 2026.

•
For Mr. Whelan, includes a grant of 114,084 restricted shares that vests one-third annually beginning February 27, 2024, a grant of 145,904 restricted shares that vests one-third annually beginning February 26, 2025, and a grant of 71,013 restricted shares that vests one-third annually beginning February 17, 2026.

•
For Mr. Routledge, includes a grant of 133,098 restricted shares that vests one-third annually beginning February 27, 2024, a grant of 161,262 restricted shares that vests one-third annually beginning February 26, 2025, and a grant of 78,488 restricted shares that vests one-third annually beginning February 17, 2026.

•
For Mr. Nault, includes a grant of 226,711 restricted shares that vests one-third annually beginning February 27, 2024, a grant of 130,546 restricted shares that vests one-third annually beginning February 26, 2025, and a grant of 63,538 restricted shares that vests one-third annually beginning February 17, 2026.

•
For Ms. McGrath, includes a grant of 69,577 restricted shares that vests one-third annually beginning February 27, 2024, a grant of 84,300 restricted shares that vests one-third annually beginning February 26, 2025, and a grant of 45,448 restricted shares that vests one-third annually beginning February 17, 2026.

b
The total number of performance shares do not vest until the end of the three-year performance period, if at all. Performance shares that were outstanding as of December 31, 2025 were granted on February 27, 2023, February 26, 2024 and May 14, 2025.

80 • COEUR MINING 2026 Proxy Statement

2025 Executive Compensation Information

2025 Stock Vested
The following table sets forth information regarding each vesting of restricted stock and performance shares during 2025 for each of the NEOs on an aggregated basis.

	Stock Awards
Named Executive Officer	Number of Shares Acquired on Vesting (#)[a]	Value Realized on Vesting ($)[b]
Mitchell J. Krebs	476,541	2,536,565
Thomas S. Whelan	185,935	988,746
Michael Routledge	203,596	1,081,362
Casey M. Nault	172,498	917,333
Aoife McGrath	113,290	710,449

Explanatory Notes:
a	Includes additional shares awarded for the 2022-2024 ROIC Performance Shares metric as described above in Compensation Discussion and Analysis at page 51.
b	The aggregate dollar value realized upon vesting of restricted stock and performance shares (i.e., the number of shares times the market price of the underlying shares on the vesting date).
Nonqualified Deferred Compensation
Effective February 1, 2014, Coeur established the Coeur Mining, Inc. Non-Qualified Deferred Compensation Plan (“Deferred Compensation Plan”) for directors and highly compensated employees. The Deferred Compensation Plan allows directors and eligible highly compensated employees the opportunity to defer, on a pre-tax basis, a portion of his or her director fees, base salary, and/or AIP award, as applicable, to a date in the future. Employees can defer 5%-75% of base salary and 5%-75% of AIP award amounts. Directors can defer 5%-75% of director fees. Coeur may also decide to make employer contributions to the account of a participant from time to time. Participants may designate investment funds in which deferred amounts are invested. The net gain or loss on the assets of any such investment funds is used to determine the amount of earnings or losses to be credited to the participant’s account. Each participant must elect the time and form of distribution of deferred amounts (together with any earnings or losses credited to such amounts). Subject to certain limitations in the Deferred Compensation Plan, participants elect the frequency of payments and the number of payments to receive at the time of distribution. Participants are always 100% vested in amounts deferred by the participant. Amounts contributed by Coeur to a participant’s account vest based upon a schedule or schedules determined by us and communicated to the participant. We do not maintain a defined benefit pension program.

Named Executive Officer	Executive Contributions in Last FY ($)[a]	Registrant Contributions in Last FY ($)[b]	Aggregate Earnings in Last FY ($)[c]	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)[d]
Mitchell J. Krebs	—	93,113	187,161	—	1,925,763
Thomas S. Whelan	—	40,115	26,163	—	192,020
Michael Routledge	—	43,323	5,235	—	139,187
Casey M. Nault	—	30,561	46,872	—	320,404
Aoife McGrath	—	16,968	1,057	—	29,586

Explanatory Notes:
a	NEOs did not make any contributions to the Deferred Compensation Plan during 2025.
b
The amounts in this column also are reported in footnote (d) to the All Other Compensation column of the Summary Compensation Table. These amounts were calculated based on 2025 earnings but contributed to the plan during the first quarter of 2026.

c	The amount in this column is not included in the Summary Compensation Table because plan earnings were not preferential or above-market.
COEUR MINING 2026 Proxy Statement • 81

2025 Executive Compensation Information

d
The aggregate balances at last fiscal year-end reported in this table include the following amounts that were previously reported as compensation in the Summary Compensation Table of the Company’s Proxy Statements for prior years:

Named Executive Officer	Amounts Previously Reported ($)
Mitchell J. Krebs	1,654,752
Thomas S. Whelan	129,126
Michael Routledge	96,314
Casey M. Nault	245,221
Aoife McGrath	15,278

Potential Payments Upon Termination or Change-In-Control
We have severance and change-in-control arrangements with each of the NEOs currently serving as executive officers that provide for certain benefits payable to the executives in the event of certain qualifying terminations not in connection with a change in control or a change in control followed by the termination of the executive’s employment within two years for any reason other than for cause, disability, death, normal retirement or early retirement.
Each of the following constitutes a change in control under our change-in-control arrangements:
•
any organization, group or person (“Person”) (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Coeur representing 35% or more of the combined voting power of the then outstanding securities of Coeur;

•
during any two-year period, a majority of the members of the Board serving at the effective date of the change-in-control arrangement is replaced by directors who are not nominated and approved by the Board;

•	a majority of the members of the Board is represented by, appointed by or affiliated with any Person who the Board has determined is seeking to effect a change in control of Coeur; or
•	we are combined with or acquired by another company and the Board determines, either before such event or thereafter, by resolution, that a change in control will occur or has occurred.
The change-in-control arrangements provide that in the event the payment provided would constitute a “parachute payment” under Section 280G of the Internal Revenue Code, the payment will be reduced to the amount that will result in no portion being subject to the excise tax unless such reduction would result in the executive receiving a lower payment than the executive would be entitled to receive and retain on a net after-tax basis if such amount was not reduced.
Severance and Change-in-Control Arrangement with Mr. Krebs
If Mr. Krebs is terminated by Coeur without “cause” or Mr. Krebs terminates his employment with Coeur for “good reason” (each as defined in the CEO employment agreement) not in connection with a change in control, Mr. Krebs would be entitled to the benefits described below:
•
a severance payment equivalent to 2.75 times his base salary and target annual incentive plan award for the year in which the termination occurs, payable in 12 equal installments beginning 30 days after termination;

•	continuation of health care benefits for Mr. Krebs and his dependents for up to one year following the termination.
If a change in control occurs, Mr. Krebs shall be entitled to the benefits described below upon a termination by Coeur without cause or by Mr. Krebs for good reason within the 90 days preceding or two years following the change in control:
•	a lump sum equivalent to 2.75 times Mr. Krebs’s base salary and target annual incentive plan award for the year in which the change in control occurs, payable within 60 days after termination;
•	continuation of health care benefits for Mr. Krebs and his dependents for up to two years following the change in control; and
•	accelerated vesting of unvested grants of equity, as more fully described in the footnotes to the following table.
82 • COEUR MINING 2026 Proxy Statement

2025 Executive Compensation Information

Severance and Change-in-Control Arrangements with other NEOs
Mr. Whelan, Mr. Routledge, Mr. Nault and Ms. McGrath do not have individual employment agreements or change-in-control agreements but are covered under our Executive Severance Policy.
Under the Executive Severance Policy, in the event of a termination by Coeur without “cause” or by the employee for “good reason” (each as defined in the Executive Severance Policy) not in connection with a change in control, Mr. Whelan, Mr. Routledge, Mr. Nault and Ms. McGrath would each be entitled to the benefits described below:
•
a severance payment equivalent to two times the executive’s base salary and target annual incentive plan award for the year in which the termination occurs, payable in 12 equal installments beginning 30 days after termination; and

•	continuation of health care benefits for the employee and his or her dependents for up to 12 months following the termination.
Under these policies, if a change in control occurs, Mr. Whelan, Mr. Routledge, Mr. Nault and Ms. McGrath would be each entitled to the benefits described below upon a termination by Coeur without cause or by the employee for good reason within the 90 days preceding or two years following the change in control:
•	a lump sum equivalent to two times the executive’s base salary and target annual incentive plan award for the year in which the change in control occurs;
•	continuation of health care benefits for the employee and his or her dependents for up to 18 months following the change in control; and
•	accelerated vesting of unvested grants of equity, as more fully described in the footnotes to the following table.
The following table describes the potential payments and benefits under our compensation and benefit plans and arrangements to which the NEOs would be entitled upon certain terminations of employment assuming the triggering event took place on December 31, 2025 (with equity values calculated based on the closing market price per share of Coeur’s common stock of $17.83 as of that date.

Named Executive Officer		Cash Severance Payments ($)[a]	Continuation of Medical/ Welfare Benefits (present value) ($)[b]	Accelerated Vesting of Equity Awards ($)[c]	Total Termination Benefits ($)
Mitchell J. Krebs
•	Not for cause—Involuntary	5,259,375	16,595	0	5,275,970
•	Death & Disability	0	0	31,148,475	31,148,475
•	Not for cause—voluntary under age 65	0	0	0	0
•	Change in Control, without termination	0	0	0	0
•	Termination subsequent to a Change in Control[d]	5,259,375	34,104	36,220,220	41,513,699
Thomas S. Whelan
•	Not for cause—Involuntary	1,900,000	9,322	0	1,909,322
•	Death & Disability	0	0	12,531,120	12,531,120
•	Not for cause—voluntary under age 65	0	0	0	0
•	Change in Control, without termination	0	0	0	0
•	Termination subsequent to a Change in Control[d]	1,900,000	14,246	14,544,897	16,459,142
Michael Routledge
•	Not for cause—Involuntary	2,100,000	17,333	0	2,117,333
•	Death & Disability	0	0	14,079,192	14,079,192
•	Not for cause—voluntary under age 65	0	0	0	0
•	Change in Control, without termination	0	0	0	0
•	Termination subsequent to a Change in Control[d]	2,100,000	26,096	16,428,598	18,554,694

COEUR MINING 2026 Proxy Statement • 83

2025 Executive Compensation Information

Named Executive Officer		Cash Severance Payments ($)[a]	Continuation of Medical/ Welfare Benefits (present value) ($)[b]	Accelerated Vesting of Equity Awards ($)[c]	Total Termination Benefits ($)
Casey M. Nault
•	Not for cause—Involuntary	1,700,000	18,038	0	1,718,038
•	Death & Disability	0	0	11,397,453	11,397,453
•	Not for cause—voluntary under age 65	0	0	0	0
•	Change in Control, without termination	0	0	0	0
•	Termination subsequent to a Change in Control[d]	1,700,000	27,562	13,299,353	15,026,915
Aoife McGrath
•	Not for cause—Involuntary	1,260,000	18,815	0	1,278,815
•	Death & Disability	0	0	7,556,853	7,556,853
•	Not for cause—voluntary under age 65	0	0	0	0
•	Change in Control, without termination	0	0	0	0
•	Termination subsequent to a Change in Control[d]	1,260,000	28,750	8,875,011	10,073,761

Explanatory Notes:
a	Cash severance payments consist of 2.75 times for Mr. Krebs and 2.0 times for other executives, the sum of annual base salary plus target annual incentive opportunity.
b
In the event of a qualifying termination not in connection with a change in control, NEOs receive continued payment of employee health care benefits or costs of benefits for up to 12 months. In the event of a change in control and a subsequent qualifying termination of employment within two years following the change in control, NEOs receive continued payment of employee health care benefits or costs of benefits for up to 18 months, except in the case of the CEO, in which case the benefits would be available for up to 24 months. This column represents the net present value of health plan benefits provided upon termination.

c
Represents the value of any unvested stock options, restricted stock or other equity awards that were not vested as of the relevant date and present value of health plan benefits provided upon termination.

•
In the event of death or disability, all options, restricted stock grants, and performance share grants would vest 100%, with the performance shares vesting at target. The NEOs would have 12 months from the date of death or disability to exercise their options, except for nonqualified options granted prior to January 22, 2013, which permit up to three years to exercise in the event of disability.

•
In the event of a qualifying termination of employment within 90 days prior to and up to two years following a change in control, the NEOs would have up to 12 months from termination to exercise their options, except for incentive stock options granted between January 22, 2013 and May 13, 2015, which permit up to two years to exercise, instead of the usual three months.

•
Our equity awards are subject to “double trigger” accelerated vesting upon a change-in-control, meaning restricted stock will vest 100%, and performance shares will vest based on the actual performance achieved up to the date of the change in control, in each case only upon a qualifying termination within 90 days prior to and up to two years after the change in control. The actual achievement of performance targets up to the date of the change in control was estimated using the elapsed time in the performance period occurring prior to the hypothetical change in control.

d
The severance payments will be reduced to keep the total payments from exceeding the cap imposed by the golden parachute rules of the Internal Revenue Code (“280G”) to the extent that such reduction will, on a net after-tax basis, provide the executive with a greater value than if no reduction was made and the executive paid any 280G-related excise tax payments. No values shown in the table have been reduced.

In the event of death or disability, no special benefits are provided other than the payment of any accrued compensation and benefits under the companywide benefit plans, and the accelerated vesting of equity grants discussed above. Upon an eligible retirement, the NEOs are entitled to accelerated vesting of equity identical to that occurring in the event of death or disability. None of the NEOs is currently eligible for retirement.
84 • COEUR MINING 2026 Proxy Statement

2025 Ratio of CEO Compensation to Median
Employee Compensation
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following ratio of the annual total compensation of Mr. Krebs, our CEO, to the annual total compensation of our median employee. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
For 2025, our last completed fiscal year:

• the annual total compensation of our CEO, as reported in the 2025 Summary Compensation Table on page 76 of this Proxy Statement, was $6,646,601; and	For 2025, the ratio of the annual total compensation of Mr. Krebs, our CEO, to the annual total compensation of our median compensated employee was 83 to 1
• the annual total compensation of our median compensated employee (other than our CEO) was $79,655.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:
•
We determined that, as of December 31, 2025, our employee population consisted of approximately 2,281 individuals with these individuals located in the United States, Canada and Mexico (as reported in Item 1, Business, in our Annual Report, less the number of employees at Las Chispas, which was added to Coeur’s portfolio in 2025 through our acquisition of SilverCrest Metals Inc.). This population consisted of our full-time, part-time, and temporary employees.

•
To identify the “median employee” from our employee population, we compared the amount of total cash compensation reflected in our payroll records. Total cash compensation includes base salary or hourly wages paid during 2025, as applicable, and amounts paid during 2025 under our AIP and other cash bonus arrangements. We identified our median employee using this compensation measure, which was consistently applied to all our employees included in the calculation.

•
Once we identified our median employee, we combined all of the elements of such employee’s compensation for 2025 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $75,474. The median employee’s total compensation for 2025 included a contribution of $4,180 to the account of the employee in the Company’s 401(k) Retirement Plan. The Company contributes an amount equal to 100% of up to the first 6% of an employee’s eligible compensation contributed in 2025.

•
With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2025 Summary Compensation Table on page 76 of this Proxy Statement and incorporated by reference into Item 11 of Part III of our Annual Report.

COEUR MINING 2026 Proxy Statement • 85

Pay-versus-Performance Table
The following table sets forth additional compensation information of our CEO (sometimes referred to as “PEO” for purposes of this section) and our other NEOs along with TSR, net income, and adjusted EBITDA performance results for our fiscal years ended 2025, 2024, 2023, 2022 and 2021. The calculations and analysis below do not necessarily reflect the Company’s approach to aligning executive compensation with performance. For information concerning the Company’s compensation philosophy and how the Company aligns executive compensation with Company performance, refer to the CD&A beginning on page 51.

Year (a)	Summary Compensation Table Total for PEO[1] (b)	Compensation Actually Paid to PEO[2] (c)	Average Summary Compensation Table Total for non-PEO NEOs[3] (d)	Average Compensation Actually Paid to non-PEO NEOs[2,3] (e)	Value of Initial Fixed $100 Investment Based On:		Net Income (h)	Adjusted EBITDA (Company Selected Measure)[5] (i)
					Total Stockholder Return[4] (f)	Peer Group Total Stockholder Return[4] (g)
2025	$6,646,601	$42,801,553	$2,538,285	$15,683,503	$172	$243	$585,872,000	$1,025,772,000
2024	$4,387,806	$9,841,535	$1,837,740	$3,866,999	$55	$95	$58,900,000	$339,152,000
2023	$4,108,972	$3,852,029	$1,722,556	$1,595,045	$31	$87	($103,612,000)	$142,302,000
2022	$3,905,654	$2,406,554	$1,558,682	$1,028,030	$32	$80	($78,107,000)	$138,954,000
2021	$3,703,859	$2,672,360	$1,479,751	$1,177,195	$49	$89	($31,322,000)	$216,112,000

1	In all the years in question, Mitchell J. Krebs was our Chief Executive Officer.
2
The following tables set forth the adjustments made during 2025 represented in the PVP table to arrive at CAP to our PEO and average CAP to our other NEOs. The equity award adjustments to arrive at “Compensation Actually Paid” or “CAP” were calculated consistent with FASB ASC 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. For information on our adjustments made during 2021-2024, refer to our 2025 Proxy Statement.

	PEO	Average Non-PEO
Total Reported in 2025 Summary Compensation Table (SCT)	$6,646,601	$2,538,285
Less, value of Stock Awards reported in SCT	$4,223,336	$1,464,327
Plus, Year-End Fair Value of Awards Granted in the Fiscal Year that are Unvested and Outstanding	$11,201,346	$3,883,764
Plus, Change in Fair Value of Prior Year Awards that are Outstanding and Unvested	$28,497,925	$10,600,550
Plus, FMV of Awards Granted this Year and that Vested this Year	—	—
Plus, Change in Fair Value (from prior year-end to vesting date) of Prior Year Awards that Vested during the Fiscal Year	$679,017	$125,232
Less, Prior Year Fair Value of Prior Year Awards that Failed to Vest this Year	—	—
Total Adjustments	$36,154,953	$13,145,218
Compensation Actually Paid for 2025	$42,801,553	$15,683,503

3
During 2025, our non-PEO NEOs consisted of Thomas S. Whelan, Michael Routledge, Casey M. Nault and Aoife McGrath. During each of 2024, 2023 and 2022, our non-PEO NEOs consisted of Thomas S. Whelan, Michael Routledge, Casey M. Nault and Emilie C. Schouten. During 2021, our non-PEO NEOs consisted of Thomas S. Whelan, Michael Routledge, Casey M. Nault, Terrence F. Smith, and Hans J. Rasmussen. Mr. Smith departed the Company effective August 27, 2021, and Mr. Rasmussen retired from his position as Senior Vice President, Exploration, effective March 31, 2022.

4
Company and peer group TSR reflects the Company’s “TSR peer group” as reflected in our 2025 Annual Report on Form 10-K pursuant to Item 201(e) of Regulation S-K. Each year reflects what the cumulative value of $100 would be, including reinvestment of dividends, if such amount were invested on December 31, 2025.

5
Adjusted EBITDA, a non-GAAP financial reporting measure, is used by the Company to evaluate operating performance of our core mining business and allows investors and analysts to compare results of the Company to similar results of other mining companies. For a reconciliation of Adjusted EBITDA to net income, please refer to the tables in Appendix A.

86 • COEUR MINING 2026 Proxy Statement

Pay-versus-Performance Table

PVP Descriptive Disclosure
We believe compensation actually paid (“CAP”), in each of the years reported above in the Pay-Versus-Performance (“PVP”) table and over the three-year cumulative period are reflective of the CLD Committee’s emphasis on “pay-for-performance”, as CAP fluctuated year-over-year, primarily due to our stock price performance and our varying levels of achievement against pre-established performance goals under our AIP and LTIP Programs.
The following graphs compare CAP to (1) company and peer group TSR (represented by the NYSE Arca Gold Miners Index), (2) Net Income and (3) Adjusted EBITDA.

Additional Performance Measures
The following performance measures reflect the Company’s most important performance measures used to link compensation actually paid to NEOs to performance in 2025, as further described and defined in the CD&A.

Adjusted EBITDA
ROIC
Production
Costs Applicable to Sales
Growth in Reserves and Resources
Environmental, Health and Safety Performance
Strategic Initiatives
rTSR

COEUR MINING 2026 Proxy Statement • 87

General Information
When and where is the Annual Meeting?
The 2026 Annual Meeting will be held on Tuesday, May 12, 2026 at 9:30 a.m. Central Time, and will be conducted solely in a virtual format as a live audio webcast.
How can I access the Annual Meeting?
Stockholders can join the Annual Meeting by navigating to www.virtualshareholdermeeting.com/CDE2026. Online access to the audio webcast will begin approximately 15 minutes before the start of the Annual Meeting to allow time for you to log-in and test your device’s audio system. We encourage you to access the meeting in advance of the designated start time. Stockholders participating in the Annual Meeting will be able to vote their shares electronically during the Annual Meeting and may submit a question during the virtual event using the directions on the meeting website at www.virtualshareholdermeeting.com/CDE2026. Technical support will be available prior to and during the meeting at virtualshareholdermeeting.com.
Will I be able to participate in the Virtual Annual Meeting?
The Annual Meeting format is designed to permit stockholders the same rights and opportunities to participate as they would have at an in-person meeting. After the business portion of the Annual Meeting concludes and the meeting is adjourned, we expect to hold a Q&A session during which we intend to answer questions submitted during the meeting that are pertinent to the Company and the items being brought before the stockholder vote at the Annual Meeting, as time permits. Our responses to questions properly submitted will be made available to all stockholders on the Annual Meeting website promptly following completion of the Annual Meeting. The Q&A session will be conducted in accordance with the Rules for Conduct of Meeting, which will be available for review at the Annual Meeting at www.virtualshareholdermeeting.com/CDE2026. Stockholders participating in the Annual Meeting will be able to vote their shares electronically during the Annual Meeting using the directions on the meeting website. To participate in the Annual Meeting, you will need the 16-digit control number found on your proxy card, voting instruction form or notice of internet availability. If you hold your shares in the name of a broker, bank, trustee or other nominee, you may need to contact your broker, bank, trustee or other nominee for assistance with your 16-digit control number.
Who is entitled to vote at the Annual Meeting? What is the Record Date?
All stockholders of record as of the close of business on the Record Date, March 18, 2026, are entitled to vote at the Annual Meeting and any adjournment or postponement thereof upon the matters listed in the Notice of Annual Meeting. Each stockholder is entitled to one vote for each share held of record on that date. As of the close of business on the Record Date, a total of 641,841,942 shares of our common stock were outstanding.
What is the difference between a stockholder of record and a stockholder who holds shares in street name?
If your shares of Coeur common stock are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are a stockholder of record, and these proxy materials are being sent directly to you from the Company.
If your shares of Coeur common stock are held in “street name,” it means that your shares of Coeur common stock are held in a brokerage account or by a bank or other nominee and that you are the beneficial owner of these shares. In that case, these proxy materials are being forwarded to you by your broker, bank or other nominee, who is considered the stockholder of record with respect to such shares. As the beneficial owner of Coeur common stock, you have the right to direct your broker, bank or other nominee on how to vote, and you will receive instructions from your broker, bank or other nominee describing how to vote your shares of Coeur common stock.
How do I inspect the list of stockholders of record?
Stockholders wishing to review the list of stockholders entitled to vote at the Annual Meeting can make arrangements to do so by contacting our Investor Relations department at investors@coeur.com.
88 • COEUR MINING 2026 Proxy Statement

General Information

Why did I receive a notice in the mail regarding the internet availability of proxy materials?
In accordance with the rules of the SEC, instead of mailing to stockholders a printed copy of our Proxy Statement, Annual Report and other materials (the “proxy materials”) relating to the Annual Meeting, Coeur may furnish proxy materials to stockholders on the Internet by providing a notice of internet availability of proxy materials (the “Notice of Internet Availability”) to inform stockholders when the proxy materials are available on the Internet. If you receive the Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials unless you specifically request a printed copy. Instead, the Notice of Internet Availability will instruct you on how to access and review all of Coeur’s proxy materials, as well as how to submit your proxy. The proxy materials are available at www.proxyvote.com.
Will I get more than one copy of the notice or proxy materials if multiple stockholders share my address?
When multiple stockholders have the same address, the SEC permits companies and intermediaries, such as brokers, to deliver a single copy of certain proxy materials and the Notice of Internet Availability to the stockholders. This process is commonly referred to as “householding.” We do not participate in householding, but some brokers may do so for stockholders who do not take electronic delivery of proxy materials. If your shares are held in a brokerage account and you have received notice from your broker that it will send one copy of the Notice of Internet Availability or proxy materials to your address, householding will continue until you are notified otherwise or you instruct your broker otherwise. If, at any time, you would prefer to receive a separate copy of the Notice of Internet Availability or proxy materials, or if you share an address with another stockholder and receive multiple copies but would prefer to receive a single copy, please notify your broker. We promptly will deliver to a stockholder who received one copy of the Notice of Internet Availability or proxy materials as the result of householding a separate copy upon the stockholder’s written or oral request directed to our Investor Relations department at (312) 489-5800, Coeur Mining, Inc., 200 South Wacker Drive, Suite 2100, Chicago, IL 60606. Please note, however, that if you wish to receive a paper proxy card or other proxy materials for purposes of this year’s Annual Meeting, you should follow the instructions provided in the Notice of Internet Availability.
What does it mean to give a proxy?
The persons named on the proxy card (the “proxy holders”) have been designated by the Board to vote the shares represented by proxy at the Annual Meeting. The proxy holders are officers of Coeur. They will vote the shares represented by each properly executed and timely received proxy in accordance with the stockholder’s instructions, or if no instructions are specified, the shares represented by each otherwise properly executed and timely received proxy will be voted “FOR” each nominee in Proposal No. 1 and “FOR” Proposals No. 2, 3 and 4 in accordance with the recommendations of the Board as described in this Proxy Statement. If any other matter properly comes before the Annual Meeting or any adjournment or postponement thereof, the proxy holders will vote on that matter in their discretion.
How do I vote?
If you are a holder of shares of Coeur common stock, you can vote by telephone or on the internet 24 hours a day through 11:59 p.m. (Central Time) on the day before the Annual Meeting date using the telephone number or visiting the website listed on page 91. If you are submitting a proxy for your shares by telephone or internet, you should have the Notice of Internet Availability or the proxy card or voting instruction card (for those holders who have received, by request, a hard copy of the proxy card or voting instruction card) in hand when you call or access the website, as applicable.
If you have received, by request, a hard copy of the proxy card or voting instruction card, and wish to submit your proxy by mail, you must complete, sign and date the proxy card or voting instruction card and return it in the envelope provided in sufficient advance time so that it is received prior to the Annual Meeting.
While the Company encourages holders of common stock to vote by proxy, you also have the option of voting your shares of common stock at the Annual Meeting through the virtual platform. If you are a stockholder of record of common stock, you have the right to attend the Annual Meeting and vote at the Annual Meeting, subject to compliance with the procedures described above.
As mentioned above, as the beneficial owner of Coeur common stock, you have the right to direct your broker, bank or other nominee on how to vote, and you will receive instructions from your broker, bank or other nominee describing how to vote your shares of Coeur common stock.
COEUR MINING 2026 Proxy Statement • 89

General Information

How can I revoke a proxy or change my vote?
If you are a stockholder of record of Coeur common stock, you may change your vote or revoke your proxy at any time prior to the voting at the Annual Meeting:
•	by providing written notice to our Company’s Secretary;
•	by attending the Annual Meeting and voting through the virtual platform (your attendance at the Annual Meeting will not by itself revoke your proxy);
•	by submitting a later-dated proxy card, provided it is received before the Annual Meeting;
•	if you submitted a proxy by telephone or Internet, by submitting a subsequent proxy by telephone or internet; or
•
if you are a beneficial owner of Coeur common stock and have instructed a broker, bank or other nominee to vote your shares, you may follow the directions received from your broker, bank or other nominee to change or revoke those instructions.

How many shares must be represented in person or by proxy to hold the Annual Meeting?
A majority of the voting power of all issued and outstanding stock entitled to vote at the Annual Meeting, represented at the meeting in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.
What is a broker non-vote?
A broker non-vote occurs when a broker or other nominee that holds shares on behalf of a street name stockholder does not vote on a particular matter because it does not have discretionary authority to vote on that particular matter and has not received voting instructions from the street name stockholder.
If you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, New York Stock Exchange rules allow, but do not require, the nominee to vote your shares on routine matters but not on non-routine matters. If you hold your shares in street name, it is critical that you cast your vote if you want it to count for non-routine matters. Broker non-votes and abstentions by stockholders from voting (including brokers holding their clients’ shares of record who cause abstentions to be recorded) will be counted towards determining whether or not a quorum is present. However, because broker non-votes and abstentions are not considered “votes cast” under Delaware law, they will have no effect on the approval of any matter. We urge you to promptly provide voting instructions to your broker to ensure that your shares are voted on all of the proposals, even if you plan to attend the Annual Meeting.
Who will tabulate the vote?
Votes cast by proxy or at the Annual Meeting will be tabulated by the inspectors of election appointed by us for the meeting.
Who bears the cost of this proxy solicitation?
We are soliciting proxies from stockholders on behalf of our Board and will bear the cost of soliciting proxies. Proxies may be solicited by directors, officers or regular employees in person or by telephone or electronic mail without special compensation. We have retained Morrow Sodali LLC, Stamford, Connecticut, to assist in the solicitation of proxies. Morrow Sodali LLC’s fee will be $10,000, plus out-of-pocket expenses.
Do stockholders have dissenters’ rights?
Pursuant to applicable Delaware law, there are no dissenters’ or appraisal rights relating to the matters to be acted upon at the Annual Meeting.
90 • COEUR MINING 2026 Proxy Statement

General Information

Votes Required to Approve the Proposals:

Proposal		Required Vote	Effect of Abstention	Effect of Broker Non-Vote[1]
1	Election of nine directors	Majority of votes cast for each of the nominees	None[1]	No effect
2	Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2026	Majority of votes cast for the action	None[1]	N/A (broker non-votes are not expected)
3	Approval of an amendment to the Company’s Certificate of Incorporation to limit the liability of certain officers as permitted by law	Majority of outstanding shares of common stock	Same as vote Against	Same as vote Against
4	Advisory resolution to approve named executive officer compensation	Majority of votes cast for the action	None[1]	No effect

1	Under Delaware law, abstentions and broker no-non votes are not counted as votes cast.

YOUR VOTE IS IMPORTANT
Please cast your vote as soon as possible by using one of the following methods:
Online at www.proxyvote.com	Call toll-free from the United States, U.S. territories and Canada via 1-800-690-6903
Mail your signed proxy or voting instruction form	Attend the Annual Meeting virtually www.virtualshareholder-meeting.com/CDE2026

Your Vote is Important – We will make a charitable contribution of $1 to Hire Heroes USA for every stockholder account that votes, up to a maximum donation of $10,000. Coeur is committed to recruiting, supporting and integrating current and former members of the military into our operations through our Coeur Heroes program, launched in 2018. Coeur Heroes allows service members to use the special skills they developed during their time of service to help make a difference at our operations.

COEUR MINING 2026 Proxy Statement • 91

Other Matters
Management is not aware of any other matters to be considered at the Annual Meeting. If any other matters are properly raised before the meeting, the persons named in the enclosed proxy will vote the proxy in accordance with their discretion.
Stockholder Proposals for the 2027 Annual Stockholders’ Meeting
•
Proposals of stockholders intended to be submitted and presented at the 2027 Annual Stockholders’ Meeting (the “2027 Annual Meeting”) pursuant to the SEC Rule 14a-8 must be received by the Company’s Secretary, Coeur Mining, Inc., 200 South Wacker Drive, Suite 2100, Chicago, IL 60606, no later than the close of business on December 2, 2026 in order for them to be considered for inclusion in the Proxy Statement for the 2027 Annual Meeting.

•
A stockholder wishing to submit a proposal, including a director nomination, to be voted on at the 2027 Annual Meeting under the advance notice provisions included in our Bylaws for our 2027 Annual Meeting, must deliver notice of such proposal or director nomination as applicable, including the information specified in the Bylaws (which includes information required under Rule 14a-19), to the Company’s Secretary at the address indicated above no earlier than the close of business on January 12, 2027 and no later than the close of business on February 11, 2027. If the 2027 Annual Meeting is more than 30 days before or more than 70 days after the anniversary date of the 2026 Annual Meeting, such notice must be delivered to us no earlier than the close of business on the 120th day prior to the meeting and no later than the close of business on the later of the 90th day prior to the meeting or the 10th day following the date on which public announcement of such meeting is first made.

•
Our Bylaws permit a stockholder, or a group of up to 20 stockholders, who continuously own at least 3% or more of our outstanding common stock for at least three years to nominate and include in our proxy materials directors constituting up to the greater of two or 20% of board seats, if the stockholder(s) and the nominee(s) meet the requirements included in our Bylaws. Notice of director nominations submitted under these proxy access Bylaw provisions must be delivered to the Company’s Secretary at the address indicated above no earlier than the close of business on December 2, 2026, and no later than the close of business on January 1, 2027. If the 2027 Annual Meeting is more than 30 days before or more than 70 days after the anniversary date of the 2026 Annual Meeting, such notice must be delivered to us no earlier than the close of business on the 120th day prior to the meeting and no later than the close of business on the later of the 90th day prior to the meeting or the 10th day following the date on which public announcement of such meeting is first made.

•
Failure to comply with the advance notice requirements will permit management to use its discretionary voting authority if and when the proposal is raised at the Annual Meeting without having had a discussion of the proposal in the Proxy Statement. For purposes of the above-mentioned deadlines, “close of business” shall mean 6:00 p.m. local time at the principal executive offices of the Company on any calendar day, whether or not the day is a business day.

This Proxy Statement is accompanied by our Annual Report, which includes financial statements for the year ended December 31, 2025. The Annual Report is not to be regarded as part of the proxy solicitation materials.
Any stockholder who would like a copy of our Annual Report, including the related financial statements and financial statement schedules, may obtain one, without charge, by addressing a request to the attention of the Company’s Secretary, Coeur Mining, Inc., 200 South Wacker Drive, Suite 2100, Chicago, IL 60606. Our copying costs will be charged if copies of exhibits to the Annual Report are requested. You may also obtain a copy of the Annual Report, including exhibits, from our website, www.coeur.com, by clicking on “Annual Reports & Proxy Statements” in the “Investors” navigation tab.
By order of the Board of Directors,

Casey M. Nault
Executive Vice President, General Counsel and Secretary
Chicago, IL
April 1, 2026
92 • COEUR MINING 2026 Proxy Statement

Appendix A
Certain Additional Information
Reconciliation of Non-U.S. GAAP Information
Non-GAAP financial measures are intended to provide additional information only and do not have any standard meaning prescribed by generally accepted accounting principles (“GAAP”). These measures should not be considered in isolation or as a substitute for performance measures prepared in accordance with GAAP.
Management uses EBITDA to evaluate the Company’s operating performance, to plan and forecast its operations, and assess leverage levels and liquidity measures. The Company believes the use of EBITDA reflects the underlying operating performance of our core mining business and allows investors and analysts to compare results of the Company to similar results of other mining companies. Adjusted EBITDA is the basis of a measure used in the indenture governing the 2029 Senior Notes and the RCF to determine our ability to make certain payments and incur additional indebtedness. EBITDA and Adjusted EBITDA do not represent, and should not be considered an alternative to, Net income (Loss) or Cash Flow from Operations as determined under GAAP. Other companies may calculate Adjusted EBITDA differently and those calculations may not be comparable to our presentation. Adjusted EBITDA is reconciled to Net income (loss) in the following table:
Adjusted EBITDA Reconciliation

($ thousands)	2025	2024	2023
Net income (loss)	585,872	58,900	(103,612)
Interest expense, net of capitalized interest	30,942	51,276	29,099
Income tax provision	96,666	67,450	35,156
Amortization	251,099	124,974	99,822
EBITDA	$964,579	$302,600	$60,465
Fair value adjustments, net	342	—	(3,384)
Foreign exchange (gain) loss	(1,429)	(4,753)	459
Loss on sale of assets and securities	698	4,250	25,197
RMC bankruptcy distribution	(37)	(1,294)	(1,516)
Loss on debt extinguishment	(113)	(417)	(3,437)
Asset retirement obligation accretion	19,697	16,778	16,405
Inventory adjustments and write-downs	6,265	8,042	43,188
Other adjustments	—	5,429	4,925
Adjusted EBITDA	$1,025,772	$339,152	$142,302

COEUR MINING 2026 Proxy Statement • 93

Appendix A − Certain Additional Information

Management uses Free Cash Flow as a non-GAAP measure to analyze cash flows generated from operations. Free Cash Flow is Cash Provided By (used in) Operating Activities less Capital expenditures as presented on the Consolidated Statements of Cash Flows. The Company believes Free Cash Flow is also useful as one of the bases for comparing the Company’s performance with its competitors. Although Free Cash Flow and similar measures are frequently used as measures of cash flows generated from operations by other companies, the Company’s calculation of Free Cash Flow is not necessarily comparable to such other similarly titled captions of other companies. The following table sets forth a reconciliation of Free Cash Flow, a non-GAAP financial measure, to Cash Provided By (used in) Operating Activities, which the Company believes to be the GAAP financial measure most directly comparable to Free Cash Flow.
Free Cash Flow Reconciliation

Consolidated	Year Ended December 31,
(Dollars in thousands)	2025	2024	2023
Cash flow from operations	$886,879	$174,234	$67,288
Capital expenditures	221,162	183,188	364,617
Free cash flow	$665,717	$(8,954)	$(297,329)

Gold CAS / oz and Silver CAS / oz

Year Ended December 31, 2025
$ in thousands (except metal sales and per ounce amounts)	Las Chispas[1]	Palmarejo	Rochester	Kensington	Wharf	Silvertip	Total
Costs applicable to sales, including amortization (U.S. GAAP)	295,897	228,672	278,397	218,349	123,486	3,903	1,148,704
Amortization	(94,213)	(37,015)	(69,283)	(39,295)	(6,558)	(3,903)	(250,267)
Reported costs applicable to sales	201,684	191,657	209,114	179,054	116,928	—	898,437
Inventory adjustments	(1,590)	(911)	(2,195)	(949)	(467)	—	(6,1112)
By-product credit	—	—	—	(17)	(5,121)	—	(5,138)
Adjusted costs applicable to sales	200,094	190,746	206,919	178,088	111,340	—	887,187
Metal Sales
Gold ounces	58,251	100,723	60,612	105,682	96,764	—	422,032
Silver ounces	5,445,330	6,498,821	6,077,114	—	133,970	—	18,155,235
Revenue Split
Gold	48%	46%	46%	100%	100%	—
Silver	52%	54%	54%	—	—	—
Adjusted costs applicable to sales
Gold ($/oz)	1,649	871	1,570	1,685	1,151	—	1,347
Silver ($/oz)	19.11	15.85	18.39			—	17.69

1 Includes the impact of the purchase price allocation ascribed in Inventory of $93.5 million.
94 • COEUR MINING 2026 Proxy Statement

Appendix A − Certain Additional Information

Year Ended December 31, 2024
$ in thousands (except metal sales and per ounce amounts)	Palmarejo	Rochester	Kensington	Wharf	Silvertip	Total
Costs applicable to sales, including amortization (U.S. GAAP)	240,473	195,904	185,958	104,853	3,235	730,387
Amortization	(44,979)	(41,293)	(28,201)	(6,487)	(3,235)	(124,195)
Reported costs applicable to sales	195,458	154,611	157,757	98,366	—	606,192
Inventory adjustments	(1,365)	(2,746)	(361)	(126)	—	(4,598)
By-product credit	—	—	(72)	(6,405)	—	(6,333)
Adjusted costs applicable to sales	194,093	151,865	157,468	91,835	—	595,261
Metal Sales
Gold ounces	108,783	38,345	95,361	98,327	—	340,816
Silver ounces	6,796,715	4,389,378	—	232,728	—	11,418,821
Revenue Split
Gold	50%	42%	100%	100%	—
Silver	50%	58%	—	—	—
Adjusted costs applicable to sales
Gold ($/oz)	892	1,663	1,651	934	—	1,203
Silver ($/oz)	14.28	20.07			—	16.55

Reserves and Resources
We are subject to the reporting requirements of the Exchange Act and applicable Canadian securities laws, and as a result we report our mineral reserves and mineral resources according to two different standards. U.S. reporting requirements are governed by Item 1300 of Regulation S-K (“S-K 1300”), as issued by the U.S. Securities and Exchange Commission (“SEC”). Canadian reporting requirements for disclosure of mineral properties are governed by National Instrument 43-10 Standards of Disclosure for Mineral Projects (“NI 43-101”), as adopted from the definitions provided by the Canadian Institute of Mining, Metallurgy and Petroleum. Both sets of reporting standards have similar goals in terms of conveying an appropriate level of confidence in the disclosures being reported, but the standards embody slightly different approaches and definitions.
In our public filings in the U.S. and Canada and in certain other announcements not filed with the SEC, we disclose proven and probable reserves and measured, indicated and inferred resources, each as defined in S-K 1300. The estimation of measured resources and indicated resources involve greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves, and therefore investors are cautioned not to assume that all or any part of measured or indicated resources will ever be converted into S-K 1300-compliant reserves. The estimation of inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources, and therefore it cannot be assumed that all or any part of inferred resources will ever be upgraded to a higher category. Therefore, investors are cautioned not to assume that all or any part of inferred resources exist, or that they can be mined legally or economically.
COEUR MINING 2026 Proxy Statement • 95

Appendix B
Amendment to the Company’s Certificate of Incorporation to Limit the Liability of Certain Officers as Permitted by Law
Amendment to the Coeur Mining, Inc. Certificate of Incorporation
Proposed edits to the Company’s Certificate of Incorporation are marked as underlined text below.
Article X

LIABILITY OF DIRECTORS AND OFFICERS
Section 10.1 No Personal Liability. To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable.
Section 10.2 Amendment or Repeal. Any amendment, alteration or repeal of this Article X that adversely affects any right of a director or officer shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.
96 • COEUR MINING 2026 Proxy Statement

COEUR MINING®

+1 (312) 489-5800
www.coeur.com

NYSE, TSX: CDE

Connect with us

COEUR MINING®
We Pursue a Higher Standard

COEUR MINING, INC.
ATTN: CASEY M. NAULT
200 SOUTH WACKER DRIVE, SUITE 2100
CHICAGO, IL 60606

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 11, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CDE2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 11, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V90335-P48528 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

COEUR MINING, INC.

Company Proposals

The Board of Directors recommends you vote FOR each of the director nominees listed in Proposal 1 below, and FOR Proposals 2, 3 and 4.

1. Election of nine directors	For	Against	Abstain
1a. Linda L. Adamany	☐	☐	☐
1b. Pierre Beaudoin	☐	☐	☐
1c. Paramita Das	☐	☐	☐
1d. Patrick Godin	☐	☐	☐
1e. Jeane L. Hull	☐	☐	☐
1f. Mitchell J. Krebs	☐	☐	☐
1g. Eduardo Luna	☐	☐	☐
1h. Marilyn Schonberner	☐	☐	☐
1i. J. Kenneth Thompson	☐	☐	☐

Note: Such other business as may properly come before the meeting or any adjournment thereof.

HIRE HEROES USA

We will donate $1 to Hire Heroes USA
for every stockholder who votes,
up to a maximum donation of $10,000!

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders' Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V90336-P48528

COEUR MINING, INC.
Annual Stockholders' Meeting
May 12, 2026 at 9:30 AM CDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Mitchell J. Krebs or, in his absence, Casey M. Nault, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of COEUR MINING, INC. that the stockholder(s) is/are entitled to vote at the Annual Stockholders' Meeting to be held by virtual means at www.virtualshareholdermeeting.com/CDE2026 at 9:30 AM CDT, on May 12, 2026, and any adjournment or postponement thereof.

As always, we encourage voting prior to the annual meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Whether or not direction is made, this proxy, when properly executed, will be voted in the discretion of the proxy holders upon such other business as may properly come before the Annual Stockholders' Meeting or any adjournment or postponement thereof (including, if applicable, on any matter which the Board of Directors did not know would be presented at the Annual Stockholders' Meeting by a reasonable time before the proxy solicitation was made and for the election of a person to the Board of Directors if any nominee named in Proposal 1 becomes unable to serve or for good cause will not serve).

Continued and to be signed on reverse side